As filed with the Securities and Exchange Commission on August 28, 2026
Securities Act of 1933 File No. 033-78960
Investment Company Act of 1940 File No. 811-08510

United States
Securities And Exchange Commission
Washington, D.C. 20549

Form N-1A
Registration Statement
UNDER The Securities Act of 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 120	☒
and/or
REGISTRATION STATEMENT
UNDER The Investment Company Act of 1940	☒
Amendment No. 123

MATTHEWS INTERNATIONAL FUNDS
(Exact Name of Registrant as Specified in Charter)

Four Embarcadero Center, Suite 550 San Francisco, CA 94111
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (415) 788-7553

Mark Headley, President
Four Embarcadero Center, Suite 550
San Francisco, CA 94111
(Name and Address of Agent for Service)

Copies To:
Deepa Damre Smith, Vice President
Four Embarcadero Center, Suite 550
San Francisco, CA 94111
David A. Hearth, Esq.
Paul Hastings LLP
101 California Street, 48th Floor
San Francisco, CA 94111

It is proposed that this filing will become effective (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b)
☐	on ____________ pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on ____________ pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	on ____________ pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION	[ ], 2026

Matthews Asia Funds | Prospectus

[ ], 2026 | matthewsasia.com

Matthews Asia ex China Fund | [ ] (Institutional)

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved the Fund. Also, the SEC has not passed upon the adequacy or accuracy of this prospectus. Anyone who informs you otherwise is committing a crime.

Matthews Asia Funds

matthewsasia.com

Please read this document carefully before you make any investment decision. If you have any questions, do not hesitate to contact a Matthews Asia Funds representative at 800.789.ASIA (2742) or visit matthewsasia.com.

Please keep this prospectus with your other account documents for future reference.

Matthews Asia ex China Fund

FUND SUMMARY

Investment Objective

Long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of this Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

SHAREHOLDER FEES

(fees paid directly from your investment)

Institutional Class
Maximum Account Fee on Redemptions (for wire redemptions only)	$9

ANNUAL OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees		[ ]%
Distribution (12b-1) Fees		[ ]%
Other Expenses		[ ]%

Administration and Shareholder Servicing Fees	[ ]%
Total Annual Fund Operating Expenses		[ ]%

EXAMPLE OF FUND EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One year	Three year

Institutional Class	$[ ]	$[ ]

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. Because the Fund has not commenced operations as of the date of this Prospectus, no portfolio turnover data is available for the Fund.

Principal Investment Strategy

Under normal circumstances, the Matthews Asia ex China Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia excluding mainland China. Asia consists of all countries and markets in Asia, and includes developed, emerging, and frontier countries and markets in the Asian region. Certain emerging market countries may also be classified as “frontier” market countries, which are a subset of emerging market countries with newer or even less developed economies and markets, such as Sri Lanka and Vietnam. For purposes of excluding China only, Matthews defines a company or issuer as “located” in mainland China if it is organized under the laws of mainland China or has its principal place of business in mainland China. Also for purposes of excluding China, China means mainland China and does not include companies located in China’s administrative and

MATTHEWS ASIA EX CHINA FUND	1

other districts. Accordingly, the Fund may invest in companies located in Hong Kong and Macau. The Fund currently expects to invest in companies located in the countries included in the Fund’s primary benchmark index, the MSCI All Country Asia ex Japan ex China Index. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

A company or other issuer is considered to be “located” in a country or a region, and a security or instrument is deemed to be an Asian (or specific country) security or instrument, if it has substantial ties to that country or region. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of business in or is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in that country or region; (ii) it is issued to finance a project that has at least 50% of its assets or operations in that country or region; (iii) it is at least 50% secured or backed by assets located in that country or region; (iv) it is a component of or its issuer is included the MSCI All Country Asia ex Japan ex China Index, the Fund’s primary benchmark index; or (v) it is denominated in the currency of an Asian country and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country. The Fund may also invest in depositary receipts, including American, European and Global Depositary Receipts.

The Fund seeks to invest in companies capable of sustainable growth based on the fundamental characteristics of those companies, including balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health. Matthews expects that the companies in which the Fund invests typically will be of medium or large size, but the Fund may invest in companies of any size. Matthews measures a company’s size with respect to fundamental criteria such as, but not limited to, market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees.

The Fund will concentrate its investments in the group of information technology industries, which Matthews considers to include the following types of companies: information technology services, software, communications equipment, technology hardware, electronic equipment, semiconductors and semiconductor equipment. Information technology industries are changing rapidly and the Fund may invest in other types of companies in the future.

The Fund may invest in affiliated and unaffiliated ETFs for cash equitization purposes, which allows the Fund to invest in a manner consistent with its investment strategy while managing daily cash flows, including purchases and redemptions by investors.

Principal Risks of Investment

There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:

Political, Social and Economic Risks of Investing in Asia: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.

U.S. Trade Policy Risk: The U.S. presidential administration has enacted significant new tariffs, and proposed to enact additional tariffs, on imports from certain countries. Addition-ally, there has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict a portfolio company’s access to suppliers or customers and have a material adverse effect on its business, financial condition or operations, which in turn could negatively impact the Fund.

Geopolitical Events Risk: The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may under-perform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, trade disputes, supply chain disruptions, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, cybersecurity events, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the global financial markets.

Currency Risk: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, Asian countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.

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Risks Associated with Emerging and Frontier Markets: Many Asian countries are considered emerging and/or frontier markets. Such markets are often less stable politically and economically than developed markets such as the U.S., and investing in these markets involves different and greater risks due to, among other factors, different accounting standards; variable quality and reliability of financial information and related audits of companies; higher brokerage costs and thinner trading markets as compared to those in developed countries; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments. There may be less publicly available information about companies in many Asian countries, and the stock exchanges and brokerage industries in many Asian countries typically do not have the level of government oversight as do those in the U.S. Securities markets of many Asian countries are also substantially smaller, less liquid and more volatile than securities markets in the U.S. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss. Frontier markets, a subset of emerging markets, generally have smaller economies and even less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes, which could lead to greater price volatility and illiquidity.

Growth Stock Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may go in and out of favor over time and may perform differently than the market as a whole.

Equity Securities Risk: Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry.

Preferred Stock Risk: Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of such stocks to decline.

Depositary Receipts Risk: Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

Volatility Risk: The smaller size and lower levels of liquidity in certain Asian countries, as well as other factors, may result in changes in the prices of securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund’s shares to go up or down dramatically. Because of this volatility, this Fund is better suited for long-term investors. If the value of the Fund’s investments declines, the net asset value of the Fund will decline and investors may lose some or all of the value of their investments.

Country Concentration Risk: The Fund may invest a significant portion of its assets in the securities of issuers located in a single country. An investment in the Fund therefore may entail greater risk than an investment in a fund that does not concentrate its investments in a single or small number of countries because these securities may be more sensitive to adverse social, political, economic or regulatory developments affecting that country or countries. As a result, events affecting a single or small number of countries may have a significant and potentially adverse impact on the Fund’s investments, and the Fund’s performance may be more volatile than that of funds that invest globally. The Fund may concentrate its investments in South Korea and Taiwan.

Risks Associated with South Korea: Investing in South Korean securities has special risks, including those related to political, economic and social instability in South Korea, and the potential for increased militarization in North Korea. Securities trading on South Korean securities markets are concentrated in a relatively small number of issuers, which results in potentially fewer investment opportunities for the Fund. South Korea’s financial sector has shown certain signs of systemic weakness and illiquidity, which, if exacerbated, could prove to be a material risk for investments in South Korea. South Korea is dependent on foreign sources for its energy needs. A significant increase in energy prices could have an adverse impact on South Korea’s economy. The South Korean government has historically exercised and continues to exercise substantial influence over many aspects of the private sector. The South Korean government from time to time has informally influenced the prices of certain products, encouraged companies to invest or to concentrate in particular industries and induced mergers between companies in industries experiencing excess capacity.

Risks Associated with Taiwan. The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue and is unlikely to be settled in the near future. Although the relationship between China and Taiwan has been improving, there is the potential for future political or economic disturbances that may have an adverse impact on the values of investments in either China or Taiwan, or make investments in China and Taiwan impractical or impossible. Any escalation of hostility between China and Taiwan would have a significant adverse impact on the value of investments in both countries and the region, which could negatively affect the value and liquidity of the Fund’s investments.

Large Shareholder Risk. One or more shareholders affiliated with each other will own a significant percentage of the Fund’s outstanding shares. A large redemption by one or more of these shareholders could require the Fund to sell portfolio securities at disadvantageous prices, resulting in increased portfolio turnover, transaction costs, realized capital gains and

MATTHEWS ASIA EX CHINA FUND	3

other tax consequences for remaining shareholders. In addition, a large redemption could reduce the Fund’s asset base, which may cause Fund expenses to increase, impair the Fund’s ability to implement its investment strategy efficiently, increase cash holdings, or otherwise negatively affect Fund performance. If the Fund needs to sell securities to raise cash to fund a large redemption, the Fund may temporarily not be able to concentrate its investments in information technology industries or satisfy its 80% investment strategy described earlier. A substantial reduction in the Fund’s asset base resulting from such a redemption could ultimately result in the Fund’s liquidation.

Active Management Risk: The Fund is actively managed by Matthews. There is the risk that Matthews may select securities that underperform the relevant stock market(s), the Fund’s benchmark index or other funds with similar investment objectives and investment strategies.

Semiconductor Companies Risk: The Fund may invest a significant portion of its assets in semiconductor companies. Semiconductor companies are subject to many risks that can negatively impact their revenue and viability including, but not limited to, intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; wide fluctuations in securities prices due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; significant research costs and the risks that their products may not prove commercially successful; capital equipment expenditures that could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Semiconductor companies may also be affected by risks that affect the broader technology sector, including: government regulation; dramatic and often unpredictable changes in growth rates and competition for qualified personnel; heavy dependence on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability; and a small number of companies representing a large portion of the technology sector as a whole.

Sector Concentration Risk: To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sector(s) described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.

Information Technology Industry Risk: The Fund will invest a significant portion of its assets in companies within the information technology industry. Information technology companies may be significantly affected by aggressive pricing as a result of intense competition and by rapid product obsolescence due to rapid development of technological innovations and frequent new product introduction. Other factors, such as short product cycle, possible loss or impairment of intellectual property rights, and changes in government regulations, may also adversely impact information technology companies.

Non-Diversification Risk: The Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund because a higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers.

Underlying ETF Risk: Because the Fund may invest in affiliated and unaffiliated ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of ETF shares held by the Fund may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which an ETF trades, which may impact the Fund’s ability to sell its shares of an ETF. To the extent the Fund invests in an unaffiliated ETF, the Fund will indirectly bear its proportionate share of the fees and expenses of that ETF in addition to the direct fees and expenses of the Fund. When the Fund invests in an ETF managed by Matthews (a “Matthews ETF”), Matthews has agreed to waive the fees and expenses attributable to the Fund’s investment in the Matthews ETF.

Cybersecurity Risk: With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

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Past Performance

The Fund is new and does not have a full calendar year of performance or financial information to present. Once it has been in operation for a full calendar year, performance (including total return) and financial information will be presented. The Fund’s primary benchmark is the MSCI All Country Asia ex Japan ex China Index.

Investment Advisor

Matthews International Capital Management, LLC (“Matthews”)

Portfolio Manager(s)

Sojung Park has been a Portfolio Manager of the Matthews Asia ex China Fund since its inception in [2026].

Sean Taylor has been a Portfolio Manager of the Matthews Asia ex China Fund since its inception in [2026].

The Portfolio Managers are primarily responsible for the Fund’s day-to-day investment management decisions. The Portfolio Managers are supported by and consult with other members of the investment team.

For important information about the Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page [ ].

MATTHEWS ASIA EX CHINA FUND	5

Important Information

Purchase and Sale of Fund Shares

You may purchase and sell Fund shares directly through the Fund’s transfer agent by calling 800.789.ASIA (2742). Fund shares may also be purchased and sold through various securities brokers and benefit plan administrators or their sub-agents. You may purchase and redeem Fund shares by electronic bank transfer, check, or wire. The minimum initial and subsequent investment amounts for various types of accounts offered by the Fund are shown below.

INSTITUTIONAL CLASS SHARES

Type of Account	Minimum Initial Investment	Minimum Subsequent Investments
All Accounts	$1,000,000	$100

Minimum investment amounts may be lower for purchases through certain financial intermediaries and different minimums may apply for retirement plans and other arrangements subject to criteria set by Matthews. The minimum investment requirement for the Institutional Class does not apply to Trustees, officers and employees of the Fund and Matthews, and their immediate family members.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred arrangements may be taxed later upon withdrawal from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), Matthews may pay the intermediary for the sale of Fund shares and related services. Shareholders who purchase or hold Fund shares through an intermediary may inquire about such payments from that intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Financial Highlights

The Fund has not yet commenced operations as of the date of this Prospectus. As a result, audited financial highlights are not available for the Fund.

FINANCIAL HIGHLIGHTS	7

Investment Objective of the Fund

The investment objective of the Fund is long-term capital appreciation.

The investment objective of the Fund is not fundamental and may be changed without shareholder approval.

Non-Fundamental Investment Policies

The manner in which Matthews International Capital Management, LLC, the investment advisor to the Fund (“Matthews”), attempts to achieve the Fund’s investment objective is not fundamental and may be changed without shareholder approval. While an investment policy or restriction may be changed by the Board of Trustees of the Trust (the “Board” or “Board of Trustees”) (which oversees the management of the Fund) without shareholder approval, you will be notified before we make any material change.

Matthews’ Investment Approach

The principal investment strategies for the Fund are described in the Fund Summary.

In seeking to achieve the investment objectives for the Fund, Matthews also employs the investment approach and other principal investment strategies as described below.

Matthews invests primarily in the Asia Pacific region and Emerging Markets (as defined on page [ ]) for those funds and other advisory clients with such an investment focus based on its assessment of the future development and growth prospects of companies located in those markets.

Matthews believes that the countries in these markets are on paths toward economic development and, in general, deregulation and greater openness to market forces.

Matthews believes in the potential for these economies, and that the intersection of development and deregulation will give rise to new opportunities for further growth. Matthews attempts to capitalize on its beliefs by investing in companies it considers to be well-positioned to participate in the economic evolution of these markets. Matthews uses a range of approaches to participate in the anticipated growth of Asia and Emerging Markets to suit clients’ differing needs and investment objectives.

Matthews researches the fundamental characteristics of individual companies to help to understand the foundation of a company’s growth. This may include consideration of non-financial information as part of its investment process, such as governance and sustainability factors, when it believes such information is likely to have a material financial impact on a company’s value. Such factors may be used as inputs alongside other factors and may not be determinative on investment decisions of the Fund. Matthews evaluates potential portfolio holdings on the basis of their individual merits, and seeks to invest in companies that it believes are positioned to help the Fund achieve its investment objective.

Matthews has long-term investment goals, and its process aims to identify potential portfolio investments that can be held over an indefinite time horizon. Matthews regularly tests its beliefs and adjusts portfolio holdings in light of prevailing market conditions and other factors, including, among other things, economic, political or market events (e.g., changes in credit conditions or military action), changes in relative valuation (of a company’s growth prospects relative to other issuers), liquidity requirements and corporate governance.

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Matthews Seeks to Invest in the Long-Term Growth Potential of Companies in Asia and Emerging Markets

T	Matthews believes that the countries in which the Fund invests will continue to benefit from economic development over longer-term investment horizons.

T	Matthews seeks to invest in those companies that it believes will benefit from the long-term economic evolution of Asia and Emerging Markets, and that will help the Fund achieve its investment objective.

T	Matthews generally does not hedge currency risks.

Matthews Is an Active Investor with Strong Convictions

T	Matthews uses an active approach to investment management (rather than relying on passive or index strategies) because it believes that the current composition of the stock markets and indices may not be the best guide to the most successful industries and companies of the future.

T	Matthews invests in individual companies based on fundamental analysis that aims to develop an understanding of a company’s long-term business prospects.

T	Matthews monitors the composition of benchmark indices but is not constrained by their composition or weightings, and constructs portfolios independently of indices.

T	Matthews believes that investors benefit in the long term when the Fund is fully invested, subject to market conditions and the Fund’s particular investment objective.

T	Matthews believes that fundamental investing is based on identifying, analyzing and understanding basic information about a company or security. These factors may include matters such as balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health.

T	Matthews may also consider factors such as:

–	Management: Does management exhibit integrity? Is there a strong corporate governance culture? What is the business strategy? Does management exhibit the ability to adapt to change and handle risk appropriately?

–	Evolution of Industry: Can company growth be sustained as the industry and environment evolve?

T	Following this fundamental analysis, Matthews seeks to invest in companies and securities that it believes are positioned to help the Fund achieve its investment objective.

Matthews Focuses on Individual Companies

T	Matthews develops views about the course of growth in a region over the long term.

T	Matthews then seeks to combine these beliefs with its analysis of individual companies and their fundamental characteristics.

T	Matthews then seeks to invest in companies and securities that it believes are positioned to help the Fund achieve its investment objective.

T	The Fund may invest in companies of any equity market capitalization. A company’s size (including its market capitalization) is not a primary consideration for Matthews when it decides whether to include that company’s securities in the Fund.

In extreme market conditions, Matthews may sell some or all of the Fund’s securities and temporarily invest that Fund’s money in U.S. government securities or money-market instruments backed by U.S. government securities, if it believes it is in the best interest of Fund shareholders to do so. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

THE ASIA PACIFIC REGION IS DIVIDED INTO THE FOLLOWING GROUPS:

ASIA

Consists of all countries and markets in Asia, including developed, emerging, and frontier countries and markets in the Asian region

ASIA EX JAPAN

Includes all countries and markets in Asia excluding Japan

ASIA PACIFIC

Includes all countries and markets in Asia plus all countries and markets in the Pacific region, including Australia and New Zealand

EMERGING MARKETS INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING:

AMERICAS

Argentina, Brazil, Chile, Colombia, Mexico and Peru

AFRICA

Egypt, Kenya, Nigeria and South Africa

ASIA

Bangladesh, China, India, Indonesia, Malaysia, Philippines, Pakistan, South Korea, Sri Lanka, Taiwan, Thailand and Vietnam

EUROPE

Czech Republic, Greece, Hungary, Poland, Romania, Russia and Turkey

MIDDLE EAST

Kuwait, Qatar, Saudi Arabia and the United Arab Emirates

MATTHEWS’ INVESTMENT APPROACH	9

There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose some or all of your investment.

For additional information about strategies and risks, see individual Fund descriptions in the Fund Summary and the Fund’s SAI. The SAI is available to you free of charge. To receive an SAI, please call 800.789.ASIA (2742), visit the Fund’s website at matthewsasia.com, or visit the website of the Securities and Exchange Commission (the “SEC”) at sec.gov and access the EDGAR database.

Risks of Investing in the Fund

The main risks associated with investing in the Fund are described below and are in addition to, or describe further, the risks stated in the Fund Summary at the front of this prospectus. Additional information is also included in the Fund’s Statement of Additional Information (“SAI”).

General Risks

There is no guarantee that the Fund’s investment objective will be achieved or that the value of the investments of the Fund will increase. If the value of the Fund’s investments declines, the net asset value per share (“NAV”) of the Fund will decline, and investors may lose some or all of the value of their investments.

Foreign securities held by the Fund may be traded on days and at times when the New York Stock Exchange (the “NYSE”) is closed, and the NAV of the Fund is therefore not calculated. Accordingly, the NAV of the Fund may be significantly affected on days when shareholders are not able to buy or sell shares of the Fund. For additional information on the calculation of the Fund’s NAV, see page [ ].

Your investment in the Fund is exposed to different risks, many of which are described below. Because of these risks, your investment in the Fund should constitute only a portion of your overall investment portfolio, not all of it. We recommend that you invest in the Fund only for the long term, so that you can better manage volatility in the Fund’s NAV (as described below). Investing in regionally concentrated, single-country or small company funds, such as the Fund, may not be appropriate for all investors.

Matthews, as the Fund’s investment adviser, and its affiliates, provide investment advice to clients other than the Fund that have investment objectives that may be substantially similar to those of the Fund. While other funds managed by Matthews may be substantially similar to the Fund, the strategies employed may not be identical, allowing for tailored approaches to meet each fund’s stated investment objective. In pursuing the Fund’s investment objective, Matthews may emphasize distinct investment strategies and portfolio holdings to achieve its performance goals as compared with other Matthews-advised funds with names, investment objectives and policies similar to the Fund. As a result, investments made by the Fund and the results achieved by the Fund at any given time may not be the same as or similar to those made by such other Matthews-advised funds.

Risks Associated with Matthews’ Investment Approach

Matthews is an active manager, and its investment process does not rely on passive or index strategies. For this reason, you should not expect that the composition of the Fund’s portfolio will closely track the composition or weightings of market indices (including the Fund’s benchmark index) or of the broader markets generally. As a result, investors should expect that changes in the Fund’s NAV and performance (over short and longer periods) will vary from the performance of such indices and of broader markets. Differences in the performance of the Fund and any index (or the markets generally) may also result from the Fund’s fair valuation procedures, which the Fund uses to value its holdings for purposes of determining the Fund’s NAV (see page [ ]).

Principal Risks

Risks Associated with Foreign Investments

Investments in foreign securities may involve greater risks than investing in U.S. securities. As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and listed companies than does the United States, and foreign securities markets

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may be less liquid and more volatile than U.S. markets. Investments in foreign securities generally involve higher costs than investments in U.S. securities, including higher transaction and custody costs as well as additional taxes imposed by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Fund. Political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and/or other governments are other potential risks that could impact an investment in a foreign security. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Fund’s portfolio.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Many foreign countries are heavily dependent upon exports and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the United States and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the United States and other trading partners, which can lower the demand for goods produced in those countries. The current political climate has intensified concerns about trade tariffs and a potential trade war between the United States and certain foreign countries, including China, Mexico and Canada, among others. These consequences may trigger a significant reduction in international trade, shortages or oversupply of certain manufactured goods, substantial price increases or decreases of goods, inflationary pressures, and possible failure of individual companies and/or large segments of the foreign export industry with a potentially negative impact to the Fund.

Currency Risk

When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time.

Additionally, Asian and emerging market countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.

Emerging and Frontier Market Country Risk

Investing in emerging and frontier market countries involves substantial risk due to, among other factors, different accounting standards; thinner trading markets as compared to those in developed countries; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments. Political and economic structures in some emerging and frontier market countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of developed countries. Some of these countries have in the past failed to recognize private property rights and have nationalized or expropriated the assets of private companies.

Among other risks of investing in less developed markets are the variable quality and reliability of financial information and related audits of companies. In some cases, financial information and related audits can be unreliable and not subject to verification. Auditing firms in some of these markets are not subject to independent inspection or oversight of audit quality. This can result in investment decisions being made based on flawed or misleading information. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss.

The securities markets of emerging and frontier market countries can be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many securities markets in emerging and frontier market countries and limited trading volume in issuers compared to the volume in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons other than factors that affect the quality of the securities. In addition, emerging and frontier market countries’ exchanges and broker-dealers are generally subject to less regulation than their counterparts in developed countries. Brokerage commissions, custodial expenses and other transaction costs are generally higher in emerging and frontier market countries than in developed countries. As a result, funds that invest in

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emerging and frontier market countries generally have operating expenses that are higher than funds investing in other securities markets. Securities markets in emerging markets may also be susceptible to manipulation or other fraudulent trade practices, which could disrupt the functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Fund. The Fund’s rights with respect to their investments in emerging markets will generally be governed by local law, which may make it difficult or impossible for the Fund to pursue legal remedies or to obtain and enforce judgments in local courts.

Many emerging and frontier market countries have a greater degree of economic, political and social instability than the United States and other developed countries. Such social, political and economic instability could disrupt the financial markets in which the Fund invests and adversely affect the value of their investment portfolios. In addition, currencies of emerging and frontier market countries experience devaluations relative to the U.S. dollar from time to time. A devaluation of the currency in which investment portfolio securities are denominated will negatively impact the value of those securities in U.S. dollar terms. Emerging and frontier market countries have and may in the future impose foreign currency controls and repatriation controls.

The emerging and frontier market countries in which the Fund invests may become subject to economic and trade sanctions or embargoes imposed by the United States, foreign governments or the United Nations. These sanctions or other actions could result in the devaluation of a country’s currency or a decline in the value and liquidity of securities of issuers in that country. In addition, sanctions could result in a freeze on an issuer’s securities, which would prevent the Fund from selling securities it holds or alternatively could force the Fund to sell securities it holds at a time Matthews otherwise believes to be unattractive. The value of the securities issued by companies that operate in, or have dealings with, these countries may be negatively impacted by any such sanction or embargo and may reduce Fund returns. There may also be restrictions on imports from certain countries, and dealings and transactions with certain companies, officials, individuals, and state-sponsored entities. Further, there may be restrictions on investments in companies domiciled in certain countries. Such restrictions can change from time to time, and as a result of forced selling or an inability to participate in an investment Matthews otherwise believes is attractive, the Fund may incur losses. Any of these factors may adversely affect the Fund’s performance or its ability to pursue its investment objectives.

Frontier markets are a subset of emerging markets and generally have smaller economies and even less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity.

U.S. Trade Policy Risk

The U.S. presidential administration has recently enacted and proposed to enact additional significant new tariffs on imports from certain countries. Additionally, there has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict a portfolio company’s access to suppliers or customers and have a material adverse effect on its business, financial condition or operations, which in turn could negatively impact the Fund.

Some foreign governments have instituted retaliatory tariffs on certain U.S. goods and have indicated a willingness to impose additional tariffs on U.S. products in the future. In recent years, the U.S. and China have each been implementing increased tariffs on imports from each other, and the U.S. has also adopted certain targeted measures such as export controls or sanctions implicating Chinese companies and officials. While certain trade agreements have been agreed between the two countries, the trade dispute is still developing, and the U.S. and China have yet to reach a compromise. There remains much uncertainty as to whether the trade negotiations between the U.S. and China will be successful and how the trade dispute between the U.S. and China will progress. If the trade dispute between the U.S. and China continues or escalates, or if additional tariffs or trade restrictions are implemented by the U.S., China or other countries in connection with a global trade dispute or “trade war,” there could be material adverse effects on the global economy, and the Fund and its investments could be materially and adversely affected.

In addition, other countries have implemented or threatened retaliatory tariffs on certain U.S. products. Global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Fund and its investments. While certain countries may agree to trade deals to address disputes, continued trade disputes between countries may remain unresolved which would result in an ongoing source of instability, potentially resulting in significant currency fluctuations, and/or have other adverse effects on international markets, international trade agreements and/or other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), which could present similar and/or additional potential risks and consequences for the Fund and its investments.

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Volatility Risk

The smaller size and lower levels of liquidity in certain Asian countries, as well as other factors, may result in changes in the prices of Asian and emerging market securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund’s shares to go up or down dramatically. Because of this volatility, the Fund may be better suited for long-term investors. If the value of the Fund’s investments declines, the net asset value of the Fund will decline and investors may lose some or all of the value of their investments.

Geopolitical Events Risk

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, trade disputes, supply chain disruptions, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, cybersecurity events, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, territorial invasions and global economic sanctions implemented in response, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on the global financial markets. For example, military conflicts and wars, such as Russia’s invasion of Ukraine and the war among Israel, Hamas and other militant groups in the Middle East, as well as recent military actions by the United States in Iran, have increased tensions in Europe and the Middle East and have caused and could continue to cause market disruptions in the regions and globally. It is difficult to predict when similar events affecting the global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio.

In addition, global pandemics such as the novel coronavirus (COVID-19) can have severe negative impacts on markets worldwide. Any new public health crisis could cause a prolonged period of global economic slowdown, which may impact your investment in the Fund.

Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Equity Securities Risk

Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Preferred Stock Risk

Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Depositary Receipts Risk

Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

Convertible Securities Risk

As part of its investment strategies, the Fund may invest in convertible preferred stocks and bonds and debentures of any maturity and quality, including those that are unrated, or would be below investment grade (referred to as “junk bonds”) if rated. Convertible securities may, under specific circumstances, be converted into the common or preferred stock of the issuing company and may be denominated in U.S. dollars, euros or a local currency. The value of convertible securities varies with a number of factors, including the value and volatility of the underlying stock, the level and volatility of interest rates, the passage of time, dividend policy and other variables.

The risks of convertible bonds and debentures include repayment risk and interest rate risk. Repayment risk is the risk that a borrower does not repay the amount of money that was

RISKS OF INVESTING IN THE FUND	13

borrowed (or “principal”) when the bond was issued. This failure to repay the amount borrowed is called a “default” and could result in losses for the Fund. Interest rate risk is the risk that market rates of interest may increase over the rate paid by a bond held by the Fund. When interest rates increase, the market value of a bond paying a lower rate generally will decrease. If the Fund were to sell such a bond, the Fund might receive less than it originally paid for it.

Investing in a convertible security denominated in a currency different from that of the security into which it is convertible may expose the Fund to currency risk as well as risks associated with the level and volatility of the foreign exchange rate between the security’s currency and the underlying stock’s currency. Convertible securities are subject to greater liquidity risk than many other types of securities and may trade less frequently and in lower volumes, or have periods of less frequent trading. Lower trading volume may also make it more difficult for the Fund to value such securities.

Dividend-Paying Securities Risk

The Fund may invest in dividend-paying equity securities.

There can be no guarantee that companies that have historically paid dividends will continue to pay them or pay them at the current rates in the future. A reduction or discontinuation of dividend payments may have a negative impact on the value of the Fund’s holdings in these companies. The prices of dividend-paying equity securities (and particularly of those issued by Asian and emerging market companies) can be highly volatile. Investors should not assume that the Fund’s investments in these securities will necessarily reduce the volatility of the Fund’s NAV or provide “protection,” compared to other types of equity securities, when markets perform poorly. In addition, dividend-paying equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. During periods of rising interest rates, such securities may decline. The Fund’s investment in such securities may also limit its potential for appreciation during a broad market advance.

The inclusion of Passive Foreign Investment Companies (“PFICs”) in a portfolio can result in higher variability—both negatively and positively—in the income distribution.

Risks Associated with Smaller and Medium-Size Companies

The Fund may invest in securities of smaller and medium-size companies. Smaller and medium-size companies may offer substantial opportunities for capital growth; they also involve substantial risks, and investments in smaller and medium-size companies may be considered speculative. Such companies often have limited product lines, markets or financial resources. Smaller and medium-size companies may be more dependent on one or few key persons and may lack depth of management. Larger portions of their stock may be held by a small number of investors (including founders and management) than is typical of larger companies. Credit may be more difficult to obtain (and on less advantageous terms) than for larger companies. As a result, the influence of creditors (and the impact of financial or operating restrictions associated with debt financing) may be greater on such companies than that on larger or more established companies. Both of these factors may dilute the holdings, or otherwise adversely impact the rights of the Fund and smaller shareholders in corporate governance or corporate actions.

Smaller and medium-size companies also may be unable to generate funds necessary for growth or development, or may be developing or marketing new products or services for which markets are not yet established and may never become established. The Fund may have more difficulty obtaining information about smaller and medium-size companies, making it more difficult to evaluate the impact of market, economic, regulatory and other factors on them. Informational difficulties may also make valuing or disposing of their securities more difficult than it would for larger companies. Securities of smaller and medium-size companies may trade less frequently and in lesser volume than more widely held securities, and securities of smaller and medium-size companies generally are subject to more abrupt or erratic price movements than more widely held or larger, more established companies or the market indices in general. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and medium-size companies, the lower degree of liquidity in the markets for securities of such companies, and the greater sensitivity of such companies to changing economic conditions. For these and other reasons, the value of securities of smaller and medium-size companies may react differently to political, market and economic developments than the markets as a whole or than other types of stocks.

Country Concentration Risk

The Fund may invest a significant portion of its total net assets in the securities of issuers located in a single country. An investment in the Fund therefore may entail greater risk than an investment in a fund that does not concentrate its investments in a single or small number of countries because these securities may be more sensitive to adverse social, political, economic or regulatory developments affecting that country or countries. As a result, events affecting a single or small number of countries may have a significant and potentially adverse impact on the Fund’s investments, and the Fund’s performance may be more volatile than that of funds that invest globally.

Growth Stock Risk

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may go in and out of favor over time and may perform differently than the market as a whole.

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Semiconductor Companies Risk

The Fund may invest a significant portion of its assets in semiconductor companies. Semiconductor companies are subject to many risks that can negatively impact their revenue and viability including, but not limited to, intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; wide fluctuations in securities prices due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; significant research costs and the risks that their products may not prove commercially successful; capital equipment expenditures that could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Semiconductor companies may also be affected by risks that affect the broader technology sector, including: government regulation; dramatic and often unpredictable changes in growth rates and competition for qualified personnel; heavy dependence on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability; and a small number of companies representing a large portion of the technology sector a whole.

Sector Concentration Risk

From time to time as a result of the implementation of the Fund’s investment strategies, the Fund may invest a significant portion of its assets in a particular sector. To the extent that the Fund emphasizes investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.

Information Technology Industry Risk

The Fund will invest a significant portion of its assets in companies within the information technology industry, and therefore the performance of the Fund could be negatively impacted by events affecting this industry. Information technology companies may be significantly affected by aggressive pricing as a result of intense competition and by rapid product obsolescence due to rapid development of technological innovations and frequent new product introduction. Other factors, such as short product cycle, possible loss or impairment of intellectual property rights, and changes in government regulations, may also adversely impact information technology companies.

Large Shareholder Risk

One or more shareholders affiliated with each other will own a significant percentage of the Fund’s outstanding shares. A large redemption by one or more of these shareholders could require the Fund to sell portfolio securities at disadvantageous prices, resulting in increased portfolio turnover, transaction costs, realized capital gains and other tax consequences for remaining shareholders. In addition, a large redemption could reduce the Fund’s asset base, which may cause Fund expenses to increase, impair the Fund’s ability to implement its investment strategy efficiently, increase cash holdings, or otherwise negatively affect Fund performance. If the Fund needs to sell securities to raise cash to fund a large redemption, the Fund may temporarily not be able to concentrate its investments in information technology industries or satisfy its 80% investment strategy described earlier. A substantial reduction in the Fund’s asset base resulting from such a redemption could ultimately result in the Fund’s liquidation.

Active Management Risk

Because the Fund is actively managed by Matthews, its investment returns depend on the ability of Matthews to manage its portfolio successfully. There is the risk that Matthews may select securities that underperform the relevant stock market(s), the Fund’s benchmark index or other funds with similar investment objectives and investment strategies.

Underlying ETF Risk

The Fund may invest in shares of affiliated and unaffiliated ETFs. A fund that invests in an ETF is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the ETF’s shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which the ETFs trade, which may impact the Fund’s ability to sell its shares of an ETF. In addition, the Fund may incur brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of an unaffiliated ETF’s fees and expenses, which are passed through to ETF shareholders. To the extent the Fund invests in an unaffiliated ETF, the Fund will indirectly bear its proportionate share of the fees and expenses of that ETF in addition to the direct fees and expenses of the Fund. When the Fund invests in an ETF managed by Matthews (a “Matthews ETF”), Matthews has agreed to waive the fees and expenses attributable to the Fund’s investment in the Matthews ETF.

Non-Diversification Risk

The Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund because a higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers.

Cybersecurity Risk

As the use of technology, including cloud-based technology, and the frequency of cyber attacks in the market have become more prevalent, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security that may lead to financial losses.

Information and technology systems relied upon by the Fund, Matthews, the Fund’s service providers (including, but not limited to, Fund accountants, custodians, transfer agents,

RISKS OF INVESTING IN THE FUND	15

administrators, distributors and other financial intermediaries) and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Recently, geopolitical tensions have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. Although Matthews has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Fund, Matthews, the Fund’s service providers and/or issuers of securities in which the Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of the Fund, Matthews, the Fund’s service providers and/or issuers of securities in which the Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

Asia Pacific Region—Regional and Country Risks

In addition to the risks discussed above and elsewhere in this prospectus, there are specific risks associated with investing in the Asia Pacific region, including the risk of severe economic, political or military disruption. The Asia Pacific region comprises countries in all stages of economic development. Some Asia Pacific economies may experience overextension of credit, currency devaluations and restrictions, rising unemployment, high inflation, underdeveloped financial services sectors, heavy reliance on international trade and prolonged economic recessions. Deflationary factors could also reemerge in certain Asian markets, the potential effects of which are difficult to forecast. While certain Asian governments will have the ability to offset deflationary conditions through fiscal or budgetary measures, others will lack the capacity to do so. Many Asia Pacific countries are dependent on foreign supplies of energy. A significant increase in energy prices could have an adverse impact on these economies and the region as a whole. In addition, some countries in the region are competing to claim or develop regional supplies of energy or other natural resources.

This competition could lead to economic, political or military instability or disruption. Any military action or other instability could adversely impact the ability of the Fund to achieve its investment objective.

The economies of many Asia Pacific countries (especially those whose development has been export-driven) are dependent on the economies of the United States, Europe and other Asian countries, and, as seen in the developments in global credit and equity markets in 2008 and 2009, events in any of these economies could negatively impact the economies of Asia Pacific countries.

Currency fluctuations, devaluations and trading restrictions in any one country can have a significant effect on the entire Asia Pacific region. Increased political and social instability in any Asia Pacific country could cause further economic and market uncertainty in the region, or result in significant downturns and volatility in the economies of Asia Pacific countries. As an example, in the late 1990s, the economies in the Asian region suffered significant downturns and increased volatility in their financial markets.

The development of Asia Pacific economies, and particularly those of China, Japan and South Korea, may also be affected by political, military, economic and other factors related to North Korea. Negotiations to ease tensions and resolve the political division of the Korean peninsula have been carried on from time to time producing sporadic and inconsistent results. There have also been efforts to increase economic, cultural and humanitarian contacts among North Korea, South Korea, Japan and other nations. There can be no assurance that such negotiations or efforts will continue or will ease tensions in the region. Any military action or other instability could adversely impact the ability of the Fund to achieve its investment objective. Lack of available information regarding North Korea is also a significant risk factor.

Some companies in the region may have less established shareholder governance and disclosure standards than in the U.S. Some companies are controlled by family and financial institutional investors whose investment decisions may be hard to predict based on standard U.S.-based equity analysis. Consequently, investments may be vulnerable to unfavorable decisions by the management or shareholders. Corporate protectionism (e.g., the adoption of poison pills and restrictions on shareholders seeking to influence management) appears to be increasing, which could adversely impact the value of affected companies. Many Asian countries are considered emerging or frontier markets (newer or less developed emerging markets are also sometimes referred to as frontier markets), and the governments of these countries may be more unstable and more likely to impose controls on market prices (including, for example, limitations on daily price movements), which may negatively impact the Fund’s ability to acquire or dispose of a position in a timely manner. Emerging market countries may also impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. Additionally, there may be less publicly available information about companies in many Asian countries, and the stock exchanges and brokerage industries in many Asian countries typically do not have the level of government oversight as do those in the United States. Securities markets of many Asian countries are also less mature, substantially smaller, less liquid and more

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volatile than securities markets in the U.S., and as a result, there may be increased settlement risks for transactions in local securities.

Economies in this region may also be more susceptible to natural disasters (including earthquakes and tsunamis), or adverse changes in climate or weather. The risks of such phenomena and resulting social, political, economic and environmental damage (including nuclear pollution) cannot be quantified. These events can exacerbate market volatility as well as impair economic activity, which can have both short-and immediate-term effects on the valuations of the companies and issuers in which the Fund invests. Economies in which agriculture occupies a prominent position, and countries with limited natural resources (such as oil and natural gas), may be especially vulnerable to natural disasters and climatic changes.

There are specific risks associated with the Fund’s concentration of its investments in a country or group of countries within the Asia Pacific region. Provided below are risks of investing in various countries within the Asia Pacific region and are principal risks of the Fund to the extent the Fund’s portfolio is concentrated in such country or countries.

South Korea. Investing in South Korean securities has special risks, including those related to political, economic and social instability in South Korea and the potential for increased militarization in North Korea (see Regional and Country Risks above). Securities trading on South Korean securities markets are concentrated in a relatively small number of issuers, which results in potentially fewer investment opportunities for the Fund. South Korea’s financial sector has shown certain signs of systemic weakness and illiquidity, which, if exacerbated, could prove to be a material risk for investments in South Korea. South Korea is dependent on foreign sources for its energy needs. A significant increase in energy prices could have an adverse impact on South Korea’s economy. There are also a number of risks to the Fund associated with the South Korean government. The South Korean government has historically exercised and continues to exercise substantial influence over many aspects of the private sector. The South Korean government from time to time has informally influenced the prices of certain products, encouraged companies to invest or to concentrate in particular industries and induced mergers between companies in industries experiencing excess capacity.

Risks Associated with Hong Kong and Macau

Hong Kong. Hong Kong has been governed by the Basic Law, which provides a high degree of autonomy from China in certain matters until 2047. However, as demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government’s response to them, considerable political uncertainty continues to exist within Hong Kong. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance and have an adverse effect on the Fund’s investments. In addition, the Hong Kong dollar trades within a fixed trading band rate to (or is “pegged” to) the U.S. dollar. This fixed exchange rate has contributed to the growth and stability of the Hong Kong economy. However, some market participants have questioned the continued viability of the currency peg. It is uncertain what effect any discontinuance of the currency peg and the establishment of an alternative exchange rate system would have on capital markets generally and the Hong Kong economy.

Macau. Although Macau is a Special Administrative Region (SAR) of China, it maintains a high degree of autonomy from China in economic matters. Macau’s economy is heavily dependent on the gaming sector and tourism industries, and its exports are dominated by textiles and apparel. Accordingly, Macau’s growth and development are highly dependent upon external economic conditions, particularly those in China.

Risks Associated with Taiwan

The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue and is unlikely to be settled in the near future. Although the relationship between China and Taiwan has been improving, there is the potential for future political or economic disturbances that may have an adverse impact on the values of investments in either China or Taiwan, or make investments in China and Taiwan impractical or impossible. Any escalation of hostility between China and Taiwan would have a significant adverse impact on the value of investments in both countries and the region, which could negatively affect the value and liquidity of the Fund’s investments.

Additional Risks

The following additional or non-principal risks also apply to investments in the Fund.

Risks Associated with Developments in Global Credit and Equity Markets

Developments in global credit and equity markets, such as the credit and valuation problems experienced by the global capital markets in 2008 and 2009, may adversely and significantly impact the Fund’s investments. Although market conditions may start to improve relatively quickly, many difficult conditions may remain for an extended period of time or may return. Because the scope of these conditions may be, and in the past have been, expansive, past investment strategies and models may not be able to identify all significant risks that the Fund may encounter, or to predict the duration of these events. These conditions could prevent the Fund from successfully executing its investment strategies, result in future declines in the market values of the investment assets held by the Fund, or require the Fund to dispose of investments at a loss while such adverse market conditions prevail.

RISKS OF INVESTING IN THE FUND	17

Risks Associated with Other Asia Pacific and Emerging Market Countries

Bangladesh. Bangladesh is facing many economic hurdles, including weak political institutions, poor infrastructure, lack of privatization of industry and a labor force that has outpaced job growth in the country. High poverty and inflationary tensions may cause social unrest, which could weigh negatively on business sentiment and capital investment. Bangladesh’s developing capital markets rely primarily on domestic investors. The recent overheating of the stock market and subsequent correction underscored weakness in capital markets and regulatory oversight. Corruption remains a serious impediment to investment and economic growth in Bangladesh, and the country’s legal system makes debt collection unpredictable, dissuading foreign investment. Bangladesh is geographically located in a part of the world that is historically prone to natural disasters and is economically sensitive to environmental events.

India. In India, the government has exercised and continues to exercise significant influence over many aspects of the economy. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on its economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. India experiences many of the risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities.

Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The longstanding border dispute with Pakistan remains unresolved. Terrorists believed to be based in Pakistan have struck Mumbai (India’s financial capital) in the past, further damaging relations between the two countries. If the Indian government is unable to control the violence and disruption associated with these tensions (including both domestic and external sources of terrorism), the result may be military conflict, which could destabilize the economy of India. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.

Indian securities may be subject to a capital gains tax in India on gains realized upon disposition of securities. The Fund accrues for this potential liability, which reduces its net asset values. For further information regarding this tax, please see page [ ].

Indonesia. Indonesia’s political institutions and democracy have a relatively short history, increasing the risk of political instability. Indonesia has in the past faced political and militant unrest within several of its regions, and further unrest could present a risk to the local economy and stock markets. The country has also experienced acts of terrorism, predominantly targeted at foreigners, which has had a negative impact on tourism. Corruption and the perceived lack of a rule of law in dealings with international companies in the past may have discouraged much needed foreign direct investment. Should this issue remain, it could negatively impact the long-term growth of the economy. In addition, many economic development problems remain, including high unemployment, a developing banking sector, endemic corruption, inadequate infrastructure, a poor investment climate and unequal resource distribution among regions.

Japan. The Japanese yen has shown volatility over the past two decades and such volatility could affect returns in the future. The yen may also be affected by currency volatility elsewhere in Asia, especially Southeast Asia. Depreciation of the yen, and any other currencies in which the Fund’s securities are denominated, will decrease the value of the Fund’s holdings. Japan’s economy could be negatively impacted by many factors, including rising interest rates, tax increases and budget deficits.

In the longer term, Japan will have to address the effects of an aging population, such as a shrinking workforce and higher welfare costs. To date, Japan has had restrictive immigration policies that, combined with other demographic concerns, appear to be having a negative impact on the economy. Japan’s growth prospects appear to be dependent on its export capabili-ties. Japan’s neighbors, in particular China, have become increasingly important export markets. Despite a deepening in the economic relationship between Japan and China, the countries’ political relationship has at times been strained in recent years. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Japan is located in a region that is susceptible to natural disasters, which could also negatively impact the Japanese economy.

Malaysia. Malaysia has previously imposed currency controls and a 10% “exit levy” on profits repatriated by foreign entities such as the Fund and has limited foreign ownership of Malaysian companies (which may artificially support the market price of such companies). The Malaysian capital controls have been changed in significant ways since they were first adopted without prior warning on September 1, 1998. Malaysia has also abolished the exit levy. However, there can be no assurance that the Malaysian capital controls will not be changed adversely in the future or that the exit levy will not be re-established, possibly to the detriment of the Fund and its shareholders. In addition, Malaysia is currently exhibiting political instability which could have an adverse impact on the country’s economy.

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Pakistan. Changes in the value of investments in Pakistan and in companies with significant economic ties to that country largely depend on continued economic growth and reform in Pakistan, which remains uncertain and subject to a variety of risks. Pakistan has faced, and continues to face, high levels of political instability and social unrest at both the regional and national levels. Ongoing border disputes with India may result in armed conflict between the two nations, and Pakistan’s geographic location and its shared borders with Afghanistan and Iran increase the risk that it will be involved in, or otherwise affected by, international conflict. Pakistan’s economic growth is in part attributable to high levels of inter-national support, which may be significantly reduced or terminated in response to changes in the political leadership of Pakistan. Pakistan faces a wide range of other economic problems and risks, such as the uncertainty over the privatization efforts, the substantial natural resource constraints it is subject to, its large budgetary and current account deficits as well as trade deficits, its judicial system that is still developing and widely perceived as lacking transparency, and inflation.

Philippines. Philippines’ consistently large budget deficit has produced a high debt level and has forced the country to spend a large portion of its national government budget on debt service. Large, unprofitable public enterprises, especially in the energy sector, contribute to the government’s debt because of slow progress on privatization.

Singapore. As a small open economy, Singapore is particularly vulnerable to external economic influences, such as the Asian economic crisis of the late 1990s. Singapore has been a leading manufacturer of electronics goods. However, competition from other countries in this and related industries, and adverse Asian economic influences generally, may negatively affect Singapore’s economy.

Sri Lanka. Civil war and terrorism have disrupted the economic, social and political stability of Sri Lanka for decades. While these tensions appear to have lessened, there is the potential for continued instability resulting from ongoing ethnic conflict. Sri Lanka faces severe income inequality, high inflation and a sizable public debt load. Sri Lanka relies heavily on foreign assistance in the form of grants and loans from a number of countries and international organizations such as the World Bank and the Asian Development Bank. Changes in international political sentiment may have significant adverse effects on the Sri Lankan economy.

Thailand. In recent years Thailand has experienced increased political, social and militant unrest, negatively impacting tourism and the broader economy. Thailand’s political institutions remain unseasoned, increasing the risk of political instability. Since 2005, Thailand has experienced several rounds of political turmoil, including a military coup in September 2006 that replaced Thailand’s elected government with new leadership backed by a military junta. Political and social unrest have continued following the 2006 coup and have resulted in disruptions, violent protests and clashes between citizens and the government. In May 2014, after months of large-scale anti-government protests, another military coup was staged, and a new military junta was established to govern the nation. In March 2019, after many rounds of delays, the first general election since the 2014 coup was held in Thailand. The election has been widely considered a contest between the pro-military and pro-democracy forces, and the outcome of the election could lead to further political instability in Thailand. These events have negatively impacted the Thai economy, and the long-term effect of these developments remains unclear. The Thai government has historically imposed investment controls apparently designed to control volatility in the Thai baht and to support certain export-oriented Thai industries. These controls have largely been suspended, although there is no guarantee that such controls will not be re-imposed. However, partially in response to these controls, an offshore market for the exchange of Thai baht developed. The depth and transparency of this market have been uncertain.

Vietnam. In 1992, Vietnam initiated the process of privatization of state-owned enterprises, and expanded that process in 1996. However, some Vietnamese industries, including commercial banking, remain dominated by state-owned enterprises, and for most of the private enterprises, a majority of the equity is owned by employees and management boards and on average more than one-third of the equity is owned by the government with only a small percentage of the equity being owned by investors. In addition, Vietnam continues to impose limitations on foreign ownership of Vietnamese companies and has in the past imposed arbitrary repatriation taxes on foreign owners. Although Vietnam has experienced significant economic growth in the past three decades, Vietnam continues to face various challenges, including corruption, lack of transparency, uniformity and consistency in governmental regulations, heavy dependence on exports, a growing population, and increasing pollution. Inflation threatens long-term economic growth and may deter foreign investment in the country. In addition, foreign currency reserves in Vietnam may not be sufficient to support conversion into the U.S. dollar (or other more liquid currencies). Vietnamese markets have relatively low levels of liquidity, which may result in extreme volatility in the prices of Vietnamese securities. Market volatility may also be heightened by the actions of a small number of investors.

Risks Associated with Other Regions

U.S. Securities Risk

The Fund may invest to a limited extent in stocks issued by U.S. companies. U.S. stocks have certain risks similar to equity securities issued in other countries, such as declines in value over short or extended periods as a result of changes in a company’s financial condition or the overall market as well as economic and political conditions. Although U.S. stocks have enjoyed many years of favorable returns, they have more recently experienced volatility based on political and economic events such as trade disputes. In addition, interest rate

RISKS OF INVESTING IN THE FUND	19

increases in the U.S. may adversely affect stocks. In September 2024, the Federal Reserve began lowering interest rates for the first time since 2020 and has since lowered rates several times. Changing interest rate environments (whether downward or upward) impact various sectors of the economy and asset classes in different ways. For example, low interest rate environments tend to be positive for the equity markets, whereas high interest rate environments tend to apply downward pressure on earnings and equity prices. In addition, raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredict-able consequences for economies and markets in the United States and elsewhere.

Risks Associated with U.S. Presidential Elections

The impact of past and future U.S. presidential and other elections could create significant uncertainty with respect to legal, tax and regulatory regimes in which the Fund, as well as Matthews, will operate. Changes in U.S. policy could result in a number of changes to U.S. and non-U.S. economic, national security, fiscal, tax and other policies, as well as the global financial markets generally. Any significant changes in, among other things, economic policy (including with respect to interest rates, foreign trade and regulatory changes leading to greater availability of bank debt), the regulation of the asset management industry, tax law, immigration policy and/or government entitlement programs could have a material adverse impact on the Fund and its investments.

Certain Risks of Fixed-Income Securities

The Fund may invest in fixed-income securities. The prices of fixed-income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed-income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Risks Associated with Investment in a Smaller Number of Companies or Industries

From time to time, a relatively small number of companies and industries may represent a large portion of the total stock market in a particular country or region, and these companies and industries may be more sensitive to adverse social, political, economic or regulatory developments than funds whose portfolios are more diversified. Events affecting a small number of companies or industries may have a significant and potentially adverse impact on your investment in the Fund, and the Fund’s performance may be more volatile than that of funds that invest globally.

Passive Foreign Investment Companies Risk

The Fund may invest in PFICs. Investments in PFICs may subject the Fund to taxes and interest charges that cannot be avoided, or that can be avoided only through complex methods that may have the effect of imposing a less favorable tax rate or accelerating the recognition of gains and payment of taxes.

Initial Public Offerings (“IPOs”) Risk

IPOs of securities issued by unseasoned companies with little or no operating history are risky, and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Fund or may be available only in very limited quantities. Thus, when the Fund’s size is smaller, any gains or losses from IPOs may have an exaggerated impact on the Fund’s performance than when it is larger. The Fund’s portfolio managers are permitted to engage in short-term trading of IPOs. The can be no assurance that the Fund will have favorable IPO investment opportunities or that the Fund’s investments in IPOs will have a positive impact on its performance.

Market Timing and Other Short-Term Trading Risk

The Fund is not intended for short-term trading by investors. Investors who hold shares of the Fund for the short term, including market-timers, may harm the Fund and other shareholders by diluting the value of their shares, disrupting management of the Fund’s portfolio and causing the Fund to incur additional costs, which are borne by non-redeeming shareholders. The Fund attempts to discourage time-zone arbitrage and similar market-timing activities, which seek to benefit from any differences between the Fund’s NAV and the fair value of its holdings that may occur between the closing times of foreign and U.S. markets, with the latter generally used to determine when the Fund’s NAV is calculated. See page [ ] for additional information on the Fund’s policies and procedures related to short-term trading and market-timing activity.

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Management of the Fund

Matthews International Capital Management, LLC is the investment advisor to the Fund. Matthews is located at Four Embarcadero Center, Suite 550, San Francisco, California 94111 and can be reached toll free by telephone at 800.789.ASIA (2742). Matthews was founded in 1991 by G. Paul Matthews. Since its inception, Matthews has specialized in managing portfolios of Asian securities. Matthews invests the Fund’s assets, manages the Fund’s business affairs, supervises the Fund’s overall day-to-day operations, and provides the personnel needed by the Fund with respect to Matthews’ responsibilities pursuant to an Investment Advisory Agreement dated as of July 7, 2026 between Matthews and the Trust, on behalf of the Fund (as amended from time to time, the “Advisory Agreement”). Matthews also furnishes the Fund with office space and provides certain administrative, clerical and shareholder services to the Fund pursuant to the Services Agreement (as defined below).

Pursuant to the Advisory Agreement, the Fund is one of several “Family-Priced Funds” in the Trust, which, in the aggregate, pay Matthews 0.75% of the aggregate average daily net assets of the Family-Priced Funds up to $2 billion, 0.6834% of the aggregate average daily net assets of the Family-Priced Funds over $2 billion up to $5 billion, 0.65% of the aggregate average daily net assets of the Family-Priced Funds over $5 billion up to $25 billion, 0.64% of the aggregate average daily net assets of the Family-Priced Funds over $25 billion up to $30 billion, 0.63% of the aggregate average daily net assets of the Family-Priced Funds over $30 billion up to $35 billion, 0.62% of the aggregate average daily net assets of the Family-Priced Funds over $35 billion up to $40 billion, 0.61% of the aggregate average daily net assets of the Family-Priced Funds over $40 billion up to $45 billion, and 0.60% of the aggregate average daily net assets of the Family-Priced Funds over $45 billion. The Fund pays Matthews a monthly fee at the annual rate using the applicable management fee calculated based on the actual number of days of that month and based on the Fund’s average daily net assets for the month.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement with respect to the Fund will be available in the Fund’s Form N-CSR for the fiscal year ended December 31, 2026.

Matthews may delegate certain portfolio management activities with respect to the Fund to a wholly owned subsidiary based outside of the United States. Any such participating affiliate would enter into a participating affiliate agreement with Matthews related to the Fund, and Matthews would remain fully responsible for the participating affiliate’s services as if Matthews had performed the services directly. Any delegation of services in this manner would not increase the fees or expenses paid by the Fund, and would normally be used only where a portfolio manager or other key professional is located in the country where the subsidiary is based.

Pursuant to an administration and shareholder services agreement dated as of August 13, 2004 (as amended from time to time, the “Services Agreement”), the series of the Trust that are mutual funds, including the Fund (collectively, the “Matthews Asia Funds”), in the aggregate pay Matthews 0.25% of the aggregate average daily net assets of the Matthews Asia Funds up to $2 billion, 0.1834% of the aggregate average daily net assets of the Matthews Asia Funds over $2 billion up to $5 billion, 0.15% of the aggregate average daily net assets of the Matthews Asia Funds over $5 billion up to $7.5 billion, 0.125% of the aggregate average daily net assets of the Matthews Asia Funds over $7.5 billion up to $15 billion, 0.11% of the aggregate average daily net assets of the Matthews Asia Funds over $15 billion up to $22.5 billion, 0.10% of the aggregate average daily net assets of the Matthews Asia Funds over $22.5 billion up to $25 billion, 0.09% of the aggregate average daily net assets of the Matthews Asia Funds over $25 billion up to $30 billion, 0.08% of the aggregate average daily net assets of the Matthews Asia Funds over $30 billion up to $35 billion, 0.07% of the aggregate average daily net assets of the Matthews Asia Funds over $35 billion up to $40 billion, 0.06% of the aggregate average daily net assets of the Matthews Asia Funds over $40 billion up to $45 billion, and 0.05% of the aggregate average daily net assets of the Matthews Asia Funds over $45 billion. Matthews receives this compensation for providing certain administrative and shareholder services to the Matthews Asia Funds and current shareholders of the Matthews Asia Funds, including overseeing the activities of the Matthews Asia Funds’ transfer agent, accounting agent, custodian and administrator; assisting with the daily calculation of the Matthews Asia Funds’ net asset values; overseeing each Matthews Asia Fund’s compliance with its legal, regulatory and ethical policies and procedures; assisting with the preparation of agendas and other materials drafted by the Matthews Asia Funds’ third-party administrator and other parties for Board meetings; coordinating and executing fund launches and closings (as applicable); general oversight of the vendor community at large as well as industry trends to ensure that shareholders are receiving quality service and technology; responding to shareholder communications including coordinating shareholder mailings, ordinary proxy statements, annual and semi-annual shareholder reports, prospectuses and other correspondence from the Matthews Asia Funds to shareholders; providing regular communications and investor education materials to shareholders, which may include communications via electronic means, such as electronic mail; providing certain shareholder services not handled by the Matthews Asia Funds’ transfer agent or other intermediaries (such as fund supermarkets); communicating with investment advisors whose clients own or hold shares of the Matthews Asia Funds; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders.

MANAGEMENT OF THE FUND	21

Pursuant to an operating expenses agreement, dated as of July 7, 2026 (as amended from time to time, the “Operating Expenses Agreement”), Matthews has agreed (i) to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class shares of the Fund to 1.20%. If the Fund’s expenses fall below the expense limitation within three years after Matthews has made such a waiver or reimbursement, the Fund may reimburse Matthews up to an amount not to cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will continue through April 30, 2028 and may be extended for additional periods not exceeding one year, and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), effective as of July 7, 2026, as amended from time to time, between the Trust, on behalf of the Family-Priced Funds, and Matthews, for each Family-Priced Fund, Matthews has contractually agreed to waive a portion of the fee payable under the Advisory Agreement and a portion of the fee payable under the Services Agreement, if any Family-Priced Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of a Family-Priced Fund that are over $3 billion, the fee rates under the Advisory Agreement and the Services Agreement for such Family-Priced Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Matthews may not recoup fees waived pursuant to the Fee Waiver Agreement. The Board has approved the Fee Waiver Agreement for a term through April 30, 2028 and may terminate the agreement at any time upon 60 days’ written notice to Matthews. Matthews may decline to renew the Fee Waiver Agreement by providing written notice to the Trust at least 60 days before its annual expiration date.

Portfolio Managers

The Fund is managed by two Portfolio Managers, who are primarily responsible for the Fund’s day-to-day investment management decisions.

SOJUNG PARK
Sojung Park is a Portfolio Manager at Matthews. Prior to joining the firm in 2016, she earned an MBA from the University of Chicago’s Booth School of Business. From 2010 to 2013, Sojung worked as an Equity Research Analyst at HSBC Securities as primary analyst for mid-cap companies in the Korean financial services sector, and from 2009 to 2010, was an Equity Research Associate at E*Trade Securities. She received a Bachelor of Business Administration from Seoul National University and is fluent in Korean. Sojung has been a Portfolio Manager of the Matthews Korea Active ETF since its inception in 2023, of the Matthews Asia Dividend Fund and Matthews Asia Dividend Active ETF since 2025 and of the Matthews Asia ex China Fund since its inception in [2026].	Portfolio Manager Matthews Korea Active ETF Matthews Asia Dividend Fund Matthews Asia Dividend Active ETF Matthews Asia ex China Fund

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SEAN TAYLOR
Sean Taylor is Chief Investment Officer and Portfolio Manager at Matthews. Prior to joining the firm in October 2023, he was Chief Investment Officer APAC, Global Head of Emerging Markets Equity at DWS Group based in Hong Kong since 2013. From 2004 to 2011, he was an Investment Director at GAM Investments, based in London and Dubai. From 1997 to 2004, he was at Societe Generale as Head of International and Emerging Markets. Sean has over 30 years of experience, including more than a decade as a CIO. He has overseen a number of emerging markets active strategies, including Latin America, India, China, Brazil, Russia as well as international and global strategies during his career. He received his MBA from Manchester Business School and is a graduate of the Royal Military Academy, Sandhurst. Sean has been a Portfolio Manager of the Matthews Emerging Markets Equity Fund, Matthews Emerging Markets Equity Active ETF and Matthews Emerging Markets ex China Active ETF since 2023, of the Matthews Asia Dividend Fund and Matthews Asia Dividend Active ETF since 2025, and of the Matthews Emerging Markets Sustainable Future Fund, Matthews Emerging Markets Sustainable Future Active ETF and Matthews Asia ex China Fund since its inception in [2026].

Portfolio Manager

Matthews Emerging Markets Equity Fund

Matthews Emerging Markets Equity Active ETF

Matthews Emerging Markets ex China Active ETF

Matthews Emerging Markets Sustainable Future Fund

Matthews Emerging Markets Sustainable Future Active ETF

Matthews Asia Dividend Fund

Matthews Asia Dividend Active ETF

Matthews Asia ex China Fund

MANAGEMENT OF THE FUND	23

Investing in the Matthews Asia Funds

Pricing of Fund Shares

The price at which the Fund’s shares are bought or sold is called the net asset value per share, or NAV. The NAV is computed once daily as of the close of regular trading on the NYSE, generally 4:00 PM Eastern Time, on each day that the exchange is open for trading. In addition to Saturday and Sunday, the NYSE is closed on the days that the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The NAV of the Fund is computed by adding the value of all securities and other assets of the Fund attributable to the relevant class, deducting any liabilities of the Fund, and dividing by the total number of outstanding shares of the relevant class. The Fund’s expenses are generally accounted for by estimating the total expenses for the year and applying each day’s estimated expense when the NAV calculation is made.

The value of the Fund’s exchange-traded securities is based on market quotations for those securities, or on their fair value determined under the oversight of the Board of Trustees (as described below). Market quotations are provided by pricing services that are independent of the Fund and Matthews. Foreign exchange-traded securities are valued as of the close of trading of the primary exchange on which they trade. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued using indicative bid quotations from bond dealers or market makers, or other available market information, or on their fair value as determined by Matthews as the Fund’s valuation designee (as described below). The Fund may also utilize independent pricing services to assist it in determining a current market value for each security based on sources believed to be reliable.

Foreign values of the Fund’s securities are converted to U.S. dollars using exchange rates determined as of the close of trading on the NYSE and in accordance with the Fund’s Pricing and Valuation Policy and Procedures. The Fund generally uses the foreign currency exchange rates deemed to be most appropriate by a foreign currency pricing service that is independent of the Fund and Matthews.

When market quotations are not readily available or are believed by Matthews to be unreliable, the Fund’s investments are valued at fair value. The Fund values any exchange-traded security for which market quotations are unavailable (e.g., when trading of a security is suspended) or have become unreliable, and any over-the-counter security for which indicative quotes are unavailable, at that security’s fair market value. In general, the fair value of such securities is determined, in accordance with the Fund’s Pricing and Valuation Policy and Procedures and subject to the Board’s oversight, by a pricing service retained by the Fund that is independent of the Fund and Matthews. There may be circumstances in which the Fund’s independent pricing service is unable to provide a reliable price of a security.

In addition, when establishing a security’s fair value, the independent pricing service may not take into account events that occur after the close of Asian and other foreign markets but prior to the time the Fund calculates its NAV. Similarly, there may be circumstances in which a foreign currency exchange rate is deemed inappropriate for use by the Fund or multiple appropriate rates exist. In such circumstances, the Board of Trustees has delegated the responsibility of making fair-value determinations to Matthews, the Fund’s valuation designee, which makes those determinations through its Valuation Committee composed of employees of Matthews (some of whom may also be officers of the Fund). In these circumstances, the Valuation Committee will determine the fair value of a security, or a fair exchange rate, in good faith, in accordance with the Fund’s Pricing and Valuation Policy and Procedures and subject to the oversight of the Board. When fair value pricing is employed (whether through the Fund’s independent pricing service or the Valuation Committee), the prices of a security used by the Fund to calculate its NAV typically differ from quoted or published prices for the same security for that day.

The Fund generally fair values securities daily to avoid, among other things, the use of stale prices. In addition, changes in the Fund’s NAV may not track changes in published indices of, or benchmarks for, Asia Pacific and other foreign market securities. Similarly, changes in the Fund’s NAV may not track changes in the value of closed-end investment companies, exchange-traded funds or other similar investment vehicles.

Foreign securities held by the Fund may be traded on days and at times when the NYSE is closed, and the NAVs are therefore not calculated. Accordingly, the NAVs of the Fund may be significantly affected on days when shareholders have no access to the Fund. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates.

Indian securities in the Fund may be subject to a capital gains tax in India on gains realized upon disposition of securities. The Fund accrues for this potential liability, which reduces its net asset value. For further information regarding this tax, please see page [ ].

Purchasing Shares

The Fund is open for business each day the NYSE is open. You may purchase shares directly from the Fund by mail, by telephone or by wire without paying any sales charge. The price for each share you buy will be the NAV calculated after your order is received in good order by the Fund. “In good order” means that payment for your purchase and all the information needed to complete your order must be received

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by the Fund before your order is processed. If your order is received before the close of regular trading on the NYSE (generally 4:00 PM Eastern Time) on a day the Fund’s NAV is calculated, the price you pay will be that day’s NAV. If your order is received after the close of regular trading on the NYSE, the price you pay will be the next NAV calculated.

You may purchase shares of the Fund directly through the Fund’s transfer agent by calling 800.789.ASIA (2742). Shares of the Fund may also be purchased through various securities brokers and benefit plan administrators or their sub-agents (“Third-Party Intermediaries”). These Third-Party Intermediaries may charge you a commission or other service or transaction fee for their services. Each share class may have a different or no such commission or fee. You should contact them directly for information regarding how to invest or redeem through them. If you purchase or redeem shares through the Fund’s transfer agent or a Third-Party Intermediary, you will receive the NAV calculated after receipt of the order by it on any day the NYSE is open. The Fund’s NAV is calculated as of the close of regular trading on the NYSE (generally, 4:00 PM Eastern Time) on each day that the NYSE is open. If your order is received by the Fund or a Third-Party Intermediary after that time, it will be purchased or redeemed at the next-calculated NAV.

The Fund may reject for any reason, or cancel as permitted or required by law, any purchase order at any time.

Brokers and benefit plan administrators who perform transfer agency and shareholder servicing for the Fund may receive fees from the Fund for these services. Brokers and benefit plan administrators who also provide distribution services to the Fund may be paid by Matthews (out of its own resources) for providing these services. For further information, please see Additional Information about Shareholder Servicing and Other Compensation to Intermediaries on page [ ].

You may purchase shares of the Fund by mail, by telephone or by wire. New accounts may be opened by mailing a completed application. Please see Opening an Account on page [ ], and Telephone Transactions on page [ ]. Call 800.789.ASIA (2742) or visit matthewsasia.com for details.

The Fund does not accept third-party checks, temporary (or starter) checks, bank checks, cash, credit card checks, traveler’s checks, cashier’s checks, official checks or money orders. If the Fund receives notice of insufficient funds for a purchase made by check, the purchase will be cancelled and you will be liable for any related losses or fees the Fund or its transfer agent incurs. The Fund may reject any purchase order or stop selling shares of the Fund at any time. Also, the Fund may vary or waive the initial investment minimum and minimums for additional investments.

Additionally, if any transaction is deemed to have the potential to adversely impact the Fund, the Fund reserve the right to, among other things, reject any purchase order or exchange request, limit the amount of any exchange, or revoke a share-holder’s privilege to purchase Fund shares (including exchanges).

If you invest in Institutional Class shares through a financial intermediary, the minimum initial investment requirement may be met if that financial intermediary aggregates investments of multiple clients to meet the minimum. Additionally, different minimums may apply for retirement plans and model-based programs that invest through a single account, subject to criteria set by Matthews. Financial intermediaries or plan recordkeepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Institutional Class shares.

The minimum investment requirements for the Institutional Class do not apply to Trustees, officers and employees of the Fund and Matthews, and their immediate family members.

INDIVIDUAL RETIREMENT ACCOUNTS

The Fund offers Individual Retirement Accounts (IRAs). Applications for IRAs may be obtained by calling

800.789.ASIA (2742) or by visiting matthewsasia.com.

Traditional IRA:

A Traditional IRA is an IRA with contributions that may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Spousal IRA:

A Spousal IRA is an IRA funded by a working spouse in the name of a non-working spouse.

Roth IRA:

A Roth IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

OTHER ACCOUNTS

Coverdell Education Savings Account:

Similar to a non-deductible IRA, a Coverdell Education Savings Account (ESA) allows you to make non-deductible contributions that can grow tax-free and if used for qualified educational expenses can be withdrawn free of federal income taxes.

For more complete IRA or Coverdell ESA information or to request applications, please call 800.789.ASIA (2742) to speak with a Fund representative or visit matthewsasia.com.

INVESTING IN THE MATTHEWS ASIA FUNDS	25

MINIMUM INVESTMENTS IN SHARES OF THE FUND

(U.S. RESIDENTS*)

Type of Account	Institutional Class**
Non-retirement plan accounts
Initial investment:	$1,000,000
Subsequent investments:	$100
Retirement and Coverdell plan accounts†
Initial investment:	$1,000,000
Subsequent investments:	$100

* Generally, non-U.S. residents may not invest in the Fund. Please contact a Fund representative at 800.789.ASIA (2742) for information and assistance.

** Minimum amount for Institutional Class Shares may be lower for purchases through certain financial intermediaries and different minimums may apply for retirement plans and other arrangements subject to criteria set by Matthews.

† Retirement plan accounts include IRAs and 401(k) plans. Speak with a Fund representative for information about the retirement plans available.

OPENING AN ACCOUNT (Initial Investment)

By Mail

You can obtain an account application by calling 800.789.ASIA (2742) between 9:00 AM–4:30 PM ET, Monday through Friday, or by downloading an application at matthewsasia.com.

Mail your check payable to Matthews Asia Funds and a completed application to:

	Regular Mail: Matthews Asia Funds P.O. Box 534475 Pittsburgh,PA 15253-4475	Overnight Mail: Matthews Asia Funds Attention: 534475 1350 Penn Avenue Suite 102 Pittsburgh, PA 15222

Through Broker/Intermediary	You may contact your broker or intermediary, who may charge you a fee for their services.

By Wire

To open an account and make an initial investment by wire, a completed application is required before your wire can be accepted. After a completed account application is received by mail at one of the addresses listed above, you will receive an account number. Please be sure to inform your bank of this account number as part of the instructions.

For specific wiring instructions, please visit matthewsasia.com or call 800.789.ASIA (2742) between 9:00 AM–4:30 PM ET, Monday through Friday.

Note that wire fees are charged by most banks.

Please note that when opening your account the Fund follows identity verification procedures outlined on page [ ].

ADDING TO AN ACCOUNT (Subsequent Investment)

Existing shareholders may purchase additional shares of the relevant class for all authorized accounts through the methods described below.

By Mail	Please send your check payable to Matthews Asia Funds and a statement stub indicating your fund(s) selection via:

	Regular Mail: Matthews Asia Funds P.O. Box 534475 Pittsburgh, PA 15253-4475	Overnight Mail: Matthews Asia Funds Attention: 534475 1350 Penn Avenue Suite 102 Pittsburgh, PA 15222

By Phone	Call 800.789.ASIA (2742). When you open your account, you will automatically have the ability to purchase shares by telephone unless you specify otherwise on your New Account Application.

26	matthewsasia.com | 800.789.ASIA

Online	As a first time user, you will need your Fund account number and your Tax Identification Number to establish online account access. Visit matthewsasia.com and select Account Login, where you will be able to create a login ID and password.

Through Broker/Intermediary	You may contact your broker or intermediary, who may charge you a fee for their services.

By Wire

Please call us at 800.789.ASIA (2742) between 9:00 AM–4:30 PM ET, Monday through Friday, and inform us that you will be wiring funds. Please also be sure to inform your bank of your Matthews account number as part of the instructions.

Note that wire fees are charged by most banks.

Exchanging Shares

You may exchange your shares of one Matthews Asia Fund for another Matthews Asia Fund of the same class. If you exchange your shares, minimum investment requirements apply. To receive that day’s NAV, any request must be received by the close of regular trading on the NYSE that day (generally, 4:00 PM Eastern Time). Such exchanges may be made by telephone. Please see Telephone Transactions on page [ ] or call 800.789.ASIA (2742) for more information. Because excessive exchanges can harm a Matthews Asia Fund’s performance, the exchange privilege may be terminated if the Matthews Asia Funds believe it is in the best interest of all shareholders to do so.

The Matthews Asia Funds may reject for any reason, or cancel as permitted or required by law, any purchase order or exchange request at any time. Additionally, if any transaction is deemed to have the potential to adversely impact any of the Matthews Asia Funds, the Matthews Asia Funds reserve the right to, among other things, reject any exchange request or limit the amount of any exchange. In the event that a shareholder’s exchange privilege is terminated, the shareholder may still redeem his, her or its shares. An exchange is treated as a taxable event on which gain or loss may be recognized.

Selling (Redeeming) Shares

You may redeem shares of the Fund on any day the NYSE is open for business. To receive a specific day’s NAV, your request must be received by the Fund’s agent before the close of regular trading on the NYSE that day (generally, 4:00 PM Eastern Time). If your request is received after the close of regular trading on the NYSE, you will receive the next NAV calculated.

In extreme circumstances, such as the imposition of capital controls that substantially limit repatriation of the proceeds of sales of portfolio holdings, the Fund may suspend shareholders’ redemption privileges for a period of not more than seven days unless otherwise permitted by applicable law.

If you are redeeming shares of the Fund recently purchased by check, the Fund may delay sending your redemption proceeds until your check has cleared. This may take up to 15 calendar days after we receive your check.

SELLING (REDEEMING) SHARES

By Mail	Send a letter to the Fund via:

	Regular Mail: Matthews Asia Funds P.O. Box 534475 Pittsburgh, PA 15253-4475	Overnight Mail: Matthews Asia Funds Attention: 534475 1350 Penn Avenue Suite 102 Pittsburgh, PA 15222

The letter must include your name and account number, the name of the Fund and the amount you want to sell in dollars or shares. This letter must be signed by each owner of the account.

For security purposes, a medallion signature guarantee will be required if (among others):

T

Your written request is for an amount over $100,000; or

T

A change of address was received by the Fund’s transfer agent within the last 30 days; or

T

The money is to be sent to an address that is different from the registered address or to a bank account other than the account that was preauthorized.

By Phone	Call 800.789.ASIA (2742). When you open your account you will automatically have the ability to exchange and redeem shares by telephone unless you specify otherwise on your New Account Application.

By Wire

If you have wiring instructions already established on your account, contact us at 800.789.ASIA (2742) to request a redemption form. Please note that the Fund charges $9.00 for wire redemptions, in addition to a wire fee that may be charged by your bank.

Note: When you opened your account you must have provided the wiring instructions for your bank with your application.*

*If your account has already been opened, you may send us a written request to add wiring instructions to your account. Please complete the Banking Instructions Form available on matthewsasia.com or call 800.789.ASIA (2742).

INVESTING IN THE MATTHEWS ASIA FUNDS	27

Through Broker/ Intermediary	Contact your broker or intermediary, who may charge you a fee for their services.

If any transaction is deemed to have the potential to adversely impact any of the Matthews Asia Funds, the Matthews Asia Funds reserve the right to, among other things, delay payment of immediate cash redemption proceeds for up to seven calendar days.

You may redeem your shares by telephone. Please see Telephone Transactions below, or call 800.789.ASIA (2742) for more information.

Telephone Transactions

Shareholders with existing accounts may purchase additional shares, or exchange or redeem shares, directly with the Fund by calling 800.789.ASIA (2742).

Telephone orders to purchase or redeem shares of the Fund, if received in good order before 4:00 PM Eastern Time (your “placement date”), will be processed at the Fund’s NAV calculated as of 4:00 PM Eastern Time on your placement date.

In times of extreme market conditions or heavy shareholder activity, you may have difficulty getting through to the Fund, and in such event, you may still purchase or redeem shares of the Fund using a method other than telephone. If the Fund believes that it is in the best interest of all shareholders, it may modify or discontinue telephone transactions without notice.

The convenience of using telephone transactions may result in decreased security. The Fund employs certain security measures as it processes these transactions. If such security procedures are used, the Fund or its agents will not be responsible for any losses that you incur because of a fraudulent telephone transaction.

Market Timing Activities

The Board of Trustees has approved policies and procedures applicable to most purchases, exchanges and redemptions of Fund shares to discourage market timing by shareholders (the “Market Timing Procedures”). Market timing can harm other shareholders because it may dilute the value of their shares. Market timing may also disrupt the management of the Fund’s investment portfolio and cause the targeted Fund to incur costs, which are borne by non-redeeming shareholders.

The Fund, because it invests in overseas securities markets, is particularly vulnerable to market timers who may take advantage of time zone differences between the close of the foreign markets on which the Fund’s portfolio securities trade and the U.S. markets that generally determine the time as of which the Fund’s NAV is calculated (this is sometimes referred to as “time zone arbitrage”). The Fund also can be the target of market timers if it invests in small-cap securities and other types of investments that are not frequently traded, including high-yield bonds.

The Fund deems market timing activity to refer to purchase and redemption transactions in shares of the Fund that have the effect of (i) diluting the interests of long-term shareholders; (ii) harming the performance of the Fund by compromising portfolio management strategies or increasing Fund expenses for non-redeeming shareholders; or (iii) otherwise disadvantaging the Fund or its shareholders. Market timing activity includes time zone arbitrage (i.e., seeking to take advantage of differences between the closing times of foreign markets on which portfolio securities of the Fund may trade and the U.S. markets that generally determine when the Fund’s NAV is calculated), market cycle trading (i.e., buying on market down days and selling on market up days); and other types of trading strategies.

The Fund and its agents have adopted procedures to assist them in identifying and limiting market timing activity. The Fund has also adopted and implemented a Pricing and Valuation Policy and Procedures, which the Fund believes may reduce the opportunity for certain market timing activity by fair valuing the Fund’s portfolios. However, there is no assurance that such practices will eliminate the opportunity for time zone arbitrage or prevent or discourage market timing activity.

The Fund may reject for any reason, or cancel as permitted or required by law, any purchase order or exchange request, including transactions deemed to represent excessive trading, at any time.

Identification of Market Timers

The Fund has adopted procedures to identify transactions that appear to involve market timing. However, the Fund does not receive information on all transactions in its shares and may not be able to identify market timers. Moreover, investors may elect to invest in the Fund through one or more financial intermediaries that use a combined or omnibus account. Such accounts obscure, and may be used to facilitate, market timing transactions. The Fund or its agents request representations or other assurances related to compliance with the Market Timing Procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. In addition, the Fund has entered into agreements with intermediaries that permit the Fund to request greater information from intermediaries regarding transactions. These arrangements may assist the Fund in identifying market timing activities. However, the Fund will not always know of, or be able to detect, frequent trading (or other market timing activity).

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, investment advisors and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the Fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts may not be detected by the Fund and may increase costs to the Fund and disrupt their portfolio management.

28	matthewsasia.com | 800.789.ASIA

Under policies approved by the Board of Trustees, the Fund may rely on intermediaries to apply the Fund’s Market Timing Procedures and, if applicable, their own similar policies. In these cases, the Fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the Fund’s policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For some intermediaries, the Fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The Fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the Fund’s Market Timing Procedures to such transactions. The Fund may prohibit purchases of Fund shares by an intermediary or request that the intermediary prohibit the purchase of Fund shares by some or all of its clients. There is no assurance that the Fund will request data with sufficient frequency, or that the Fund’s analysis of such data will enable them to detect or deter market timing activity effectively.

The Fund (or its agents) attempt to contact shareholders whom the Fund (or its agents) believe have violated the Market Timing Procedures and notify them that they will no longer be permitted to buy (or exchange) shares of the Fund. When a shareholder has purchased shares of the Fund through an intermediary, the Fund may not be able to notify the shareholder of a violation of the Fund’s policies or that the Fund has taken steps to address the situation (for example, the Fund may be unable to notify a shareholder that his or her privileges to purchase or exchange shares of the Fund have been terminated). Nonetheless, additional purchase and exchange orders for such investors will not be accepted by the Fund.

Many intermediaries have adopted their own market timing policies. These policies may result in a shareholder’s privileges to purchase or exchange the Matthews Asia Funds’ shares being terminated or restricted independently of the Matthews Asia Funds. Such actions may be based on other factors or standards that are different than or in addition to the Fund’s standards. For additional information, please contact your intermediary.

Redemption in Kind and Funding Redemptions

The Fund generally pays redemption proceeds in cash. The Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. In some circumstances, it may be necessary for the Fund to borrow in order to pay redemption proceeds. The Fund may use these methods during both normal and stressed market conditions.

During conditions that make the payment of cash unwise and/or in order to protect the interests of the Fund’s remaining shareholders, you could receive your redemption proceeds as a combination of cash and securities. Receiving securities instead of cash is called “redemption in kind.” The Fund may redeem shares in kind during both normal and stressed market conditions. Generally, in-kind redemptions will be effected through a pro rata distribution of the Fund’s portfolio securities. Note that if you receive securities as part of your redemption proceeds, you will bear any market risks associated with investments in these securities, and you will incur transaction charges if you sell the securities to convert them to cash.

After the Fund has received your redemption request and all proper documents, payment for shares tendered will generally be made within (i) one to three business days for redemptions made by wire, and (ii) three to five business days for ACH redemptions. Redemption payments by check will generally be issued on the business day following the redemption date; however, your actual receipt of the check will be subject to postal delivery schedules and timing. If you are redeeming shares of the Fund recently purchased by check, the Fund may delay sending your redemption proceeds until your check has cleared, which may take up to 15 calendar days after we receive your check. It may take up to several weeks for the initial portion of the in-kind securities to be delivered to you, and substantially longer periods for the remainder of the in-kind securities to be delivered to you, in payment of your redemption in kind.

Other Shareholder Information

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available on the Matthews Asia Funds website at matthewsasia.com.

Minimum Size of an Account

The Fund reserves the right to redeem Institutional Class accounts that fall below $100,000, due to redemption activity. If this happens to your account, you may receive a letter from the Fund giving you the option of investing more money into your account or closing it. Institutional Class accounts that fall below $100,000 due to market volatility will not be affected.

Confirming Your Transactions

The Fund will send you a written confirmation following each purchase, sale and exchange of Fund shares, except for systematic purchases and redemptions.

Additional Information about Shareholder Servicing

The operating expenses of the Fund include the cost of maintaining shareholder accounts, generating shareholder statements, providing taxpayer information, and performing related recordkeeping and administrative services. For share-holders who open accounts directly with the Fund, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Fund’s transfer agent, performs these services as part of the various services it provides to the Fund under an agreement between the Trust, on behalf of the Fund, and BNY Mellon. For share-holders who purchase shares through a broker or other

INVESTING IN THE MATTHEWS ASIA FUNDS	29

financial intermediary, some or all of these services may be performed by that intermediary. For performing these services, the intermediary seeks compensation from the Fund or Matthews. In some cases, the services for which compensation is sought may be bundled with services not related to shareholder servicing, and may include distribution fees. The Board of Trustees has made a reasonable allocation of the portion of bundled fees, and Matthews pays from its own resources that portion of the fees that the Board of Trustees determines may represent compensation to intermediaries for distribution services.

Other Compensation to Intermediaries

Matthews, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to service fees or sub-transfer agency fees paid by the Fund. The level of payments will vary for each particular inter-mediary. These additional cash payments generally represent some or all of the following: (a) payments to intermediaries to help defray the costs incurred to educate and train personnel about the Fund; (b) marketing support fees for providing assistance in promoting the sale of Fund shares; (c) access to sales meetings, sales representatives and management representatives of the intermediary; and (d) inclusion of the Fund on the sales list, including a preferred or select sales list, or other sales program of the intermediary. A number of factors will be considered in determining the level of payments, including the intermediary’s sales, assets and redemption rates, as well as the nature and quality of the intermediary’s relationship with Matthews. Aggregate payments may change from year to year and Matthews will, on an annual basis, determine the advisability of continuing these payments. Shareholders who purchase or hold shares through an intermediary may inquire about such payments from that intermediary.

Distributions

The Fund generally distributes its net investment income once annually in December. Any net realized gain from the sale of portfolio securities and net realized gains from foreign currency transactions are distributed at least once each year unless they are used to offset losses carried forward from prior years. All such distributions are reinvested automatically in additional shares at the current NAV, unless you elect to receive them in cash. If you hold the shares directly with the Fund, the manner in which you receive distributions may be changed at any time by writing to the Fund. Additionally, details of distribution-related transactions will be reported on quarterly account statements. You may not receive a separate confirmation statement for these transactions.

Any check in payment of dividends or other distributions that cannot be delivered by the post office or that remains uncashed for a period of more than one year will be reinvested in your account.

Distributions are treated the same for tax purposes whether received in cash or reinvested. If you buy shares when the Fund has realized but not yet distributed ordinary income or capital gains, you will be “buying a dividend” by paying the full price of the shares and then receiving a portion of the price back in the form of a taxable dividend.

Taxes

This section summarizes certain income tax considerations that may affect your investment in the Fund. You are urged to consult your tax advisor regarding the tax effects to you of an investment in the Fund based on your individual tax situation. The tax consequences of an investment in the Fund depends on the type of account that you have and your particular tax circumstances. Distributions are subject to federal income tax and may also be subject to state and local income taxes. The Fund intends to make distributions that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). Distributions are generally taxable when they are paid, whether in cash or by reinvestment. Distributions declared in October, November or December and paid the following January are taxable as if they were paid on December 31.

The exchange of one Matthews Asia Fund for another is a taxable event, which means that if you have a gain, you may be obligated to pay tax on it. If you have a qualified retirement account, taxes are generally deferred until distributions are made from the retirement account.

Part of a distribution may include realized capital gains, which may be taxed at different rates depending on how long the Fund has held specific securities.

You must have an accurate Social Security Number or taxpayer I.D. number on file with the Fund. If you do not, you may be subject to backup withholding on your distributions.

In mid-February, if applicable, you will be sent a Form 1099-DIV or other Internal Revenue Service (“IRS”) forms, as required, indicating the tax status of any distributions made to you. This information will be reported to the IRS. If the total distributions you received for the year are less than $10, you may not receive a Form 1099-DIV. Please note retirement account shareholders will not receive a Form 1099-DIV.

Speak with your tax advisor concerning state and local tax laws, which may produce different consequences than those under federal income tax laws.

In addition, the Fund may be subject to capital gains tax in India on gains realized upon disposition of Indian securities. The tax is computed on net realized gains post set off of brought forward losses in the manner prescribed under Indian domestic tax law. Further, any realized losses during a tax year in excess of gains may be carried forward for a period of up to eight years to offset future gains in a similar manner as prescribed. Net taxes payable must be remitted to the Indian

30	matthewsasia.com | 800.789.ASIA

government prior to repatriation of sales proceeds. The Fund may accrue a deferred tax liability for unrealized gains. This accrual may reduce the Fund’s net asset value.

You should read the tax information in the Statement of Additional information, which supplements the information above and is a part of this prospectus. The Fund does not expect to request an opinion of counsel or rulings from the IRS regarding their tax status or the tax consequences to investors in the Fund.

Cost Basis Reporting

The Fund is responsible for tracking and reporting cost basis information to the IRS on the sale or exchange of shares. Cost basis is the cost of the shares you purchased, including reinvested dividends and capital gains distributions. Where applicable, the cost is adjusted for sales charges or transaction fees. When you sell shares in a taxable account, the cost basis accounting method you choose determines how your gain or loss is calculated. Matthews’ default cost basis accounting method is average cost. If you and your financial or tax advisor determine another method to be more beneficial to your situation, you will be able to change your default setting to another IRS-accepted cost basis method by notifying the Fund’s transfer agent in writing or by phone at 800.789.ASIA (2742), Monday through Friday, 9:00 AM to 4:30 PM ET. When you redeem shares from your account, we will calculate the cost basis on those shares according to your cost basis method election. Please consult your tax professional to determine which method should be considered for your individual tax situation.

INVESTING IN THE MATTHEWS ASIA FUNDS	31

Index Definition

It is not possible to invest directly in an index. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of regular trading on the NYSE (generally 4:00 PM Eastern Time) on each day that the exchange is open for trading.

The MSCI All Country Asia ex Japan ex China Index is a free float-adjusted market capitalization–weighted index of the stock markets of Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.

32	matthewsasia.com | 800.789.ASIA

General Information

Identity Verification Procedures Notice

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the New Account Application, you will be required to supply the Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. Until such verification is made, the Fund may limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if they are unable to verify a customer’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our Privacy Statement below.

Privacy Statement

Matthews Asia Funds will never sell your personal information and will only share it for the limited purposes described below. While it is necessary for us to collect certain non-public personal information about you when you open an account (such as your address and Social Security Number), we protect this information and use it only for communication purposes or to assist us in providing the information and services necessary to address your financial needs. We respect your privacy and are committed to ensuring that it is maintained.

As permitted by law, it is sometimes necessary for us to share your information with companies that perform administrative or marketing services on our behalf, such as transfer agents and/or mail facilities that assist us in shareholder servicing or distribution of investor materials. These companies are not permitted to use or share this information for any other purpose.

We restrict access to non-public personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your personal information.

When using Matthews Asia Funds’ Online Account Access, you will be required to provide personal information to gain access to your account. For your protection, the login screen resides on a secure server.

GENERAL INFORMATION	33

Shareholder Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. To reduce the Fund’s expenses, we try to identify related shareholders in a household and send only one copy of the Fund’s prospectus and annual and semi-annual shareholder reports to that address. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. At any time you may view the Fund’s current prospectus and annual and semi-annual shareholder reports, free of charge, on the Funds’ website at matthewsasia.com. The Fund’s current prospectus and annual and semi-annual shareholder reports are also available to you, without charge, upon request.

Statement of Additional Information (SAI)

The SAI, which is incorporated into this prospectus by reference and dated [__], 2026, is available to you, without charge, upon request or through the Fund’s website at matthewsasia.com. It contains additional information about the Fund.

HOW TO OBTAIN ADDITIONAL INFORMATION

Contacting Matthews Asia Funds

You can obtain free copies of the publications described above by visiting the Fund’s website at matthewsasia.com. To request the SAI, the Fund’s annual and semi-annual shareholder reports and other information about the Fund or to make shareholder inquiries, contact the Fund at:

Matthews Asia Funds

P.O. Box 534475

Pittsburgh, PA 15253-4475

800.789.ASIA (2742)

Obtaining Information from the SEC	Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File Number: 811-08510

Distributed in the United States by Foreside Funds Distributors LLC

Distributed in Latin America by Picton S.A.

P.O. Box 534475 | Pittsburgh, PA 15253-4475 | matthewsasia.com  | 800.789.ASIA (2742)

The information in this Statement of Additional Information is not complete and may be changed. We may not sell shares of the Matthews Asia ex China Fund until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell shares of the Matthews Asia ex China Fund and is not soliciting an offer to buy shares of the Matthews Asia ex China Fund in any state where the offer or sale is not permitted.

Preliminary Statement of Additional Information	Subject to Completion	[ ], 2026

MATTHEWS INTERNATIONAL FUNDS

(d/b/a MATTHEWS ASIA FUNDS)

MATTHEWSASIA.COM

MATTHEWS EMERGING MARKETS EQUITY FUND – INVESTOR CLASS (MEGMX)

MATTHEWS EMERGING MARKETS EQUITY FUND– INSTITUTIONAL CLASS (MIEFX)

MATTHEWS EMERGING MARKETS SUSTAINABLE FUTURE FUND – INVESTOR CLASS (MASGX)

MATTHEWS EMERGING MARKETS SUSTAINABLE FUTURE FUND – INSTITUTIONAL CLASS (MISFX)

MATTHEWS EMERGING MARKETS SMALL COMPANIES FUND – INVESTOR CLASS (MSMLX) MATTHEWS EMERGING MARKETS SMALL COMPANIES FUND – INSTITUTIONAL CLASS (MISMX)

MATTHEWS ASIA INNOVATORS FUND – INVESTOR CLASS (MATFX)

MATTHEWS ASIA INNOVATORS FUND – INSTITUTIONAL CLASS (MITEX)

MATTHEWS ASIA GROWTH FUND – INVESTOR CLASS (MPACX)

MATTHEWS ASIA GROWTH FUND – INSTITUTIONAL CLASS (MIAPX)

MATTHEWS PACIFIC TIGER FUND – INVESTOR CLASS (MAPTX)

MATTHEWS PACIFIC TIGER FUND – INSTITUTIONAL CLASS (MIPTX)

MATTHEWS ASIA DIVIDEND FUND – INVESTOR CLASS (MAPIX)

MATTHEWS ASIA DIVIDEND FUND – INSTITUTIONAL CLASS (MIPIX)

MATTHEWS ASIA EX CHINA FUND – INSTITUTIONAL CLASS ([__])

MATTHEWS CHINA FUND – INVESTOR CLASS (MCHFX)

MATTHEWS CHINA FUND – INSTITUTIONAL CLASS (MICFX)

MATTHEWS CHINA INNOVATORS FUND – INVESTOR CLASS (MCSMX)

MATTHEWS CHINA INNOVATORS FUND – INSTITUTIONAL CLASS (MICHX)

MATTHEWS INDIA FUND – INVESTOR CLASS (MINDX)

MATTHEWS INDIA FUND – INSTITUTIONAL CLASS (MIDNX)

MATTHEWS JAPAN FUND – INVESTOR CLASS (MJFOX)

MATTHEWS JAPAN FUND – INSTITUTIONAL CLASS (MIJFX)

STATEMENT OF ADDITIONAL INFORMATION

[     ], 2026

This Statement of Additional Information (this “SAI”) is not a prospectus and should be read in conjunction with the current prospectus of the Institutional Class of the Matthews Asia ex China Fund and the current prospectus of the Investor Class and the Institutional Class of the other Matthews Asia Funds mutual funds (collectively with the Matthews Asia ex China Fund, the “Funds”) dated April 30, 2026 (the foregoing prospectuses, collectively, the “Prospectus”).

The Prospectus and the financial statements contained in the Funds’ Form N-CSR for the fiscal year ended December 31, 2025, are incorporated herein by reference. You can obtain a free copy of the Prospectus and financial statements on the Funds’ website at MATTHEWSASIA.COM or by contacting a Matthews Asia Funds representative at:

Matthews Asia Funds

P.O. Box 534475

Pittsburgh, PA 15253-4475

800.789.ASIA (2742)

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their underwriters. The Prospectus does not constitute an offering by the Funds or by their underwriters in any jurisdiction in which such offering may not lawfully be made.

Fund History

Matthews International Funds (d/b/a Matthews Asia Funds) (the “Trust”), Four Embarcadero Center, Suite 550, San Francisco, California 94111, is a family of funds currently offering twenty-four separate series of shares. This SAI relates to the twelve of those series that are mutual funds (each individually, a “Fund,” and collectively, the “Funds”):

Global Emerging Markets Strategies:

Matthews Emerging Markets Equity Fund

Matthews Emerging Markets Sustainable

Future Fund Matthews Emerging Markets

Small Companies Fund

Asia Strategies:

Matthews Asia Innovators Fund

Matthews Asia Growth Fund

Matthews Pacific Tiger Fund

Matthews Asia Dividend Fund

Matthews Asia ex China Fund

Single Country Strategies:

Matthews China Fund

Matthews China Innovators Fund Matthews India Fund

Matthews Japan Fund

Each Fund has both an Investor Class and an Institutional Class of beneficial interests except for the Matthews Asia ex China Fund, which offers only Institutional Class shares.

Description of the Funds

Please read the following information together with the information contained in the current prospectus of the Investor Class and the Institutional Class of the Funds dated April 30, 2026, other than the Matthews Asia ex China Fund, and with the information contained in the separate current prospectus of the Institutional Class of the Matthews Asia ex China Fund dated [ ], 2026, concerning the investment strategies, risks and policies of the Funds. The information in this SAI supplements the information in the Funds’ Prospectus.

The Trust is an open-end management investment company registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware statutory (business) trust on April 13, 1994 and commenced operations on September 12, 1994. It has never been engaged in any other business. Each Fund is “diversified” other than the Matthews Asia Innovators Fund, Matthews Asia ex China Fund and Matthews China Innovators Fund, which are non-diversified Funds. Diversified means that at least 75% of the value of a fund’s total assets must be comprised of (i) cash and cash items, (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (iii) securities of other investment companies, or (iv) other securities, provided that no more than 5% of the value of the fund’s total assets are invested in the securities of a single issuer and the fund does not own more than 10% of the outstanding voting securities of a single issuer. The remaining 25% of the value of a fund’s total assets may be invested in a single issuer, or in multiple issuers, not subject to the above limitations.

Each Fund has elected and intends to continue to qualify to be treated as a “regulated investment company” under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Such qualification relieves a Fund of liability for federal income taxes to the extent the Fund’s earnings are distributed in accordance with the Code. To so qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of its taxable year, (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and it will not own more than 10% of the outstanding voting securities of a single issuer.

Investment Objective

The investment objective of each of the Funds, except for the Matthews Asia Dividend Fund, is to seek long-term capital appreciation.

The investment objective of the Matthews Asia Dividend Fund is to seek total return with an emphasis on providing current income.

The investment objective of each Fund, other than the Matthews Asia ex China Fund, is fundamental and cannot be changed without a vote of a majority of the voting securities of that Fund. The investment objective of the Matthews Asia ex China Fund is not fundamental and can be changed without shareholder approval

Investment Process

Matthews International Capital Management, LLC (“Matthews”) is the investment advisor to each of the Funds. Matthews invests in the Asia Pacific region and Emerging Markets based on its assessment of the future development and economic prospects of companies located in those markets.

Matthews believes that the countries in these markets are on paths toward economic development and, in general, deregulation and greater openness to market forces. Matthews believes in the potential for these economies, and believes that the intersection of development and deregulation will create opportunities for further growth. Matthews attempts to capitalize on its beliefs by investing in companies it considers to be well-positioned to participate in the economic evolution in these markets. Matthews uses a range of approaches to participate in the growth of the Asia Pacific region and Emerging Markets to suit clients’ differing needs and investment objectives.

Matthews researches the fundamental characteristics of individual companies to help to understand the foundation of a company’s long-term development, and to assess whether it is generally consistent with Matthews’ expectations for a region’s economic evolution. Matthews evaluates potential portfolio holdings on the basis of their individual merits, and invests in those companies that it believes are positioned to help a Fund achieve its investment objectives.

Matthews’ process aims to identify potential portfolio investments that can be held over an indefinite time horizon. Matthews regularly tests its beliefs and adjusts portfolio holdings in light of prevailing market conditions and other factors, including, among other things, economic, political or market events (e.g., changes in credit conditions or military action), changes in relative valuations (to both a company’s financial prospects and to other issuers), liquidity requirements and management malfeasance or other unethical conduct.

The Funds, other than the Matthews Asia Dividend Fund and Matthews Emerging Markets Sustainable Future Fund, invest where Matthews believes the potential for capital growth exists and in companies that it believes have demonstrated the ability to anticipate and adapt to changing markets.

With respect to the Matthews Asia Dividend Fund, Matthews seeks to invest in companies that have in the past paid high dividends relative to their share prices, or which it believes are well-positioned to grow future dividends, or both. Accordingly, the Matthews Asia Dividend Fund expects that its portfolio will primarily consist of companies with established dividend-paying records. With respect to the Matthews Emerging Markets

Sustainable Future Fund, Matthews seeks to invest in companies located in emerging market countries that have the potential to profit from the long-term opportunities presented by the global environmental and social challenges as well as those emerging markets companies that are contributing (or have the potential to contribute) to positive outcomes in environmental, social and governance focus areas, after taking into consideration the Fund’s environmental, social and governance (“ESG”) standards in addition to traditional financial data.

Equity securities in which the Funds, other than the Matthews Asia Dividend Fund, may invest include common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks, such as convertible bonds and debentures. Equity securities in which the Matthews Asia Dividend Fund may invest include common stocks, preferred stocks, convertible preferred stocks, and other equity-related instruments (including, for example, investment trusts and other financial instruments).

Each of the Funds may invest no more than 20% of its total assets in debt securities, including securities issued by government entities and their political subdivisions.

The Funds may invest in securities of issuers of various sizes. Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management and may lack depth of management. Smaller companies may have less certain growth prospects, and be more sensitive to changing economic conditions than larger, more established companies. A Fund may have more difficulty obtaining information about smaller portfolio companies, or valuing or disposing of their securities, than it would if it focused on larger, more well-known companies. Transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies. The securities of such companies generally are subject to more abrupt or erratic market movements and may be less liquid than securities of larger, more established companies or the markets in general, and can react differently to political, market and economic developments than these companies or markets.

The Funds may invest in debt securities, including convertible debt securities, debt securities rated below investment grade, as well as unrated securities that have been deemed by Matthews to be of similar credit quality. Securities rated below investment grade (and unrated securities of comparable quality as determined by Matthews) are sometimes referred to as “high yield securities” or “junk bonds” and are considered to be speculative investments. High yield securities involve a greater risk of loss of principal and interest (see “Risks Associated with Securities Rated Below Investment Grade”). There is no objective standard against which Matthews may evaluate the credit and other risks of unrated securities. Matthews seeks to minimize the risks of investing in unrated and lower-rated securities through investment analysis and attention to current developments in interest rates and economic conditions. In selecting debt and convertible securities for the Funds, Matthews may assess the following factors, among others:

•	Potential for capital appreciation;

•	Price of security relative to price of underlying stock, if a convertible security;

•	Yield of security relative to yield of other fixed-income securities;

•	Interest or dividend income;

•	Call and/or put features;

•	Creditworthiness;

•	Price of security relative to price of other comparable securities;

•	Size of issue;

•	Currency of issue; and

•	Impact of security on diversification of the portfolios.

The Funds may also invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and International Depositary Receipts (“IDRs”), also known as Global Depositary Receipts (“GDRs”). Generally, ADRs in registered form are U.S. dollar-denominated securities designed for use in the U.S. securities markets, which may be converted into an underlying foreign security. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or correspondent bank. ADRs do not eliminate all the risks inherent in investing in the securities of foreign issuers. The Funds may also invest in EDRs, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets.

IDRs and GDRs are similar to ADRs except that they are bearer securities for investors or traders outside the U.S., and for companies wishing to raise equity capital in securities markets outside the U.S. Most IDRs have been used to represent shares although some represent bonds, commercial paper and certificates of deposit. Some IDRs may be convertible to ADRs, making them particularly useful for arbitrage between the markets.

The Funds may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. Such transactions may act as a hedge against anticipated changes in interest rates and prices.

Risks of Investment

All investments involve risk. There can be no guarantee against loss resulting from an investment in the Funds, nor can there be any assurance that a Fund’s investment objective will be attained. Below is supplemental information about risks of investing in the Funds. Further information about the principal risks of investing in the Funds can be found in the Prospectus.

Political, Social and Economic Risks of Investing in Asia

The value of a Fund’s assets may be adversely affected by political, economic, social and religious factors, inadequate investor protection, changes in the laws or regulations of the countries in which it invests and the status of these countries’ relations with other countries. The recent implementation of trade tariffs by the United States has intensified concerns about a potential trade war between the United States and certain Asian countries, including China. These consequences may trigger a significant reduction in international trade, shortages or oversupply of certain manufactured goods, substantial price increases or decreases of goods, inflationary pressures, and possible failure of individual companies and/or large segments of the foreign export industry with a potentially negative impact to the Funds and their investments. In addition, the economies of these countries may differ favorably or unfavorably from the U.S. economy in respects such as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, balance of payments position and sensitivity to changes in global trade. Deflationary factors could also reemerge in certain Asian markets, the potential effects of which are difficult to forecast. While certain Asian governments will have the ability to offset deflationary conditions through fiscal or budgetary measures, others will lack the capacity to do so.

Some countries have limited natural resources (such as oil and natural gas), resulting in dependence on foreign sources for certain raw materials and vulnerability to global fluctuations of price and supply.

In many other countries, the government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in these countries is substantial. Accordingly, future government actions in these countries could have a significant effect on the economy of these countries, which could affect private sector companies and the Funds, market conditions, and prices and yields of securities in a Fund’s portfolio.

Risks of Investing in Emerging Markets

The Funds invest primarily in the Asia Pacific region. Many countries of the Asia Pacific region are considered to be developing or emerging economies and markets. The Matthews Emerging Markets Equity Fund, the Matthews Emerging Markets Small Companies Fund and the Matthews Emerging Markets Sustainable Future Fund also invest a substantial portion of their total net assets in various emerging countries and markets outside the Asia Pacific region. The risks of investment in such markets include (i) less social, political and economic stability; (ii) the smaller size of the securities markets and the lower volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in a Fund’s loss of its entire investment in that market; (iv) less developed legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) inaccurate, incomplete or misleading financial information on companies in which the Funds invest; (vi) securities of companies may trade at prices not consistent with traditional valuation measures; and (vii) limitations on foreign ownership, which may impact the price of a security purchased or held by the Funds.

Many developing countries in which the Funds invest lack the social, political and economic stability characteristics of the United States. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers. In addition, natural disasters, public health emergencies (including pandemics and epidemics), terrorism and other global unforeseeable events may lead to instability in world economies and markets, may lead to market volatility, and may have adverse long-term effects. Matthews cannot predict the effects of such unforeseeable events in the future on the economy, the markets or the Funds’ investments.

Stock exchanges in emerging markets have in the past experienced substantial fluctuations in the prices of their listed securities. They have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they occur again, could affect the market price and liquidity of the securities in which the Funds invest. In addition, the governing bodies of certain stock exchanges have from time to time imposed restrictions on trading in certain securities, limitations on price movements and margin requirements. Disputes have also occurred from time to time among listed companies, the stock exchanges and other regulatory bodies, and in some cases those disputes have had a negative effect on overall market sentiment. There have been delays and errors in share allotments relating to initial public offerings, which in turn may affect overall market sentiment and lead to fluctuations in the market prices of the securities of those companies and others in which the Funds may invest.

In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance public spending programs that cause large deficits. Often, interest payments have become too burdensome for the government to meet, representing a large percentage of total GDP. These foreign obligations then become the subject of political debate with the opposition parties pressuring the government to use its resources for social programs rather than making payments to foreign creditors. Some foreign governments have been forced to seek a restructuring of their loan and/or bond obligations and have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and companies in emerging market countries and have negatively impacted not only their cost of borrowing, but their ability to borrow in the future as well.

In addition, brokerage commissions, custodial fees, withholding taxes, and other costs relating to investment in foreign markets may be higher than in the United States. The operating expense ratio of a Fund may be expected to be higher than that of a fund investing primarily in the securities of U.S. issuers.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies that are less favorable to investors, such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and shareholders’ rights may differ from those that may apply in the United States and other more developed countries. Shareholders’ rights may not be as extensive as those that exist under the laws of the United States and other more developed countries. A Fund may therefore have more difficulty asserting shareholder rights than it would as a shareholder of a comparable U.S. company.

Disclosure and regulatory standards of emerging market countries are in many respects less stringent than U.S. standards. Issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to issuers in the United States or other more developed countries. In particular, the assets and profits appearing on the financial statements of an issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. or European generally accepted accounting principles. There is substantially less publicly available information about emerging market issuers than there is about U.S. issuers.

There may also be restrictions on imports from certain countries and/or restrictions on investments in companies domiciled in certain countries, such as China and Russia. Such restrictions can change from time to time, and as a result of forced selling or an inability to participate in an investment Matthews otherwise believes is attractive, a Fund may incur losses. The Funds cannot predict the effects of such unforeseeable events in the future on the economy, the markets or the Funds’ investments. Any of these factors may adversely affect a Fund’s performance or its ability to pursue its investment objectives.

Risks of Foreign Currency

Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Many emerging market countries have experienced steady declines or sudden devaluations of their currencies relative to the U.S. dollar. Some emerging markets currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies.

Some emerging markets countries have experienced deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions, foreign investments or the repatriation of foreign investments. Future restrictive exchange controls could prevent or restrict the ability of an issuer in such markets to make dividend or interest payments in the original currency of the obligation. In addition, even though the currencies of some emerging market countries may be converted into U.S. dollars, the conversion rates may not reflect their market values.

The U.S. dollar value of a Fund’s investments and of dividends and interest earned by the Funds may be significantly affected by changes in currency exchange rates. The value of a Fund’s assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. For example, if a Fund increases its exposure to a currency and that currency’s price subsequently falls, such currency management may result in increased losses to that Fund. Similarly, if a Fund decreases its exposure to a currency and the currency’s price rises, that Fund will lose the opportunity to participate in the currency’s appreciation. Some currency prices may be volatile, and there is the possibility of government controls on currency exchange or government intervention in currency markets, which could adversely affect the Funds. Foreign investments, which are not U.S. dollar-denominated, may require a Fund to convert assets into foreign currencies or to convert assets and income from foreign currencies to U.S. dollars. Normally, exchange transactions will be conducted on a spot, cash or forward basis at the prevailing rate in the foreign exchange market.

Dividends and interest received by the Funds with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. In addition, many foreign countries do not impose taxes on capital gains with respect to investments by non-resident investors.

The Funds may invest in convertible debt securities, which may be denominated in U.S. dollars, local or other currencies. The value of convertible securities varies with a number of factors including the value and volatility of the underlying stock, the level and volatility of interest rates, the passage of time, dividend policy and other variables. Investing in a convertible security denominated in a currency different from that of the security into which it is convertible may expose a Fund to currency risk as well as risks associated with the level and volatility of the foreign exchange rate between the security’s currency and the underlying stock’s currency.

Risks of Fixed-Income Securities

All fixed-income securities are subject to three primary types of risks: credit risk, currency risk and interest rate risk. The credit risk relates to the ability and willingness of the issuer to meet interest or principal payments or both as they come due. The currency risk results from fluctuations in the currency denomination of a bond in relation to other currencies. The interest rate risk refers to the fluctuations in the net asset value (“NAV”) of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed- income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities decline, and when interest rates fall, prices rise.

If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a rise in interest rates or a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars. Fixed-income securities denominated in currencies other than the U.S. dollar or in multinational currency units are evaluated on the strength of the particular currency against the U.S. dollar as well as on the current and expected levels of interest rates in the country or countries.

In an international bond portfolio, the interest rate risk of a security is primarily linked to the interest rates of the currency of denomination of the security. For instance, U.S. dollar-denominated bonds of Asian companies would be primarily exposed to U.S. interest rate risk, rather than the interest rates of the home country of that company.

Analogously, local currency bonds of Asian companies would be primarily exposed to the interest rates of the country of the currency of denomination of the security, so an Indonesian rupiah-denominated bond, for instance, would be most sensitive to the interest rates of Indonesia.

Risks of Securities Rated Below Investment Grade

In this SAI, references are made to credit ratings of debt securities, which measure an issuer’s expected ability to pay principal and interest over time. Credit ratings are determined by rating organizations, such as Moody’s Investors Services, Inc. (“Moody’s”), S&P Global (“S&P”) or Fitch Ratings, Inc. (“Fitch”). The following terms are generally used to describe the credit quality of debt securities depending on the security’s credit rating or, if unrated, credit quality as determined by Matthews:

•	High quality

•	Investment grade

•	Below investment grade (“high yield securities” or “junk bonds”)

For a further description of credit ratings, see “Appendix: Bond Ratings.” As noted in the Appendix, Moody’s, S&P and Fitch may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody’s, and with the addition of a plus (+) or minus (-) sign in the case of S&P or Fitch. A Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund’s minimum rating category. For example, a Fund may purchase a security rated B3 by Moody’s, B- by S&P, or B- by Fitch, provided the Fund may purchase securities rated B.

Each Fund limits its investments in securities rated below investment grade (securities rated lower than BBB by S&P or Fitch, Baa or below by Moody’s or, if unrated, are of comparable quality in the judgment of Matthews) to no more than 15% of its total assets. Securities rated lower than BBB by S&P or Fitch, or Baa by Moody’s are considered to have speculative characteristics. Debt securities rated below investment grade, commonly referred to as “junk bonds,” are considered to be of poor standing and have speculative characteristics that result in a greater risk of loss of principal and interest. There can be no assurance that the Funds would be protected from widespread bond defaults brought about by a sustained economic downturn or other market and interest rate changes.

The value of lower-rated debt securities will be influenced not only by changing interest rates, but also by the bond market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low and medium-rated bonds may decline in market value due to investors’ heightened concern over credit quality, regardless of prevailing interest rates. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity (liquidity refers to the ease or difficulty which a Fund could sell a security at its perceived value) of lower-rated securities held by a Fund, especially in a thinly-traded foreign market.

To the extent that an established secondary market does not exist and a particular lower-rated debt security is thinly-traded, that security’s fair value may be difficult to determine because of the absence of reliable objective data. As a result, a Fund’s valuation of the security and the price it could obtain upon its disposition could differ.

The credit ratings of S&P, Fitch and Moody’s are evaluations of the safety of principal and interest payments, not market value risk, of lower-rated securities. Credit rating agencies may fail to change timely the credit ratings to reflect subsequent events. Therefore, in addition to using recognized rating agencies and other sources, Matthews may perform its own analysis of issuers. Matthews’ analysis of issuers may be based on various factors, including, without limitation, historic and current financial conditions and current and anticipated cash flows. Such analysis is used by Matthews only for purposes of making an investment decision for the Funds, and Matthews makes no representation or guarantee as to the credit quality of a security in performing such analysis.

Risks of Pledged Shares

In certain markets such as, but not limited to, India and mainland China, the practice of issuers and large shareholders pledging their shares to banks as collateral to borrow capital may be common market practice. The level of transparency as to the amount of pledged shares differs among those markets, but generally is lacking to one degree or another, making it difficult or impossible to determine precisely, at any given time, the amount of an issuer’s shares or aggregate capitalization in a particular market that may be pledged. The prevalence of share pledging for a particular issuer or market may engender risk to that issuer specifically or market generally. For example, a decline in an issuer’s share price, which reduces the value of the pledged shares, may cause the lender to sell the pledged shares, sometimes in large quantities in a short amount of time, to recoup loans if the borrower is unable to provide additional collateral, which could exacerbate the decline in the issuer’s share price.

Similarly, the prevalence of share pledging in a market could exacerbate any general decline in that market as lenders sell pledged shares to recoup loans. In either of these cases, a Fund that invests in a particular issuer or a market in which share pledging is prevalent could suffer greater losses than otherwise due to the knock-on effect of the practice of share pledging.

Risks of Investing in Pre-IPO Securities

The Funds may invest in pre-IPO securities, which are investments in companies whose securities have not yet been offered to the public and are not publicly traded. Such investments may include early-stage venture-capital backed companies as well as later-stage private companies, including those in which investors may participate prior to an initial public offering. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Venture capital companies may not have established products, experienced management or earnings history. The Funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Funds from selling their shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a venture capital company and delay or prevent a venture capital company from ultimately offering its securities to the public.

Risks of Investing in Special Purpose Acquisition Companies (“SPACs”)

Certain Funds may invest in securities issued by SPACs, which are formed to acquire or merge with an operating company. SPACs typically have no operating history and limited financial information, and there is no assurance that a SPAC will identify or complete a suitable business combination, such as an acquisition or merger, within the required timeframe. If a SPAC fails to complete a business combination within that period, it may be required to liquidate. In such circumstances, a Fund may receive less than its invested amount and may lose all value associated with any warrants or other rights it holds. The market value of SPAC securities may fluctuate significantly prior to the announcement of a business combination and may also decline materially following completion of the transaction. SPAC securities may be less liquid, particularly before a business combination is announced. In addition, SPACs may be subject to significant dilution resulting from founder shares, warrants, or additional financing. SPACs are also subject to evolving regulatory frameworks in various jurisdictions, and changes in regulation, increased regulatory scrutiny, or adverse legal developments may negatively affect the value of SPAC investments.

Cyber Security Risks

As the use of technology, including cloud-based technology, and the frequency of cyber attacks in the market have become more prevalent, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security that may lead to financial losses. Information and technology systems relied upon by the Funds, Matthews, the Funds’ service providers (including, but not limited to, Fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which the Funds invest may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Recently, geopolitical tensions have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. Although Matthews has implemented measures to manage risks relating to these types of events, systems failures may still occur from time to time. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Funds, Matthews, the Funds’ service providers and/or issuers of securities in which the Funds invest and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of a Fund, Matthews, the Funds’ service providers and/or issuers of securities in which a Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

Risks of Investing in Foreign Countries

The Matthews Asia Dividend Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews Asia Innovators Fund and Matthews Asia ex China Fund may invest in companies from different countries. In addition, each of these Funds may invest up to 20% of its total assets in companies and other issuers located outside of Asia or the Asia Pacific region. Each of the Matthews Emerging Markets Equity Fund, Matthews Emerging Markets Small Companies Fund and Matthews Emerging Markets Sustainable Future Fund may invest in different countries and may invest up to 20% of its total assets in companies located outside of emerging countries and markets. The Matthews India Fund and Matthews Japan Fund may each invest up to 20% of its total assets in securities located outside of India and Japan, respectively; the Matthews China Fund and Matthews China Innovators Fund may each invest up to 20% of its total assets in securities located outside of China. Such investments by the Funds may be in the securities of companies from any country, including, without limitation, the United States. Each country’s size, level of economic development, and economic and political stability will have an impact on the value of those companies.

The Matthews India Fund and Matthews Japan Fund concentrate their investments, respectively, in securities of Indian and Japanese companies; and the Matthews China Fund and Matthews China Innovators Fund concentrate their investments in securities of Chinese companies. Consequently, the share price of each of these Funds may be more volatile, and more affected by political, economic and other events in the country in which they invest than that of mutual funds that are not as geographically concentrated. An investment in any of these Funds should not be considered a complete investment program, but may be used to help diversify a portfolio. Information regarding the risks associated with investing in China (including Hong Kong), Taiwan, India and Japan is included in the Prospectus and is set forth below.

Risks Associated with China (not applicable to the Matthews Asia ex China Fund)

The Funds may hold securities listed on the Shanghai Stock Exchange (“SSE”) or Shenzhen Stock Exchange (“SZSE”). Securities listed on these exchanges are divided into two classes: A shares, which are mostly limited to domestic investors (“China A Shares,” as described further below under “Risks Associated with Investing In China A Shares”), and B shares, which are allocated for both international and domestic investors (“China B Shares”). Currently, the Funds’ exposure to securities listed on either the SSE or SZSE is largely through the China B Shares. However, the Funds may hold smaller amounts of China A Shares through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (each a “Stock Connect” and together the “Stock Connects”) or through Matthews’ Qualified Foreign Investor (“QFI”) Status.

The Stock Connects and Matthews’ QFI Status are described in more detail under “Risks Associated with Investing In China A Shares,” below. In addition to these China A Shares and China B Shares, the Funds may also invest in Hong Kong listed H shares, Hong Kong listed Red Chips (which are companies incorporated in certain foreign jurisdictions, owned by national or local governments in China and deriving substantial revenues in China, but listed in Hong Kong), P Chips (which are companies incorporated in certain foreign jurisdictions, controlled by individuals in China and deriving substantial revenues in China, but listed in Hong Kong) and companies with a significant amount of their revenues derived from business conducted in China (regardless of the exchange on which the security is listed or the jurisdiction in which the company is based). The Funds may also invest in securities listed on the Beijing Stock Exchange (“BSE”). The BSE launched in 2021 as an exchange for innovation-oriented small and medium-size enterprises (“SMEs”) in emerging and high tech industries. Because of their smaller, start-up nature, SMEs typically carry greater risks than companies listed on the SSE and SZSE.

Some Funds may invest in onshore China bonds via the QFI Status awarded to Matthews or through a China Interbank Bond Market (“CIBM”) registration. CIBM is an over-the-counter (“OTC”) market outside the two main stock exchanges in the People’s Republic of China (“PRC”), Shanghai Stock Exchange and Shenzhen Stock Exchange, and was established in 1997. On CIBM, institutional investors (including domestic institutional investors but also QFIs, as well as other offshore institutional investors, subject to authorization) trade certain debt instruments on a one-to-one quote-driven basis. CIBM accounts for a vast majority of outstanding bond values of total trading volume in the PRC. The main debt instruments traded on CIBM include government bonds, financial bonds, corporate bonds, bond repo, bond lending, and People’s Bank of China (“PBOC”) bills.

Investors should be aware that trading on CIBM exposes the applicable Fund to increased risks. China is a developing market, and the market capitalization and trading volume may be lower than those of more developed markets. Market volatility and potential lack of liquidity due to low trading volume of certain debt securities may result in the prices of debt securities traded on such market to fluctuate significantly. Funds investing in such a market therefore may incur significant trading, settlement and realization costs, and may face counterparty default risk, liquidity and volatility risks, resulting in significant losses for the Funds and their investors. Further, since a large portion of issuers of the CIBM products consists of Chinese state-owned entities, the policy priorities of the Chinese government, the strategic importance of the industry, and the strength of a company’s ties to the local, provincial, or central government may and will affect the pricing of such securities.

In addition to the risks of investing in securities of Chinese issuers described in the Prospectus, it is important to understand that significant portions of the Chinese securities markets may become rapidly illiquid, as the Chinese regulatory authorities and Chinese issuers have the ability to suspend the trading of equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. The liquidity of a suspended security may be significantly impaired, and may be more difficult to value accurately. Illiquidity of a Fund’s holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the implementation of trade tariffs by the United States has intensified concerns about a potential trade war between the United States and certain foreign countries, including China. These consequences may trigger a significant reduction in international trade, shortages or oversupply of certain manufactured goods, substantial price increases or decreases of goods, inflationary pressures, and possible failure of individual companies and/or large segments of the foreign export industry with a potentially negative impact to the Funds and their investments.

Risks of Variable Interest Entities

Certain of the Funds may invest in certain operating companies in China through legal structures known as variable interest entities (“VIEs”). In China, ownership of companies in certain sectors, such as technology, media, and telecommunications, by non-Chinese individuals and entities including U.S. persons and entities such as the Funds is prohibited. In order to facilitate foreign investment in these businesses, many Chinese companies have created VIEs, through which foreign investors hold stock in an offshore holding company or a special purpose vehicle (“SPV”) that has entered into contractual arrangements with a China-based operating company, allowing U.S. investors to obtain economic exposure to the China-based company through contractual means rather than through formal equity ownership. Shares of the offshore holding company or SPV, in turn, may be listed and traded on exchanges outside of mainland China and made available to non-Chinese investors.

VIEs are a longstanding industry practice and well known to officials and regulators in China; however, VIEs are not formally recognized under Chinese law. Recently, the government of China placed restrictions on China-based companies raising capital offshore, including through VIE structures. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of an offshore holding company’s or SPV’s contractual arrangements, with little or no legal recourse. In addition, foreign investors in an offshore holding company or SPV generally lack meaningful rights to participate in the operating company’s corporate decision-making, and their interests may not align with those of Chinese equity holders.

Investments in Chinese VIEs present significant risks. Listed holding companies of SPVs acting as VIEs may face delisting or other significant regulatory consequences for failure to meet the requirements of non-Chinese exchanges and regulators, including from the U.S. government over investor protection and other concerns stemming from the lack of transparency connected to China-based operating companies of VIEs. Under extreme circumstances, China might prohibit the existence of VIEs, or sever their ability to transmit economic and governance rights to foreign investors. If any of these or similar events take place, the market value of a Fund’s associated portfolio holdings would likely decline significantly and may lose all value, which could result in substantial investment losses for the affected Fund.

Risks Associated with Taiwan

The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue and is unlikely to be settled in the near future. Continuing hostility between China and Taiwan may have an adverse impact on the values of a Fund’s investments in both China and Taiwan, or make investment in China and Taiwan impracticable or impossible. Any escalation of hostility between China and Taiwan would likely distort Taiwan’s capital accounts, as well as have a significant adverse impact on the value of a Fund’s investments in both countries, and in other countries in the region.

Taiwan has in the past shown an ability to prosper in a competitive environment on the strength of product quality, efficiency and responsiveness to market demand. This ability will continue to be tested in the future as, in addition to certain protectionist threats, Taiwan’s export economy faces competition from producers in other countries with lower wage levels than those generally prevailing in Taiwan. Skilled workers and technical personnel are still relatively inexpensive in Taiwan, but unskilled labor is increasingly in short supply. Recognizing the imperatives of the more competitive Asian economy, the Taiwanese government is seeking to develop Taiwan into a regional hub for high-end manufacturing, sea and air transportation, finance, telecommunications and media. Taiwan is seeking to develop further as a service-oriented economy rather than a labor-intensive, manufacturing-oriented one. One result of the movement of industrial capacity offshore has been the reduction of the labor shortage in manufacturing.

Risks Associated with India

The Indian government has exercised, and continues to exercise, significant influence over many aspects of the Indian economy. Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In addition, the availability of financial instruments with exposure to Indian financial markets may be substantially limited by restrictions on foreign investors. In India, only certain foreign entities are permitted to invest in exchange-traded securities, subject to the conditions specified in Indian guidelines and regulations. The Trust was initially required to register with the Securities and Exchange Board of India (“SEBI”) and the Reserve Bank of India as a Foreign Institutional Investor (“FII”) to receive permission to trade in Indian securities. In 2014, SEBI issued new Foreign Portfolio Investor (“FPI”) regulations (the “Guidelines”), replacing the regulations relating to FII investment. As with the prior FII regulations, the Guidelines require SEBI to review the professional experience and reputation of the FPI, and custodian arrangements for Indian securities. Although the Trust has transitioned its status as a registered FII to a registered FPI, it must still seek renewal of this status periodically. There can be no guarantee that regulatory approval will be granted to continue the Trust’s FPI status. FPIs are required to observe certain investment restrictions, including limiting the aggregate ownership of any one company by an FPI and its investors to less than 10% of the company’s total issued share capital. In addition, the shareholdings of all registered FPIs may not exceed 24% of the issued share capital of most companies. It is possible that this restriction could be raised or potentially lifted, subject to that company’s approval. Under normal circumstances, income, gains and initial capital with respect to such investments are freely repatriable, subject to payment or withholding of applicable Indian taxes. Please see “Other Foreign Tax Issues.” There can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for the Funds to reach their investment objectives or repatriate their income, gains and initial capital from India.

A high proportion of the shares of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by a Fund. In addition, further issuances (or the perception that such issuances may occur) of securities by Indian issuers in which a Fund has invested could dilute the earnings per share of that Fund’s investment and could adversely affect the market price of such securities. Sales of securities by such issuer’s major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, a Fund’s investment. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of the Indian securities markets may also affect a Fund’s ability to acquire or dispose of securities at the price and time that it desires.

Certain sectors, such as telecommunications or banking, have restrictions that limit foreign investment above a specified percentage (or require regulatory approval to exceed that percentage). In addition, Indian takeover regulations contain certain provisions that may delay, deter, or prevent a future takeover or change in control of Indian companies. Those regulations may discourage or prevent a third-party from acquiring control of an Indian company, even if a change in control would result in the purchase of equity shares of such company at a premium to the market price or would otherwise be beneficial to a Fund. Certain reports also are required to be made upon reaching the specified levels under the Indian takeover regulations. Because FPIs are required to report the acquisition or divestment of shares of Indian companies with Indian regulators upon crossing certain thresholds, a Fund may be required to submit reports in accordance with applicable laws.

The ability of the Funds to invest in Indian securities, exchange Indian rupees into U.S. dollars and repatriate investment income, capital and proceeds of sales realized from their investments in Indian securities is subject to the Indian Foreign Exchange Management Act, 1999, and the rules, regulations and notifications issued thereunder. There can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign institutional investors in such a way that may adversely affect the ability of the Funds to repatriate their income and capital. Such conditions or modifications may prompt the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”) to suspend redemptions of a Fund’s shares for up to the period allowed by the 1940 Act, which is seven days, except in certain limited circumstances. If for any reason a Fund is unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes, without regard to the deduction for dividends paid) within the applicable time periods, a Fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code.

Religious and border disputes persist in India. Moreover, India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy. Escalating tensions between India and Pakistan could impact the broader region. The Indian government has confronted separatist movements in several Indian states. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved. Recent attacks by terrorists believed to be based in Pakistan against India have further damaged relations between the two countries. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and, consequently, adversely affect a Fund’s investments.

Risks Associated with Japan

The Japanese economy has only recently emerged from a prolonged economic downturn. Since the year 2000, Japan’s economic growth rate has remained relatively low. The economy is characterized by an aging demographic, declining population, large government debt and highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth and adverse economic conditions in the U.S. or other such trade partners may affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events).

Risks Associated with South Korea

The South Korean government has historically imposed significant restrictions and controls on foreign investors. As a result, the Funds may be limited in their investments or precluded from investing in certain South Korean companies, which may adversely affect the performance of the Funds. Under current regulations, foreign investors are allowed to invest in almost all shares listed on the South Korean Stock Exchange (“KSE”). From time to time, many of the securities trade among non-South Korean residents at a premium over the market price. Foreign investors may effect transactions with other foreign investors off the KSE in the shares of companies that have reached the maximum aggregate foreign ownership limit through a securities company in South Korea. These transactions typically occur at a premium over prices on the KSE. There can be no assurance that the Funds, if they purchase such shares at a premium, will be able to realize such premiums on the sale of such shares or that such premium will not be reduced or eliminated by changes in regulations or otherwise. Such securities will be valued at fair value as determined in good faith by the Valuation Designee under the oversight of the Board of Trustees (as described on page 51).

Investments by the Funds in the securities of South Korean issuers may involve investment risks different from those of U.S. issuers, including possible political, economic or social instability in South Korea, and changes in South Korean law or regulations. In addition, there is the possibility of the imposition of currency-exchange controls, foreign withholding tax on the interest income payable on such instruments, foreign controls, seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the South Korean securities held by the Funds. Political instability and/or military conflict involving North Korea may adversely affect the value of the Funds’ assets. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government. There may be less publicly available information about a South Korean company than about a U.S. company. Brokers in South Korea may not be as well capitalized as those in the U.S., so that they may be more susceptible to financial failure in times of market, political or economic stress. Additionally, South Korean accounting, auditing and financial reporting standards and requirements differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a South Korean issuer may not reflect its financial position or results of operations in accordance with U.S. generally accepted accounting principles. There is a possibility of expropriation, nationalization, confiscatory taxation or diplomatic developments that could adversely affect investments in South Korea.

The Funds do not intend to engage in activities that they believe would create a permanent establishment in South Korea within the meaning of the South Korea-U.S. Tax Treaty. Therefore, the Funds generally should not be subject to any South Korean income taxes other than South Korean withholding taxes. Exemption or reductions in these taxes apply if the South Korea-U.S. Tax Treaty applies to the Funds. If the treaty provisions are not, or cease to be, applicable to the Funds, significant additional withholding or other taxes could apply, reducing the NAVs of the Funds.

Risks Associated with Other Countries

The Funds may invest a substantial portion of its total net assets, in various other countries in the Asia Pacific region, including Australia, Bangladesh, Cambodia, Indonesia, Kazakhstan, Laos, Malaysia, Mongolia, Myanmar, New Zealand, Pakistan, Papua New Guinea, Philippines, Sri Lanka, Thailand, and Vietnam. Each of the Matthews Emerging Markets Equity Fund, the Matthews Emerging Markets Small Companies Fund and the Matthews Emerging Markets Sustainable Future Fund will invest a substantial portion of its total net assets in various emerging countries and markets outside the Asia Pacific region, such as Brazil and Mexico. Information regarding the risks associated with investing in some of these countries is included in the Prospectus, and additional information regarding the risks of investing in some of these countries is set forth below.

Vietnam. In 1992, Vietnam initiated the process of privatization of state-owned enterprises, and expanded that process in 1996. The Vietnamese government has exercised and continues to exercise significant influence over many aspects of the economy. Accordingly, government and bureaucratic actions have a significant effect on the economy and could adversely affect market conditions, deter economic growth and the profitability of private enterprises. Some Vietnamese industries, including commercial banking, remain dominated by state-owned enterprises. To date, economic, political and legal reform has proceeded at a slow pace, and foreign direct investment remains at a developmental stage. Currently, employees and management boards hold a majority of the equity of most privatized enterprises. In addition, the government of Vietnam continues to hold, on average, more than one-third of the equity in such firms. Only a small percentage of the shares of privatized companies are held by investors. In addition, Vietnam continues to impose limitations on foreign ownership of Vietnamese companies. Vietnamese authorities have in the past imposed arbitrary repatriation taxes on foreign owners, and the government may levy withholding and other taxes on dividends, interest and gains. Despite rapid growth in economic activity over the past decade and longer, there can be no guarantee that Vietnam’s privatization process, or its efforts to reform its economic, political or legal systems will continue.

Inflation threatens long-term economic growth and may deter foreign investment in the country. In addition, foreign currency reserves in Vietnam may not be sufficient to support conversion into the U.S. dollar (or other more liquid currencies), which may result in a fund being unable to repatriate proceeds from the sales of Vietnamese holdings. Business and overseas investment patterns may exacerbate currency conversion and repatriation at certain times of the year. The Funds may attempt to repatriate from the Vietnamese Dong using a third currency (e.g., Hong Kong Dollar or Euro), which could expose the Funds to risks associated with that currency and additional costs. Perhaps to a greater extent than markets in other emerging market countries, Vietnamese markets have relatively low levels of liquidity, which may result in extreme volatility in the prices of Vietnamese securities. Market volatility may also be heightened by the actions of a small number of investors.

Pakistan. Changes in the value of investments in Pakistan and in companies with significant economic ties to that country largely depend on continued economic growth and reform in Pakistan, which remains uncertain and subject to a variety of risks. Adverse developments can result in substantial declines in the value of investments. Pakistan has faced, and continues to face, high levels of political instability and social unrest at both the regional and national levels. Such instability has and may erupt again into wide-scale disorder. Social and political instability may also result in increased levels of terrorism, prolonged economic disruption and may discourage foreign investment.

Ongoing border disputes with India may result in armed conflict between the two nations, both of which possess nuclear capabilities. Even in the absence of armed conflict, the lingering threat of war with India may depress economic growth and investment in Pakistan. Additionally, Pakistan’s geographic location and its shared borders with Afghanistan and Iran increase the risk that it will be involved in, or otherwise affected by, international conflict. Pakistan’s economic growth is in part attributable to high levels of foreign aid, loans and debt forgiveness. Such international support, however, may be significantly reduced or terminated in response to changes in the political leadership of Pakistan.

Pakistan faces a wide range of other economic problems and risks. Pakistan has undertaken a privatization initiative, but with continued opposition to such efforts, there is substantial uncertainty over whether privatization will continue and whether existing efforts will be reversed. Pakistan is subject to substantial natural resource constraints, which both hamper development and make Pakistan’s economy vulnerable to price fluctuations in these resources. Pakistan maintains large budgetary and current account deficits. The resulting high levels of national debt may not be sustainable. Pakistan also maintains a trade deficit, which could be worsened if relations with the United States, the largest market for Pakistani exports, deteriorate. The rights of investors and other property owners in Pakistan are subject to protection by a developing judicial system that is widely perceived as lacking transparency. Inflation threatens long-term economic growth and may deter foreign investment in the country. Government leaders have previously adopted policies that increased legal and economic uncertainty and inhibited foreign investment and may do so in the future.

Brazil. Brazilian issuers are subject to possible regulatory and economic interventions by the Brazilian government, including the imposition of wage and price controls and the limitation of imports. In addition, the market for Brazilian securities is directly influenced by the flow of international capital and economic and market conditions of certain countries, especially other emerging market countries in Central and South America. The Brazilian economy historically has been exposed to high rates of inflation and a high level of debt, each of which may reduce and/or prevent economic growth. Brazil also has suffered from chronic structural public sector deficits. Such challenges have contributed to a high degree of price volatility in both the Brazilian equity and foreign currency markets. A rising unemployment rate could also have the same effect.

Mexico. The Mexican economy is dependent upon external trade with other economies, specifically with the United States and certain Latin American countries. As a result, Mexico is dependent on the U.S. economy, and any change in the price or demand for Mexican exports may have an adverse impact on the Mexican economy. Recently, Mexico has experienced an outbreak of violence related to drug trafficking. Incidents involving Mexico’s security may have an adverse effect on the Mexican economy and cause uncertainty in its financial markets. In the past, Mexico has experienced high interest rates, economic volatility, and high unemployment rates. In addition, one political party dominated its government until the elections of 2000, when political reforms were put into place to improve the transparency of the electoral process. Since then, competition among political parties has increased, resulting in elections that have been contentious, and this continued trend could lead to greater market volatility.

Russia. Russia has been undergoing some market-oriented reforms including a movement from centrally controlled ownership to privatization; however, it may experience unfavorable political developments, social instability, and/or significant changes in government policies. For example, military and political actions undertaken by Russia have prompted the United States and the regulatory bodies of certain other countries, as well as the European Union (“EU”), to impose economic sanctions on certain Russian individuals and Russian companies. These sanctions can consist of prohibiting certain securities trades, certain private transactions in the energy sector, asset freezes and prohibition of all business, against certain Russian individuals and Russian companies. Additionally, Russia is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including economic restrictions, sanctions, tariffs or cyberattacks on the Russian government or Russian companies, may impact Russia’s economy and Russian issuers of securities in which the Funds invest. In addition, the ongoing war in Ukraine and the resulting sanctions against Russia have adversely affected and may continue to adversely affect global energy and financial markets and thus could affect the value of a Fund’s investments, even beyond any direct exposure a Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets. These sanctions and other responses and the continued disruption of the Russian economy may result in the devaluation of the

Russian currency and a decline in the value and liquidity of Russian securities and may have other negative impacts on Russia’s economy, which could have a negative impact on a Fund’s investment performance and liquidity, to the extent that a Fund invests in companies or other issuers located in Russia. Retaliatory actions by the Russian government could involve the seizure of U.S. residents’, such as a Fund’s, assets and could further impair the value and liquidity of Russian securities. In addition, a Fund’s ownership in securities could be lost through fraud or negligence because ownership in shares of Russian companies is recorded by the companies themselves and by registrars, rather than by a central registration system. A Fund may not be able to pursue claims on behalf of its shareholders because Russian banking institutions and registrars are not guaranteed by the Russian government to the extent that a Fund invests in companies or other issuers located in Russia.

Risks Associated with U.S. Trade Policy

The U.S. presidential administration has enacted significant new tariffs, and proposed to enact additional tariffs, on imports from certain countries. Additionally, there has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict a portfolio company’s access to suppliers or customers and have a material adverse effect on its business, financial condition or operations, which in turn could negatively impact a Fund.

Some foreign governments have instituted retaliatory tariffs on certain U.S. goods and have indicated a willingness to impose additional tariffs on U.S. products in the future. In recent years, the U.S. and China have each been implementing increased tariffs on imports from each other, and the U.S. has also adopted certain targeted measures such as export controls or sanctions implicating Chinese companies and officials. While certain trade agreements have been agreed between the two countries, the trade dispute is still developing, and the U.S. and China have yet to reach a compromise. There remains much uncertainty as to whether the trade negotiations between the U.S. and China will be successful and how the trade dispute between the U.S. and China will progress. If the trade dispute between the U.S. and China continues or escalates, or if additional tariffs or trade restrictions are implemented by the U.S., China or other countries in connection with a global trade dispute or “trade war,” there could be material adverse effects on the global economy, and the Funds and their investments could be materially and adversely affected.

In addition, other countries have implemented or threatened to implement retaliatory tariffs on certain U.S. products. Global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of a Fund and its investments. While certain countries may agree to trade deals to address disputes, continued trade disputes between countries may remain unresolved which would result in an ongoing source of instability, potentially resulting in significant currency fluctuations, and/or have other adverse effects on international markets, international trade agreements and/or other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), which could present similar and/or additional potential risks and consequences for a Fund and its investments.

Additional Investment Strategies

Except as otherwise stated, the following strategies and specific types of investments are not the principal investment strategies of the Funds, but are reserved by Matthews for its use in the event that Matthews deems it appropriate to do so to achieve the Funds’ investment objectives.

1. Loans of Portfolio Securities

The Funds may lend portfolio securities to broker-dealers and financial institutions. In return, the broker-dealers and financial institutions pay the Funds money to borrow these securities. The Funds may lend portfolio securities, provided that: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) a Fund may call the loan at any time and receive the securities loaned; (3) a Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned by a Fund will not at any time exceed 33% of the total assets of that Fund.

Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, the Fund will only enter into portfolio loans after a review by Matthews, under the supervision of the Board of Trustees, including a review of the creditworthiness of the borrower. Such reviews will be monitored on an ongoing basis.

For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will receive proceeds from the investment of the collateral. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by Matthews to be creditworthy, and when, in the judgment of Matthews, the income which can be earned currently from such loans justifies the attendant risk. Additionally, for the duration of the loan, a Fund will not have the right to vote on securities while they are being lent, but will generally call a loan in anticipation of any important vote, as determined by Matthews.

Such loans of securities are collateralized with collateral assets in an amount at least equal to the current value of the loaned securities, plus accrued interest. There is a risk of delay in receiving collateral or recovering the securities loaned or even a loss of rights in the collateral should the borrower fail financially.

2. Repurchase Agreements

The Funds may enter into repurchase agreements to earn income. The Funds may also enter into repurchase agreements with financial institutions that are deemed to be creditworthy by Matthews, pursuant to guidelines established by the Board of Trustees. The repurchase price under the agreements equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Repurchase agreements may be considered to be collateralized loans by the Funds under the 1940 Act.

Any collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its right to realize upon the security and, in addition, may incur a loss if the value of the security should decline, as well as disposition costs in liquidating the security. A Fund will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days. The Funds must treat each counterparty to a repurchase agreement as an issuer of a security for tax diversification purposes and not treat the agreement as cash, a cash equivalent or receivable.

The financial institutions with which the Matthews Asia Funds may enter into repurchase agreements are banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers and banks, if such banks and non-bank dealers are deemed creditworthy by Matthews. Matthews will continue to monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price. Funds will only enter into a repurchase agreement where the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement.

The Funds may invest in repurchase agreements with foreign parties, or in a repurchase agreement based on securities denominated in foreign currencies. Legal structures in foreign countries, including bankruptcy laws, may offer less protection to investors such as the Funds, and foreign repurchase agreements generally involve greater risks than a repurchase agreement in the United States.

3. Reverse Repurchase Agreements

A Fund may enter into reverse repurchase agreements to raise cash on a short-term basis. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to its agreement to repurchase the securities at an agreed upon price, date and rate of interest. The repurchase price under the agreements equals the price paid by a counterparty plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price of the securities a Fund is obligated to repurchase.

4. Securities of Other Investment Companies

Under Section 12(d)(1) of the 1940 Act, a Fund may not (i) own more than 3% of the outstanding voting stock of an investment company, (ii) invest more than 5% of its total assets in any one investment company, or (iii) invest more than 10% of its total assets in the securities of investment companies. Such investments may include open-end investment companies, closed-end investment companies, exchange-traded funds (“ETFs”), business development companies (“BDCs”), real estate investment trusts (“REITs”) and unit investment trusts (“UITs”). Registered investment companies are permitted to invest in other investment companies beyond the limits set forth in Section 12(d)(1) in rules adopted under the 1940 Act, subject to certain conditions. However, the Funds may rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1), if the Fund satisfies certain conditions specified in the rule, including, among other conditions, that a Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company). A Fund may also invest in an investment company in excess of the limits of Section 12(d)(1) in “cash sweep” arrangements in which a Fund invests all or a portion of its available cash in a money market fund. As a shareholder of another investment company, a Fund would bear along with other shareholders, its pro rata portion of the investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Funds bear directly in connection with their own operations.

Conversely, Rule 12d1-4 also permits other registered investment companies to invest in the Funds in excess of the limits set forth in Section 12(d) (1) subject to certain conditions, including that such registered investment companies enter into an agreement with the Trust unless they are part of the same group of investment companies as the Funds.

A Fund may invest in an affiliated or unaffiliated ETF in reliance on Rule 12d1-4 for purposes of more efficiently or quickly equitizing cash compared to purchasing underlying portfolio securities and for other reasons. There may exist certain potential conflicts of interest for Matthews in connection with the Funds investing in its affiliated ETFs, however Matthews has aimed to mitigate such potential conflicts with the adoption of certain policies and procedures, including the waiver of the management fee attributable to any investment by a Fund in its affiliated ETFs.

In addition, under the rule, if shares of a Fund are acquired by another investment company, the “acquired” Fund may not purchase or otherwise acquire the securities of an investment company or private fund if immediately after such purchase or acquisition, the securities of investment companies and private funds owned by that acquired Fund have an aggregate value in excess of 10% of the value of the total assets of the Fund, subject to certain exceptions. This restriction may limit a Fund’s ability to invest in other investment companies to the extent desired.

5. Illiquid Investments

Illiquid investments are investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted new rule 22e-4 under the 1940 Act (the “Liquidity Rule”), which, among other things, requires that all registered open-end management investment companies, including the Funds, establish a written liquidity risk management program (a “Liquidity Program”). Under a fund’s Liquidity Program, a fund must assess, manage and periodically review the fund’s liquidity risk, classify the liquidity of each of the fund’s portfolio investments, determine a highly liquid investment minimum, limit illiquid investments to 15% of fund investments, and establish policies and procedures regarding how and when a fund will engage in redemptions in-kind. Consistent with the Liquidity Rule, the Board of Trustees has reviewed and approved the written Liquidity Program for the Funds and has designated Matthews to administer the Funds’ Liquidity Program. On an ongoing basis, the Board will review annual reports from Matthews, as the program administrator of the Funds’ Liquidity Program, on operations of the Funds’ Liquidity Program, its adequacy and effectiveness of implementation, and any material changes made to the Funds’ Liquidity Program. Under certain circumstances such as when there is a shortfall in a Fund’s highly liquid investments below its established highly liquid investment minimum or when a Fund’s illiquid investment holdings exceed 15% of its net assets, certain remedial actions must be taken, which may include Board notification or review.

Under the Liquidity Rule, each Fund may invest no more than 15% of its net assets in illiquid investments. A Fund may not be able to readily sell such investments. Such investments are unlike securities that are traded in the open market and that can be expected to be sold immediately. The sale price of a security that is not readily marketable may be lower or higher than a Fund’s most recent estimate of its fair value. Generally, less public information is available with respect to the issuers of illiquid investments than with respect to companies whose securities are traded on an exchange. Securities that are not readily marketable are more likely to be issued by a start-up, small or family business and therefore subject to greater economic, business and market risks than the listed securities of more well established companies.

6. Rule 144A Securities (Restricted Securities)

Securities which are not registered with the SEC pursuant to Rule 144A of the U.S. Securities Act of 1933, as amended (the “1933 Act”), are only traded among institutional investors. These securities are sometimes called “Restricted Securities” because they are restricted from being sold to the general public because they are not registered with the SEC.

Some of these securities may also be illiquid because they cannot be reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing their market value. The 15% limit on illiquid securities discussed previously does not include any restricted securities that have been determined to be liquid under the Funds’ Liquidity Program.

7. Convertible Securities

Each Fund may purchase convertible securities. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. In addition, the owner of convertible securities often receives interest or dividends until the security is converted. The provisions of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder’s claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, may sell at some premium over its conversion value. At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

8. Forward Commitments, When-Issued Securities and Delayed-Delivery Transactions

The Funds may purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis or purchase securities on a delayed-delivery basis. The Funds will normally realize a capital gain or loss in connection with these transactions. For purposes of determining the Funds’ average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Funds would generally purchase securities on a when-issued, delayed-delivery or a forward commitment basis with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if Matthews deems it appropriate to do so.

9. Short-Selling

In markets where it is permitted to do so, the Funds may make short sales. A short sale occurs when a Fund borrows stock (usually from a broker) and promises to give it back at some date in the future and then sells the borrowed shares. If the market price of that stock goes down, the Fund buys the stock at a lower price so that it can pay back the broker for the stock borrowed. The difference between the prices of the stock when borrowed, and when later purchased, is a profit. The profit is reduced by a fee paid to the broker for borrowing the stock.

A Fund may incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The amount of any loss will be increased by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 10% of the value of the Fund’s net assets.

10. Interest Rate Futures Contracts

The Funds may enter into contracts for the future delivery of fixed-income securities commonly referred to as “interest rate futures contracts.” These futures contracts will be used only as a hedge against anticipated interest rate changes. A Fund will not enter into an interest rate futures contract if immediately thereafter more than 5% of the liquidation value of that Fund’s total assets will be committed to margin for these contracts and other commodity futures, options and swap transactions. The principal risks related to the use of such instruments are: (1) the offsetting correlation between movements in the market price of the portfolio investments being hedged and in the price of the futures contract or option may be imperfect; (2) possible lack of a liquid secondary market for closing out futures or option positions; (3) the need for additional portfolio management skills and techniques; and (4) losses due to unanticipated market price movements.

11. Futures Transactions

The Funds may engage in futures transactions for the purchase or sale for future delivery of securities. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions or by making or receiving a cash payment. The Funds may invest in futures transactions for hedging purposes or to maintain liquidity. A Fund may not purchase or sell a futures contract, however, unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 10% or less of its total assets.

At maturity, a futures contract obligates the Funds to take or make delivery of certain securities or the cash value of a securities index. A Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

The Funds may invest in certain commodity interests and engage in futures transactions as described in this SAI or a Prospectus on U.S. or foreign exchanges or boards of trade. In the U.S., futures exchanges, and trading are regulated under the Commodity Exchange Act of 1936, as amended (the “CEA”), by the Commodity Futures Trading Commission (“CFTC”), a U.S. government agency. The Funds will use futures contracts and options on futures contracts in accordance with the applicable rules of the CFTC under which Matthews avoids being deemed a “commodity pool operator” and a “commodity trading adviser.” Because of these plans, Matthews has claimed the applicable exemption under CFTC rules and is not registered or regulated as a commodity pool operator.

The Funds may enter into such futures transactions to protect against the adverse effects of fluctuations in security prices, or interest rates, without actually buying or selling the securities underlying the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made.

With respect to options on futures contracts, when the Funds are temporarily not fully invested, they may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency which is deliverable upon exercise of the futures contract. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency which is deliverable upon exercise of the futures contract.

To the extent that market prices move in an unexpected direction, the Funds may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. Further, with respect to options on futures contracts, each Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and that have the same exercise price and expiration date. The ability to establish and close out positions on options is subject to the maintenance of a liquid secondary market, which cannot be assured.

The Funds may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, the Funds may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Funds intend to purchase. Similarly, if the market is expected to decline, the Funds might purchase put options or sell call options on futures contracts rather than sell futures contracts.

a.	Restrictions on the Use of Futures Contracts

Each Fund may enter into futures contracts provided that such obligations (calculated on a net rather than a gross or notional basis) represent no more than 20% of the Fund’s net assets. Under the CEA, each Fund may invest in futures contracts, options on future contracts and certain swap agreements (i) for bona fide hedging purposes within the meaning of regulations under the CEA, or (ii) for other than bona fide hedging purposes if (1) the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of a Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions) and that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded from such 5%; or (2) the aggregate notional value of all non-hedge futures contracts including such contract (taken at market value at the time of entering that contract) does not exceed the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions).

b.	Risk Factors of Futures Transactions

The primary risks associated with the use of futures contracts and options (commonly referred to as “derivatives”) are: (i) imperfect correlation between the change in market value of the securities held by the Funds and the price of futures contracts and options; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses, which are potentially unlimited, due to unanticipated market movements; and (iv) Matthews’ ability to predict correctly the direction of security prices, interest rates and other economic factors.

c.	Regulation of Futures Transactions and Other Derivatives

U.S. regulation of futures and other derivatives, including options and swaps (see “13. Options” and “14. Swaps” below), is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), signed into law in 2010, granted significant authority to the SEC and the Commodity Futures Trading Commission (“CFTC”) to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Funds.

The Funds are required to comply with Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) when they engage in transactions involving derivatives and similar financing transactions. The Derivatives Rule requires an investment company to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and implement a derivatives risk management program and testing requirements, and comply with requirements related to board and SEC reporting. These requirements apply unless a Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. Complying with the Derivatives Rule may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors. Other potentially adverse regulatory obligations can develop suddenly and without notice.

12. Foreign Currency Transactions

The Funds may engage in foreign currency transactions in connection with their investments in foreign securities. The Funds will conduct any foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large, commercial banks) and their customers. The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. A forward contract generally has no deposit requirement, and because forward currency contracts are usually entered into on a principal basis, no fees or commissions are charged at any stage for trades. However, dealers do realize a profit based on the difference between the prices at which they are buying and selling various currencies.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S. dollar cost or proceeds, as the case may be. By entering into a forward contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, a Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships. The Funds may also (but are not required to) hedge their foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

Each Fund may enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where Matthews believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Funds are denominated (“cross-hedge”). The precise matching of forward currency contracts amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Funds might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain. The Funds may also enter into forward contracts to sell foreign currency with respect to portfolio positions denominated or quoted in that currency.

When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

Each Fund may also (but is not required to) use options and futures on foreign currencies, in addition to forward currency contracts, to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. While hedging may limit the potential loss to a Fund from adverse currency movements, Matthews’ ability to anticipate changes in the price of foreign currencies is limited and any hedging may limit the potential gain from positive currency movements or otherwise result in losses. Such hedges do not protect against price movements in the securities that are attributable to other causes.

The value of hedging instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the inter-bank market might involve substantially larger amounts than those involved in the use of such hedging instruments, the Funds could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

The Funds might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Funds may hedge against price movements in that currency by entering into transactions using hedging instruments on other currencies, the values of which Matthews believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Funds might be required to accept or make delivery of the underlying foreign currency in accordance with U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay fees, taxes and charges associated with such delivery assessed in the issuing country.

13. Options

Each Fund may buy put and call options and write covered call and secured put options. Such options may relate to particular securities, stock indices or financial instruments and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options also may be used to take either a long or short position on a securities index or an exchange traded fund (an “ETF”) related to a securities index. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. In addition to the obligation to pay a premium, or the ability to receive a premium, for options transactions as described below, a Fund may also be required to deposit variation margin on an on-going basis depending on changes in the market value of the transaction.

a.	Writing Call Options

Each Fund may write covered call options from time to time on portions of its portfolio, without limit, as Matthews determines is appropriate in pursuing that Fund’s investment goals. The advantage to a Fund of writing covered calls is that the Fund receives a premium which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

The Funds will write call options only if they are “covered.” In the case of a call option on a security, Matthews considers the option to be “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount held in a segregated account by its custodian) upon conversion or exchange of other securities held by it.

For a call option on an index, Matthews considers the option to be covered if a Fund maintains with its custodian a diversified stock portfolio, or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written. Here the exercise price of the call held is (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written provided the difference is maintained by a Fund in liquid assets in a segregated account with its custodian.

A Fund’s obligation under a covered call option is terminated upon the expiration of the option or upon entering a closing purchase transaction. In a closing purchase transaction, a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Funds may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

b.	Writing Put Options

Each Fund may write put options. The Funds will write put options only if they are “secured” at all times by liquid assets maintained in a segregated account by the Funds’ custodian in an amount not less than the exercise price of the option at all times during the option period. Secured put options will generally be written in circumstances where Matthews wishes to purchase the underlying security for a Fund’s portfolio at a price lower than the current market price of the security. With regard to the writing of put options, a Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total net assets.

Following the writing of a put option, a Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. A Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

c.	Purchasing Call Options

Each Fund may purchase call options to the extent that premiums paid by that Fund do not aggregate more than 10% of its total assets. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with such transactions.

The Funds may, following the purchase of a call option, liquidate their position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The

Funds will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Funds will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Funds will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Funds would have to exercise their options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Funds may expire without any value to the Funds, in which event the Funds would realize a capital loss which will be short-term unless the option was held for more than one year.

d.	Purchasing Put Options

Each Fund may invest up to 10% of its total assets in the purchase of put options. Each Fund will, at all times during which it holds a put option, own the security covered by such option. The purchase of the put option on substantially identical securities held will constitute a short sale for tax purposes, the effect of which is to create a short-term capital gain on the sale of the security and to suspend running of its holding period (and treat it as commencing on the date of the closing of the short sale) or that of a security acquired to cover the same if at the time the put was acquired, the security had not been held for more than one year.

A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. Each Fund may purchase put options (i) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”); and (ii) for other reasons. A Fund may sell a put option that it had previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

The Funds may sell a put option purchased on individual portfolio securities. Additionally, the Funds may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

14. Real Estate Investment Trusts

Certain of the Funds may make debt or equity investments in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests (such as mortgages). The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. The yields available from equity investments in REITs depend on the amount of income and capital appreciation generated by the related properties. Investments in REITs are subject to the risks associated with real estate investments generally, including economic downturns that have an adverse effect on real estate markets. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. Like regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The affairs of REITs are managed by the REIT’s sponsor and, as such, the performance of the REIT is dependent on the management skills of the REIT’s sponsor. REITs are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are also subject to interest rate risks. If a Fund makes an equity investment in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund. REITs are subject to the risk of default by borrowers, self-liquidation, and the possibility that the REIT may fail to qualify for the exemption from tax for distributed income under the Code.

15. Risks Associated With Investing In China A Shares (not applicable to the Matthews Asia ex China Fund)

China A Share Market Risk

Investments in China and more specifically, investments in securities of the Chinese domestic securities market listed and traded on China’s domestic stock exchanges (including China A Shares) are currently subject to certain additional risks. Purchase and ownership of China A Shares is generally restricted to Chinese investors and may only be accessible to foreign investors under certain regulatory frameworks as described herein. China A Shares may only be bought from, or sold to, a Fund from time to time where the relevant China A Shares may be sold or purchased on the Shanghai Stock Exchange (“SSE”) or the Shenzhen Stock Exchange (“SZSE”), as appropriate. The existence of a liquid trading market for China A Shares may depend on whether there is supply of, and demand for, China A Shares. Investors should note that the SSE and SZSE on which China A Shares are traded (collectively, the “China A Shares Markets”) are undergoing development and the market capitalization of, and trading volumes on, those exchanges may be lower than those in more developed financial markets. Market volatility and settlement difficulties in the China A Shares Markets may result in significant fluctuation in the prices of the securities traded on such markets and thereby changes in the Net Asset Value of a Fund. The China A Shares Markets are considered volatile and unstable under certain circumstances (with the risk of suspension of a particular stock or government intervention).

China QFI Investment Risk

Part of the assets of certain Funds may be invested in China A Shares through the use of a Qualified Foreign Investor (“QFI”) license. Under the prevailing regulations in China, foreign investors can invest in China A Shares and other permissible investments pursuant to the applicable QFI rules and regulations (“QFI Eligible Securities”) through institutions that have obtained QFI Status in China. The Funds themselves are not QFIs, but may invest directly in QFI Eligible Securities via the QFI Status of an entity having QFI Status. Matthews has been granted QFI Status through which a Fund will be able to invest in QFI Eligible Securities.

A Fund’s ability to make the relevant investment to fully implement or pursue its investment objective or strategy is subject to the applicable laws, rules and regulations (including restrictions on investments and regulation of repatriation of principal and profits) in China, which are subject to change and such change may have potential retrospective effect.

There are rules and restrictions under current QFI regulations including rules on remittance of principal, investment restrictions, and repatriation of principal and profits. Due to Chinese legal requirements on repatriation of assets, it is possible that proceeds from sales of China A Shares cannot be immediately received by a Fund.

The QFI Status of Matthews could be revoked, in particular because of material violations of rules and regulations by Matthews. If Matthews loses its QFI Status, the Funds may not be able to invest directly in QFI Eligible Securities and may be required to dispose of their holdings, which would likely have a material adverse effect on the Funds.

As the QFI, Matthews is responsible for ensuring that all transactions and dealings by a Fund in China A Shares will comply with the Fund’s investment policies as well as the relevant laws and regulations applicable to Matthews as QFI. If any conflicts of interest arise, Matthews will seek to ensure that each Fund is managed in the best interests of the shareholders of that Fund.

In extreme circumstances, a Fund may incur significant loss if the approval of Matthews as QFI is revoked/ terminated or otherwise invalidated as the Fund may be prohibited from trading of relevant securities and repatriating of the Fund’s monies, or if any of the key operators or parties (including the QFI custodian/brokers) is bankrupt/in default and/or is disqualified from performing its obligations (including execution or settlement of any transaction or transfer of monies or securities).

Risks Associated with Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect

A Fund may invest and have direct access to certain eligible China A Shares via the Shanghai-Hong Kong Stock Connect and/or the Shenzhen- Hong Kong Stock Connect (each a “Stock Connect,” and together, the “Stock Connects”) upon approval by the relevant regulatory authority. The Shanghai-Hong Kong Stock Connect is a securities trading and clearing linked program developed by Hong Kong Exchanges and Clearing Limited (“HKEx”), SSE and China Securities Depository and Clearing Corporation Limited (“ChinaClear”). The Shenzhen-Hong Kong Stock Connect is a securities trading and clearing linked program developed by HKEx, SZSE and ChinaClear. The aim of each Stock Connect is to achieve mutual stock market access between mainland China and Hong Kong.

Under both Stock Connects, overseas investors (including the Funds) may be allowed, subject to rules and regulations issued and amended from time to time, to trade certain China A Shares listed on either the SSE or SZSE through the relevant “Northbound Trading Link.” At this time, the China A Shares available via the Northbound Trading Link of Stock Connects include (i) all the eligible constituent stocks from time to time of the SSE A Share Index and the SZSE Composite Index that fulfill all of the relevant criteria, (ii) all the SSE-listed or SZSE-listed China A Shares that have corresponding H Shares listed on the Stock Exchange of Hong Kong Limited. SSE-listed or SZSE-listed China A Shares which are (i) not traded in RMB or (ii) under risk alert or delisting arrangement will be excluded under the Stock Connects.

Hong Kong and overseas investors (including the Funds) may only trade and settle SSE securities and SZSE securities in RMB.

There are significant risks inherent in investing in China A Shares through the Stock Connects. Specifically, trading can be affected by a number of issues. The Stock Connects can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. If one or both markets are closed on a U.S. trading day, a Fund may not be able to dispose of its shares in a timely manner, which could adversely affect the Fund’s performance. Trading through the Stock Connects may require pre-delivery or pre-validation of cash or securities to or by a broker. If the cash or securities are not in the broker’s possession before the market opens on the day of selling, the sell order will be rejected. This requirement may limit a Fund’s ability to dispose of its China A Shares purchased through a Stock Connect in a timely manner.

Each Stock Connect is also subject to daily quota limitations on purchases into the PRC. Once the daily quota is reached, orders to purchase additional China A Shares through the Stock Connect will be rejected. In addition, a Fund’s purchase of China A Shares through a Stock Connect may only be subsequently sold through the Stock Connect and is not otherwise transferable. The Stock Connects use an omnibus clearing structure, and a Fund’s shares will be registered in its custodian’s name on the Hong Kong Central Clearing and Settlement System. This may limit Matthews’ ability to effectively manage a Fund’s holdings, including the potential enforcement of equity owner rights.

Further information about the Stock Connects is available online at the website: https://www.hkex.com.hk/ mutual-market/stock-connect.

a.	Quota Limitations Risk

Each of the Stock Connects is subject to a daily quota. If the daily quota is exceeded, further buy orders will be rejected. The daily quota is not particular to either the Funds or Matthews; instead, it applies to all market participants generally. Thus, Matthews will not be able to control the use or availability of the quota. If Matthews is unable to purchase additional Stock Connect securities, it may affect Matthews’ ability to implement the Funds’ respective investment strategies.

b.	Suspension Risk

The SEHK, SZSE and SSE reserve the right to suspend trading if necessary for ensuring an orderly and fair market and managing risks prudently which could adversely affect the relevant Funds’ ability to access the mainland China market.

c.	Differences in Trading Day

The Stock Connects only operate on days when both the mainland China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. It is possible that there are occasions when it is a normal trading day for the mainland China market but Hong Kong and overseas investors (such as the Funds) cannot carry out any China A Shares trading because it is not a day when the Hong Kong market is open for trading. The Funds may be subject to the risk of price fluctuations in China A Shares during the time when the Stock Connects are not trading as a result.

d.	Clearing and Settlement and Custody Risks

The Hong Kong Securities Clearing Company Limited, a wholly-owned subsidiary of HKEx (“HKSCC”) and ChinaClear establish the clearing links and each is a participant of the other to facilitate clearing and settlement of cross-boundary trades. As the national central counterparty of China’s securities market, ChinaClear operates a comprehensive network of clearing, settlement and stock holding infrastructure. ChinaClear has established a risk management framework and measures that are approved and supervised by the China Securities Regulatory Commission (“CSRC”). The chances of a default by ChinaClear are considered to be remote. Should the remote event of a ChinaClear default occur and ChinaClear be declared as a defaulter, HKSCC will in good faith, seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or through ChinaClear’s liquidation. In that event, the relevant Fund(s) may suffer delay in the recovery process or may not be able to fully recover its losses from ChinaClear.

The China A Shares traded through the Stock Connects are issued without stock certificates in scripless form, so investors such as the Funds will not hold any physical China A Shares. Hong Kong and overseas investors, such as a Fund, who have acquired SSE Securities and/or SZSE Securities through the Stock Connects, should maintain the SSE Securities and/or SZSE Securities with their brokers’ or custodians’ stock accounts with the Central Clearing and Settlement System operated by HKSCC for the clearing securities listed or traded on SEHK.

e.	Operational Risk

The Stock Connects are premised on the functioning of the operational systems of the relevant market participants. Market participants are able to participate in this program subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house.

It should be appreciated that the securities regimes and legal systems of the two markets differ significantly and market participants may need to address issues arising from the differences on an ongoing basis.

There is no assurance that the systems of the SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems failed to function properly, trading in both markets through the program could be disrupted. A Fund’s ability to access the China A Shares Market (and hence to pursue its investment strategy) will be adversely affected.

f.	Recalling Risk and Trading Restrictions

A stock may be recalled from the scope of eligible SSE Securities or SZSE Securities for trading via the Stock Connects for various reasons, and in such event the stock can only be sold but is restricted from being bought. Matthews’ ability to implement a Fund’s investment strategies may be adversely affected.

g.	Nominee Arrangements in Holding China A Shares

HKSCC is the “nominee holder” of the securities acquired by overseas investors (including the relevant Funds) through the Stock Connects. The CSRC Stock Connect rules expressly provided that investors enjoy the rights and benefits of the securities acquired through the Stock Connects in accordance with applicable laws. However, how a beneficial owner of the relevant securities exercises and enforces its rights over such securities in the courts in China is yet to be tested. Even if the concept of beneficial ownership is recognized under Chinese law those securities may form part of the pool of assets of such nominee holder available for distribution to creditors of such nominee holder and/or that a beneficial owner may have no rights whatsoever in respect thereof. Consequently, a Fund and the Depositary cannot ensure that the Funds’ ownership of these securities or title thereto is assured in all circumstances. Under the rules of the Central Clearing and Settlement System operated by HKSCC for the clearing of securities listed or traded on SEHK, HKSCC as nominee holder shall have no obligation to take any legal action or court proceeding to enforce any rights on behalf of the investors in respect of the SSE securities and/or SZSE securities in China or elsewhere. Therefore, although the relevant Funds’ ownership may be ultimately recognized, that Fund may suffer difficulties or delays in enforcing its rights in China.

To the extent that HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, the Depositary and the Fund will have no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the Fund suffers losses resulting from the performance or insolvency of HKSCC.

h.	Investor Compensation

Since one or more Funds carry out Northbound trading through securities brokers in Hong Kong but not securities brokers in mainland China, investors are not protected by the China Securities Investor Protection Fund in China. However, investments of a Fund through Northbound trading under the Stock Connects will be covered by Hong Kong’s Investor Compensation Fund. Hong Kong’s Investor Compensation Fund is established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong.

i.	Trading Costs

In addition to paying trading fees and stamp duties in connection with trading China A Shares, a Fund may be subject to other fees and taxes arising from stock transfers which are determined by the relevant authorities.

j.	Regulatory Risk

Stock Connects are subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in mainland China and Hong Kong. Further, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement in connection with cross-border trades under the Stock Connects.

The relevant rules and regulations are untested so far and there is no certainty as to how they will be applied. Moreover, the rules and regulations are subject to change which may have potential retrospective effect. There can be no assurance that the Stock Connects will not be abolished. The relevant Funds that may invest in mainland China markets through the Stock Connects may be adversely affected as a result of such changes.

k.	Risks Associated with the Small and Medium Enterprise Board and/or ChiNext Market

Via Shenzhen-Hong Kong Stock Connect, the Funds may access securities listed on the Small and Medium Enterprise (“SME”) board and the ChiNext market of the SZSE. Listed companies on the SME board and/or the ChiNext market are usually of an emerging nature with smaller operating scale. They are subject to higher fluctuation in stock prices and liquidity and have higher risks and turnover ratios than companies listed on the main board of the SZSE. Securities listed on the SME board and/or ChiNext may be overvalued and such exceptionally high valuation may not be sustainable. Stock price may be more susceptible to manipulation due to fewer circulating shares. It may be more common and faster for companies listed on the SME board and/or ChiNext to delist. This may have an adverse impact on the Funds if the companies that they invest in are delisted.

Also, the rules and regulations regarding companies listed on ChiNext market are less stringent in terms of profitability and share capital than those on the main board and SME board. Investments in the SME board and/ or ChiNext market may result in significant losses for the Funds and their investors.

16.	Responsible Investing (a principal investment strategy for the Matthews Emerging Markets Sustainable Future Fund)

In addition to traditional financial data, the Matthews Emerging Markets Sustainable Future Fund takes into consideration its ESG standards that help identify companies that Matthews believes contribute (or have to potential to contribute) to a sustainable future by addressing global environmental and social challenges.

There are no universally agreed upon objective standards for assessing ESG standards for companies. Rather, the Fund’s standards tend to have many subjective characteristics, can be difficult to analyze, and frequently involve a balancing of a company’s business plans, objectives, actual conduct and other factors. The Fund’s ESG standards can vary over different periods, can evolve over time and tend to be stated broadly and applied flexibly. They may also be difficult to apply consistently across regions, countries, industries or sectors. In some cases, Matthews will consider an investment to be eligible for the Fund where a company has expressed a goal or objective and has started to take actions that, if successful, would satisfy the Fund’s ESG standards in the judgment of Matthews. In addition, investors and others may disagree as to whether a certain company satisfies the Fund’s ESG standards given the absence of generally accepted criteria.

The Matthews Emerging Markets Sustainable Future Fund’s ESG standards will be used to help identify companies that are contributing (or have the potential to contribute) to positive outcomes in environmental, social and governance focus areas including, for example, climate change mitigation and adaptation, clean environment (such as pollution alleviation), sustainable production and consumption (such as energy efficiency), health and well-being (such as food security), human capital developments (such as training and equality), sustainable and inclusive development, or corporate governance practices that demonstrate a strong commitment to the integration of the Fund’s ESG standards. Matthews will also employ a negative screening process using data and ratings from various third-party data providers and Matthews’ own internal analysis to exclude, in the ultimate determination of Matthews, companies that Matthews believes do not meet the Fund’s ESG standards. Matthews will use any one or more of the Fund’s following key ESG standards to evaluate potential investments: whether the issuer has adopted and followed (i) sustainable environmental practices, responsible resource management and energy efficiency practices, (ii) policies related to social responsibility, employee welfare, diversity and inclusion, or (iii) sound governance practices that align interests of shareholders and management and demonstrate a commitment to the integration of sustainability or ESG considerations.

Businesses that meet one or more of the Matthews Emerging Markets Sustainable Future Fund’s ESG standards are generally businesses that currently engage in practices or have business goals or objectives that, in the judgment of Matthews, if continued to be followed or if successfully implemented would make human or business activity less destructive to the environment, or become businesses that promote positive social and economic developments. Matthews believes that such companies can have cost advantages, quality improvements and improved profitability as a result of their sustainable business practices. Such companies may also gain increased consumer and employee loyalty as a result of growing preferences for environmentally and socially sustainable practices and may be less likely to be involved in lawsuits or governmental actions for regulatory violations. There can be no guarantee that a company that Matthews believes meets one or more of the Matthews Emerging Markets Sustainable Future Fund’s ESG standards will actually conduct its affairs in a manner that is less destructive to the environment, or that promotes positive social and economic developments. Matthews uses various sources of information, including but not limited to non-governmental organizations (NGOs), primary research, and third-party data sources such as negative news monitoring services and ESG data and research providers, in analyzing whether a company satisfies the Fund’s ESG standards. However, Matthews ultimately determines, based on its own analysis, whether a company satisfies those standards and is eligible for investment by the Fund.

Matthews uses strategic engagement and shareholder advocacy to encourage positive changes in sustainability and ESG matters at its portfolio companies. For example, Matthews may engage in active dialogues with company management regarding sustainability matters. Matthews will encourage better sustainability and ESG disclosures, through such active dialogues, shareholder proposals or other means. Matthews will also be able to express its views on ESG issues through proxy voting, which will be voted according to these ESG standards, at shareholder meetings of its portfolio companies.

The following is a list of third-party data providers Matthews uses for its negative screening process:

Data Provider	Description

ISS ESG	Assesses companies’ adherence to international norms on human rights, labor standards, environmental protection and anti-corruption set out in the UN Global Compact and OECD Guidelines.

MSCI ESG Research	MSCI ESG’s Business Involvement data feed product provides research on publicly traded companies that manufacture cluster munitions, including components and the delivery platforms for these weapons.

Sustainalytics	Sustainalytics’ Product Involvement research helps identify companies involved in a range of products, services and business activities for screening purposes. Each activity is accompanied with a concise summary of the way the company is involved in the relevant product or activity.

17.	STAR Market and Its Associated Risks (not applicable to the Matthews Asia ex China Fund)

The Funds may invest in the stocks listed on the Science and Technology Innovation Board on the Shanghai Stock Exchange (“STAR Market”), by either participating in initial public offerings (“IPOs”) of companies to be listed on the STAR Market, or purchasing stocks that have been listed on the STAR Market. Funds that invest in the STAR Market may be exposed to the risk factors described under “Risks Associated with China.” In addition, the Funds may be exposed to the risk factors further described below.

•

Liquidity Risk: The STAR Market has strict investor eligibility requirements, and institutional and individual investors must meet such conditions to be allowed to invest in listed stocks on the STAR Market. As a result, the STAR Market may have limited liquidity relative to other stock markets.

•

De-listing Risk: The STAR Market’s registration-based IPO system is likely to lead to more regular de-listing, while temporary listing suspension, listing resumption and re-listing systems have not been set under the STAR Market. As a result, companies listed on the STAR Market may have greater exposure to de-listing risk.

•

Market Risk: Most companies listed on the STAR Market specialize in information technology, new materials, new energy, and biomedicine. These types of companies tend to be startups with uncertain earnings, cash flow and valuation prospects. Therefore, the stocks listed on the STAR Market may have greater exposure to market risks, which may lead to greater price fluctuations.

•

Correlation Risk: Many of the companies listed on the STAR Market are expected to be innovative technology enterprises that have gained a relatively high level of market recognition. Such companies tend to have similar operating and profit models. Therefore, there could be a relatively high degree of correlation among many stocks listed on the STAR Market. A market downturn may lead to significant systematic correlation risk, which is a risk that the price fluctuation of a security may occur in conjunction with price fluctuations of all correlated securities.

•

Pricing Risk: Institutional investors are expected to play a dominant role in quotation, pricing and placement activities of the STAR Market. Furthermore, given the typical characteristics of companies listed on the STAR Market, such as a high degree of technological innovation combined with uncertain performance prospects, only a limited number of comparable companies will be available in the marketplace. These conditions may lead to pricing difficulties, and after listing, the listed stocks on the STAR Market may face the risk of immediate and significant price fluctuations.

•

Government Policy Risk: The Chinese government may change its policies with respect to its support of the Chinese technological industry. If such policy change were to take place, it might have a major impact on companies listed on the STAR Market. In addition, changes in the global economic situation may also have policy-level implications for the Chinese government, which could impact the prices of stocks listed on the STAR Market.

18.

Large Shareholder Risk. The Matthews Asia ex China Fund will have one or more shareholders affiliated with each other and who will own a significant percentage of the Fund’s outstanding shares. In addition to the risks disclosed in the prospectus for that Fund, there may be additional tax risks resulting from that ownership, including the inability for the Fund to mitigate or avoid adverse tax consequences from a large redemption.

Funds’ Policies

The policies set forth below are fundamental and may not be changed as to a Fund without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund. A majority of the outstanding voting securities of a Fund means the lesser of (a) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of a Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Funds and apply only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time an investment is made, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund’s total assets will not be considered a violation.

Except as otherwise set forth herein and in the Prospectus, each Fund may not:

1.	Issue senior securities;

2.

Borrow money, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund at the time of its borrowing. All borrowing will be done from a bank and asset coverage of at least 300% is required. A Fund will not purchase securities when borrowings exceed 5% of the Fund’s total net assets;

3.	Act as an underwriter of securities, except that, in connection with the disposition of a security, a Fund may be deemed to be an “underwriter” as that term is defined in the 1933 Act;

4.

Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of a Fund’s investments in such industry would exceed 25% of the value of the total assets of the Fund. This policy does not apply to Matthews Asia Innovators Fund, which concentrates its investments in the science and technology industries, and does not apply to the Matthews Asia ex China Fund, which concentrates its investments in the group of information technology industries;

5.

Purchase or sell real estate, real estate limited partnership interests, interests in oil, gas and/or mineral exploration or development programs or leases. This restriction shall not prevent the Funds from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate;

6.

Make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with a Fund’s investment objectives and policies, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers;

7.	Change its diversification status under the 1940 Act;

8.

Purchase or sell commodities or commodity contracts, except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies, or on indexes of such securities or currencies, or any other financial instruments, and may purchase or sell options on such futures contracts;

9.	Make investments in securities for the purpose of exercising control;

10.

Purchase the securities of any one issuer if, immediately after such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer. This policy does not apply to the Matthews Emerging Markets Small Companies, Matthews China Innovators, Matthews Emerging Markets Equity or Matthews Asia ex China Funds; or

11.

Invest more than 5% of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies. This policy does not apply to the Matthews Asia Dividend, Matthews India, Matthews Emerging Markets Small Companies, Matthews China Innovators, Matthews Emerging Markets Equity or Matthews Asia ex China Funds.

With respect to policy number 2 related to the restriction on purchasing securities when borrowings exceed 5% of a Fund’s total net assets, the Trust excludes from the amount of a Fund’s outstanding borrowings the amount of proceeds that are expected to be received from the settlement of securities transactions that are in process and that are intended or designated for repayment of outstanding borrowings.

For purposes of policy number 4 above, the meaning of science and technology industries is provided in the Prospectus for the Matthews Asia Innovators Fund and the meaning of the group of information technology industries is provided in the Prospectus for the Matthews Asia ex China Fund. Also for purposes of policy number 4, Matthews will, on behalf of each Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Funds invest. As a general matter, an “industry” is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other industries. The definition of what constitutes a particular “industry” is therefore an evolving one, particularly for issuers in industries or sectors within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the internet (including issuers of securities in which a Fund may invest) were initially classified as internet companies, but over time have evolved into the economic risk profiles of retail companies. Each Fund may also rely on third-party classification codes such as those provided by the U.S. Government (known as “SIC”), MSCI or GICS, Bloomberg, and FactSet.

Policy number 10 above shall be applied in a manner consistent with Section 5(b) of the 1940 Act, which excludes from that 10% limitation cash, Government securities and securities of other investment companies.

Diversified or Non-Diversified Status

Each Fund, other than the Matthews Asia Innovators Fund, Matthews Asia ex China Fund and Matthews China Innovators Fund, is a “diversified” fund for purposes of Section 5(b)(1) of the 1940 Act. For a diversified fund, at least 75% of the value of the fund’s total assets will be comprised of (i) cash and cash items, (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (iii) securities of other investment companies, and (iv) other securities, provided that no more than 5% of the value of the fund’s total assets are invested in the securities of a single issuer and the fund does not own more than 10% of the outstanding voting securities of a single issuer. The remaining 25% of the value of the fund’s total assets may be invested in a single issuer, or in multiple issuers, not subject to the above limitations.

As “non -diversified” funds, the Matthews Asia Innovators Fund, Matthews Asia ex China Fund and Matthews China Innovators Fund are not subject to the diversification requirements of Section 5(b)(1). These Funds, however, remain subject to a diversification requirement under applicable tax laws that is less strict than under the 1940 Act. Because a relatively higher percentage of a non-diversified fund’s assets may be invested in the securities of a limited number of issuers, these Funds may be more susceptible to any single economic, political or regulatory event than a diversified fund.

Temporary Defensive Position

To the extent practicable and in light of economic and market conditions and a Fund’s cash needs, Matthews intends to be fully invested in the markets appropriate to each Fund’s investment objectives. When, in the opinion of Matthews, a temporary defensive position is warranted, the Funds are permitted to hold cash or invest temporarily and without limitation in U.S. government securities or money market instruments backed by U.S. government securities. The Funds’ investment objectives may not be achieved at such times when a temporary defensive position is taken.

Portfolio Turnover

Matthews buys and sells securities for the Funds whenever it believes it is appropriate to do so. The rate of portfolio turnover will not be a limiting factor in making portfolio decisions. It is currently estimated that under normal circumstances the annual portfolio turnover rate for certain Funds will not exceed 100%. High portfolio turnover rates will generally result in higher transaction costs to a Fund and also may result in a higher level of taxable gain for a shareholder. Portfolio turnover for the most recent fiscal periods of the Funds are set forth in the “FINANCIAL HIGHLIGHTS” tables in the Prospectus. Portfolio turnover rates may vary greatly from year to year as well as within a particular year.

The following Funds experienced significant variations in their portfolio turnover rates over the most recent two fiscal years: Matthews Emerging Markets Equity Fund; Matthews Pacific Tiger Fund; Matthews Asia Growth Fund; and Matthews Asia Innovators Fund. For the fiscal year ended December 31, 2025, the portfolio turnover rate for the Matthews Emerging Markets Equity Fund decreased to 90% as compared to 215% for the fiscal year ended December 31, 2024. This decrease in rates was due principally to higher turnover in 2024 due to asset allocation and country changes and lower turnover in 2025 due to more normalized levels of trading activity. For the fiscal year ended December 31, 2025, the portfolio turnover rate for the Matthews Pacific Tiger Fund decreased to 87% as compared to 387% for the fiscal year ended December 31, 2024. This decrease in rates was due principally to Fund restructuring in 2024 as a result of a change in portfolio management team. For the fiscal year ended December 31, 2025, the portfolio turnover rate for the Matthews Asia Growth Fund decreased to 95% as compared to 184% for the fiscal year ended December 31, 2024. This decrease in rates reflected efforts to reduce turnover and longer holding periods for certain investments. For the fiscal year ended December 31, 2025, the portfolio turnover rate for the Matthews Asia Innovators Fund decreased to 98% as compared to 258% for the fiscal year ended December 31, 2024. This decrease in rates was due principally to a more stable market environment in 2025 which reduced the need for portfolio repositioning as compared to 2024.

Disclosure of Portfolio Holdings

In accordance with the Funds’ policies and procedures (the “Policies”), the Funds’ transfer agent, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), is responsible for dissemination of information about the Funds’ portfolio holdings. The Funds, together with the Transfer Agent, Matthews, and other service providers and (the “Service Providers”), may disclose information concerning securities held in the Funds’ portfolios under the following circumstances:

(i)	The Funds will publish shareholders’ portfolio holdings in the Funds’ annual and semi-annual financial statements, which are posted on the Funds’ website.

(ii)	The Funds may release top ten holdings on a monthly basis via the Funds’ website and/or written communication generally within 10 days of month end.

(iii)

The Funds may release on the Funds’ public website complete portfolio holdings information as of the end of each month (on a one-month delay) on the last business day of the following month. For this purpose, a “business day” means any day the New York Stock Exchange is open for trading.

(iv)	BNY Mellon may send portfolio holdings to nationally recognized rating agencies via electronic transmission on a monthly or other periodic basis as requested.

(v)

The Funds and the Service Providers may disclose the Funds’ portfolio security holdings in advance of general release and without delay to parties with which the Funds have ongoing arrangements to make this information available. Those parties receive such disclosure in connection with their day-to-day operations and management of the Funds and include the Funds’ custodian, accountants, and other service providers that support the operations and management of the Funds. The Funds also may disclose their portfolio security holdings to third parties in connection with their on-going efforts to analyze their trading activity, and in connection with their periodic reviews of the performance of existing fund agents and advisors or the retention of new agents and advisors. Neither the Funds nor Matthews receive any compensation or other consideration in connection with any of these disclosure arrangements.

(vi)

The Funds may disclose the Fund’s portfolio holdings on a confidential basis to other selected third parties only with the prior consent of a member of Matthews’ Compliance Department who is Director level or above (“Compliance”) and when the Funds have a legitimate business purpose for doing so. Examples of legitimate business purposes in which selective disclosure of the Funds’ portfolio securities may be appropriate include disclosure for due diligence purposes to an investment advisor that is in merger or acquisition talks with Matthews; disclosure to a newly hired investment advisor or sub-advisor prior to them commencing their duties; and disclosure to a rating or ranking organization. In accordance with the Policies, third parties are required to keep confidential any non-public portfolio holdings information disclosed to them in accordance with the terms and conditions in non-disclosure agreements and/or confidential agreements and are prohibited from trading on such information in violation of the federal securities laws, and no compensation may be received by the Funds, a Service Provider or any affiliate in connection with disclosure of such information. Such selected disclosure of portfolio holdings will be reported to the Board of Trustees at its next regular meeting, and such report should state the business purpose of the disclosure.

(vii)

As required by the federal securities laws, including the 1940 Act, the Funds will disclose their portfolio holdings in their applicable regulatory filings, including shareholder reports, Form N-PORT, Form N-CSR or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

(viii)

The month-end total net assets of each Fund may be made available on or after the fifth business day following the end of each calendar month by releasing the information via the Funds’ website. Such information may also be released to other third parties, e.g. Morningstar, a day after the information is released on the Funds’ website.

Certain separate client accounts and other pooled investment vehicles (such as those organized in foreign jurisdictions) managed by Matthews or its affiliates (such separate client accounts and other pooled investment vehicles collectively, “Other Matthews Accounts”) may have investment objectives and strategies that are substantially similar to those of the Funds, and holdings of Other Matthews Accounts, which may be similar or identical to a Fund’s holdings, may be disclosed to clients of Other Matthews Accounts or others before the disclosure of the Fund’s holdings in accordance with the Policies. As a result, it is possible that those clients or others may use such information for their own benefit, which could negatively impact the Fund’s execution of purchase and sale transactions for portfolio investments.

The Policies are designed to provide useful information concerning the Funds to existing and prospective Fund shareholders while at the same time inhibiting the improper use of non-public portfolio holdings information in trading Fund shares and/or portfolio securities held by the Funds. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of “market timing” models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in inappropriate ways beyond the control of the Funds.

Management of the Funds

Board Leadership Structure and Risk Oversight.

The operations of the Funds are under the direction of the Board of Trustees. The Board establishes the Funds’ policies and oversees and reviews the management of the Funds. The Board meets regularly (i.e., at least quarterly) to review the investment performance of the Funds and other financial and operational matters, including policies and procedures with respect to compliance with regulatory and other requirements, as well as to review the activities of the Trust’s officers, who are responsible for the day-to-day operations of the Funds. The Board met 5 times during the fiscal year ended December 31, 2025.

The Board consists of six Trustees, five of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) and one who is an “interested person” of the Trust (the “Interested Trustee”). An Independent Trustee serves as Chair of the Board. In addition, both of the standing committees of the Board, to which the Board has delegated certain authority and supervisory responsibilities, are comprised exclusively of Independent Trustees. Those committees are the Audit Committee and the Governance Committee, whose responsibilities and activities are described below. As part of each regular Board meeting, the Independent Trustees meet separately from Matthews with their independent legal counsel. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.

The Funds have retained Matthews as the Funds’ investment adviser. Subject to the objectives and policies as the Board may determine, Matthews furnishes a continuing investment program for the Funds, makes investment decisions on their behalf, manages risks that arise from the Funds’ investments and operations, and provides administrative services to each Fund, all pursuant and subject to its investment advisory agreement, dated July 7, 2026, with the Trust, on behalf of the Funds (as amended from time to time, the “Advisory Agreement”). Employees of Matthews serve as the Trust’s officers, including the Trust’s President, Treasurer, Secretary and Chief Compliance Office (“CCO”).

The Board oversees the services provided by Matthews, including certain risk management functions. Risk management is a broad concept that can cover many elements. The Board handles its review of different elements and types of risks in different ways. In the course of providing oversight, the Board and the Committees receive reports on the Funds’ activities, including regarding each Fund’s investment portfolio and the Funds’ financial accounting and reporting. The Board also meets periodically with the Trust’s CCO who reports on the compliance of the Funds with the federal securities laws and the Trust’s internal compliance policies and procedures. The CCO reports to the Board the CCO’s assessment of various compliance, legal and regulatory risks, as well as actions taken to address those risks where appropriate. The Audit Committee’s meetings with the Funds’ independent auditors also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with the Portfolio Managers of the Funds to receive reports regarding the management of the Funds, including certain investment and operational risks. Because the Board has delegated the day-to-day activities of the Funds to Matthews and other service providers, the risk management oversight provided by the Board can mitigate but not eliminate the identified risks. Not all risks that may affect a Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of a Fund or Matthews, its affiliates or other service providers.

Trustees and Officers.

The Trustees and executive officers of the Funds, their years of birth, principal occupations during the past five years and other directorships held are set forth below. The “Fund Complex” refers to the twenty-four series comprising the Trust. The address of each Trustee and executive officer of the Trust is Four Embarcadero Center, Suite 550, San Francisco, CA 94111.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Trusteeships/ Directorships (number of portfolios) Held by Trustee During Past 5 Years
	INDEPENDENT TRUSTEES
Gale K. Caruso Born 1957	Trustee and Chair of the Board	Trustee since 2015, Vice Chair (2021), and Chair of the Board since 2022	Formerly President and Chief Executive Officer (1999–2003), Zurich Kemper Life (life insurance and annuities); Chairman, President and Chief Executive Officer (1994–1999), Scudder Canada Investor Services, Ltd. (investment management); Managing Director (1986–1999), Scudder Kemper Investments, Inc. (investment management).	24	Trustee (since 2006), Pacific Select Funds (47 Portfolios); Member, Board of Governors (2022-2024), Investment Company Institute; Member, Governing Council (2016-2024), Independent Directors Council; Director (2005-2012), Make-A-Wish Foundation of Maine.

Neal Andrews Born 1966	Trustee	Since 2024	Managing Director (2006–2020), BlackRock Inc. (investment management), Chief Financial Officer, BlackRock Mutual Funds (2007– 2020) and BlackRock iShares (2019) (investment management).	24	Trustee (2023), Segall Bryant & Hamill Trust (13 Portfolios).

Christopher F. Lee Born 1967	Trustee	Since 2015	Consultant and Associate Professor (since 2017), Hong Kong University of Science and	24	Director (2017-2023), Hong Kong Securities and Investment Institute; Director (2015-

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Trusteeships/ Directorships (number of portfolios) Held by Trustee During Past 5 Years
	INDEPENDENT TRUSTEES
			Technology; Private Investor and Partner (since 2012), FAA Investments (financial holding company); Lecturer (part-time) (2013-2019), The Chinese University of Hong Kong.		2018), Star Magnolia Capital (Hong Kong); Director (2013-2018), Asian Master Funds (Australia) (1 Portfolio); Trustee (since 2024), Harvey Mudd College.

Rhoda Rossman Born 1958	Trustee	Since 2006	Governor Appointee (since 2019), California Catastrophe Response Council.	24

Jonathan F. Zeschin Born 1953	Trustee	Trustee since 2007 and Chair of the Board (2014-2021)	Partner, CEO and Founder (since 2009), Essential Investment Partners, LLC (investment advisory and wealth management).	24	Trustee (2019), Russell Investment Funds (9 Portfolios) and Russell Investment Company (32 Portfolios).

INTERESTED TRUSTEE

Mark W. Headley[3] Born 1959	Trustee and President	Since 2025	Executive Chair (since 2025), Matthews (investment management); Chair (since 2022)	24	Director (since 2017), Conservation Lands foundation (non-profit foundation).

[1]

Each Trustee’s term of office ends at the earlier of: (i) the last day of the calendar year in which his or her 75th birthday occurs, (ii) twenty (20) consecutive years after joining the Board or (iii) his/her death, resignation or removal in accordance with the Trust’s policies. With respect to (i) and (ii), for Trustees serving on the Board prior to January 1, 2024, the Governance Committee may determine, for good cause, that a Trustee’s term be extended for an additional finite period.

[2]	As of December 31, 2025, the “Fund Complex” consisted of the Trust’s twenty-four series.
[3]	Mr. Headley is an “interested person” or “Interested Trustee” by virtue of his employment relationship with Matthews.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

OFFICERS WHO ARE NOT TRUSTEES[1]

J. David Kast Born 1966	Vice President	Since 2018	Chief Compliance Officer and Anti-Money Laundering Officer (since 2018), Global Head of Risk and Compliance (since 2017), Matthews (investment management); Managing Director (2009-2017), Goldman Sachs (investment management).

Shai Malka Born 1973	Treasurer	Since 2005	Vice President of Fund Accounting and Operations (since 2010), Senior Manager of Fund Accounting and Operations (2004-2009), Matthews (investment management); Treasurer (2013-2017), Matthews A Share Selections Fund, LLC (registered investment company).

John P. McGowan Born 1964	Vice President and Secretary	Since 2005	Head of Fund Administration (since 2009), Chief Administrative Officer (2007–2008), Chief Operating Officer (2004–2007), Matthews (investment management); Director (since 2010), Matthews Asia Funds SICAV (Luxembourg) (investments); Director (2010-2020), Matthews Global Investors Sàrl. (Luxembourg) (investment management); Director (since 2004), Matthews Asian Selections Funds, PLC (Ireland) (investments); Vice President and Secretary (2013-2017), Matthews A Share Selections Fund, LLC (registered investment company).

Lisa Nicosia Born 1966	Chief Compliance Officer and Anti- Money Laundering Officer	Since 2023	Chief Compliance Officer and Anti-Money Laundering Officer (since 2023), Matthews Asia Funds (registered investment company); Vice President (2014- 2022), Goldman Sachs (investment management).

Deepa Damre Smith Born 1975	Vice President	Since 2022	General Counsel (since 2022), Matthews (investment management); Managing Director (2014-2022), Director (2009-2013), BlackRock (investment management); Principal (2004-2009), Barclays Global Investors (investment management).

Shuntaro Takeuchi Born 1978	Vice President	Since 2021	Portfolio Manager (since 2019), Senior Research Analyst (2016-2019), Matthews (investment management); Executive Director (2013-2016), UBS Securities LLC (investment management).

Sean Taylor Born 1967	Vice President	Since 2023	Chief Investment Officer and Portfolio Manager (since 2023), Matthews (investment management); Chief Investment Officer for APAC (2014-2023), Global Head of Emerging Markets (2014-2023),

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

OFFICERS WHO ARE NOT TRUSTEES[1]
DWS Group (investment management); Head of Emerging Markets (2013-2023), Deutsche Asset and Wealth Management (investment management).

[1]

Each officer serves at the pleasure of the Board of Trustees. Each officer is considered an “interested person” of the Trust as defined under the 1940 Act because of an ownership interest in Matthews and/or an office held with the Trust or Matthews.

Board Committees.

Currently, the Board has an Audit Committee and a Governance Committee. Each committee is composed solely of the Independent Trustees (currently, Messrs. Andrews, Lee and Zeschin, and Mses. Caruso and Rossman). The Chairperson and functions of each committee are set forth below.

Audit Committee Mr. Andrews, Chairperson

The Audit Committee has the responsibility, among other things, to (1) recommend the selection of the Funds’ independent registered public accounting firm; (2) review and approve the scope of the independent registered public accounting firm’s audit activity; (3) review the financial statements which are the subject of the independent registered public accounting firm’s certifications; and (4) review with such independent registered public accounting firm the adequacy of the Funds’ basic accounting system and the effectiveness of the Funds’ internal accounting controls. Messrs. Andrews, Lee and Zeschin have been designated as Audit Committee financial experts in accordance with rules adopted by the SEC under the Sarbanes-Oxley Act of 2002.

The Audit Committee met 3 times during the fiscal year ended December 31, 2025.

Governance Committee Mr. Zeschin, Chairperson

The Governance Committee has the responsibility, among other things, to (1) consider and nominate new Trustees to serve on the Board; (2) annually review and consider the compensation of the Board; and (3) manage the process for the Board’s annual “self-assessment.” The Governance Committee considers nominations from shareholders to the extent required by any applicable law, and any such shareholder recommendation must contain sufficient background information concerning the candidate to enable the Governance Committee to make a proper judgment as to the candidate’s qualifications.

The Governance Committee has not established specific, minimum qualifications that must be met by an individual for the Governance Committee to recommend that individual for nomination as a Trustee. In evaluating candidates for a position on the Board, the Governance Committee considers a variety of factors it deems appropriate. The Governance Committee evaluates any nominees recommended to the Board by shareholders in the same manner as it evaluates nominees identified by the Governance Committee. Because the Trust does not hold regular annual shareholder meetings, no formal procedures have been established with respect to shareholder submission of Trustee candidates for consideration by the Governance Committee.

The Governance Committee considers candidates from various sources, including, but not limited to, candidates recommended by Trustees, shareholders (if required by applicable law), and officers of the Trust, Matthews, and other service providers of the Trust. Although the Governance Committee does not have a formal policy with regard to consideration of diversity in identifying potential nominees, the Governance Committee may consider whether a potential nominee’s professional experience, education, skills, and other individual qualities and attributes, including gender, race, or national origin, would provide beneficial diversity of skills, experience, or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

The Governance Committee met 3 times during the fiscal year ended December 31, 2025.

The Board has designated Ms. Rossman as the Board’s compliance liaison. As compliance liaison, Ms. Rossman will serve as a point person for the Board to interact with Matthews’ Global Head of Risk and Compliance and the Trust’s Chief Compliance Officer in between regular quarterly Board meetings, as appropriate, and to communicate with the Board regarding risk and compliance matters.

The Board may also establish various working groups from time to time as deemed necessary or appropriate. Such working groups would typically be comprised of a subset of the Board and would review matters as designated by the Board. Currently, the Board has established a 15(c) contract renewal group, comprised of all the Independent Trustees. The 15(c) contract renewal working group provides a preliminary review of Matthews’ 15(c) contract renewal material before it is presented to the full Board.

Information about Each Trustee’s Qualifications, Experience, Attributes or Skills.

The Board takes into account a variety of factors in the selection of candidates to serve as Trustees, including the then composition of the Board. Generally, no one factor is decisive in the selection of an individual to join the Board. Among the factors the Board considers when concluding that an individual should serve on the Board are the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; and (iii) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. In addition, to serve as a Trustee, an individual should also possess various other intangible qualities such as intelligence, work ethic, and the ability to work together, to communicate effectively, to ask incisive questions, to exercise judgment, and to oversee the business of the Trust.

The Board also considers diversity of its Trustees. The Board has not adopted any particular standard or policy with respect to diversity, but it considers varied backgrounds, experiences, and perspectives in evaluating candidates, nominees and fellow Trustees.

The Board also considers, among other factors, the particular attributes described below with respect to the various individual Trustees.

Ms. Caruso has many years of financial services experience in the U.S. and Canada, including substantial executive experience in the investment management industry and extensive experience serving on the boards of mutual funds and other companies.

Mr. Andrews has many years of experience in the financial services and investment management industries, including substantial experience with investment companies as a former chief financial officer of a complex that included mutual funds and exchange-traded funds.

Mr. Lee has many years of global financial markets experience, managing derivative product development and marketing activities to financial institutional clients in a number of Asian countries, as well as substantial experience as a member of management and executive committees and as a director of an investment company listed on the Australian Stock Exchange.

Ms. Rossman has many years of experience as an investment professional specializing in portfolio management and is familiar with the analysis of investment strategy, trading, and performance results, and she has been serving on the Board since 2006.

Mr. Zeschin has many years of experience in the investment management and investment advisory industry, including substantial experience with mutual funds as an independent trustee or independent director and chairman of board, and he has been serving on the Board since 2007.

Mr. Headley has many years of investment management experience, including substantial experience as a portfolio manager of Asia-focused funds. He rejoined Matthews as Executive Chairman in April 2025. He first joined Matthews in April 1995 as Managing Director and senior analyst on the investment team. In 1999, Mr. Headley became President of Matthews and between 2002 and 2009, held both CEO and co-CEO roles and between 2007-2009, he was also CIO. Throughout his time at the firm, Mr. Headley managed several funds as Portfolio Manager. Prior to joining Matthews, he held several key positions, including with Newport Pacific Management and Newport Distributors, Inc., where he was an original member of the team that launched the first SEC-registered open-end Asia (ex-Japan) fund.

Fund Ownership by Trustees.

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all registered investment companies overseen by the Trustee within the same family of investment companies, as of December 31, 2025.

Name of Trustee	Dollar Range of Equity Securities in each of the Funds		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies*
INDEPENDENT TRUSTEES

Gale K. Caruso	Matthews Emerging Markets Equity Active ETF	$10,001-$50,000	Over $100,000
	Matthews Emerging Markets Sustainable Future Active ETF	$10,001-$50,000
	Matthews China Active ETF	$10,001-$50,000
	Matthews India Active ETF	$10,001-$50,000
	Matthews Japan Active ETF	$10,001-$50,000

Neal Andrews	Matthews Emerging Markets Equity Active ETF	$10,001-$50,000	$50,001-$100,000
	Matthews India Active ETF	$10,001-$50,000

Christopher F. Lee	Matthews Asia Growth Fund	$1-$10,000	$10,001-$50,000
	Matthews Asia Innovators Fund	$1-$10,000
	Matthews India Fund	$1-$10,000
	Matthews Emerging Markets Equity Fund	$1-$10,000

Rhoda Rossman	Matthews Emerging Markets Equity Fund	$10,001-$50,000	$50,001-$100,000
	Matthews India Fund	$10,001-$50,000
	Matthews Japan Fund	$10,001-$50,000

Name of Trustee	Dollar Range of Equity Securities in each of the Funds		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies*

Jon Zeschin	Matthews Asia Dividend Fund	$50,001-$100,000	Over $100,000
	Matthews Emerging Markets Equity Fund	$50,001-$100,000
	Matthews Emerging Markets ex China Active ETF	$50,001-$100,000
	Matthews Japan Fund	$10,001-$50,000

INTERESTED TRUSTEE

Mark W. Headley	Matthews Asia Dividend Fund	$500,000-$1,000,000	Over $100,000
	Matthews Pacific Tiger Fund	Over $1,000,000
	Matthews Emerging Markets Sustainable Future Fund	Over $1,000,000
	Matthews Asia Innovators Fund	Over $1,000,000
	Matthews China Fund	Over $1,000,000
	Matthews China Innovators Fund	Over $1,000,000
	Matthews Emerging Markets Equity Fund	Over $1,000,000
	Matthews India Fund	$500,000-$1,000,000
	Matthews Japan Fund	Over $1,000,000
	Matthews Asia Growth Fund	$500,000-$1,000,000
	Matthews Emerging Markets Small Companies Fund	$500,000-$1,000,000
	Matthews Korea Active ETF	$500,000-$1,000,000

As of December 31, 2025, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in Matthews or the Funds’ underwriter, or in any person directly or indirectly controlling, controlled by, or under common control with Matthews or the Funds’ underwriter.

*	As of December 31, 2025, the “Fund Complex” consisted of the Trust’s twenty-four series.

Shareholders’ Voting Powers

On any matter submitted to a vote of shareholders, all shares shall be voted separately by the individual Fund, except that the shares shall be voted in the aggregate and not by individual Fund when (i) required by the 1940 Act; or (ii) the Board of Trustees has determined that the matters affect the interests of more than one Fund (e.g., the election of a new member to the Board of Trustees of the Trust). Each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.

Approval of Investment Advisory Agreement

The Trust has retained Matthews to manage the assets of each of the Funds pursuant to the Advisory Agreement, which has been approved by the Board of Trustees, including the Independent Trustees. Additional information regarding the Advisory Agreement may be found in the section entitled “Investment Advisor, Underwriter and Other Service Providers.” The Advisory Agreement has an initial term of two years for each Fund and continues in effect from year to year thereafter provided such continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the respective Fund, or by the Board of

Trustees, and in either event, by a majority of the Independent Trustees casting votes in person at a meeting called for such purpose. A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement with respect to the Funds, other than the Matthews Asia ex China Fund, will be available in the Funds’ Form N-CSR for the period ended June 30, 2026. A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement with respect to the Matthews Asia ex China Fund will be available in the Funds’ Form N-CSR for the year ended December 31, 2026.

Compensation

The fees and expenses of the Trustees are allocated to each series of the Trust. The amounts allocated to the mutual funds are paid by the Trust and the amounts allocated to the ETFs are paid by Matthews. The following table shows the fees paid during the fiscal year ended December 31, 2025 to the Independent Trustees for their service to the Funds and the entire Fund Complex.

	Fiscal Year Ended December 31, 2025
	Aggregate Compensation for the Funds in this SAI	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation for the Fund Complex*
Independent Trustees
Gale K. Caruso	$245,246.11	None	None	$263,000
Neil Andrews	$196,756.39	None	None	$211,000
Christopher F. Lee	$181,836.47	None	None	$195,000
Rhoda Rossman	$181,836.47	None	None	$195,000
Jonathan F. Zeschin	$181,836.47	None	None	$195,000

*	As of December 31, 2025, the “Fund Complex” consisted of the Trust’s twenty-four series.

No officer or employee of Matthews or BNY Mellon receives any compensation from the Funds for acting as an officer or employee of the Trust. The officers of the Trust receive no compensation directly from the Funds for performing the duties of their offices. Neither the Trustees nor the officers of the Trust receive any pension or retirement benefits from the Funds.

Code of Ethics

The Trust and Matthews have adopted a written code of ethics (the “Code of Ethics”) pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder and Rule 204A-1 under the Investment Advisers Act of 1940, as amended. The Code of Ethics requires certain persons with access to investment information (“Access Persons”) to obtain prior clearance before engaging in certain personal securities transactions. Transactions must be executed generally within 2 business days of clearance. In addition, all Access Persons must report their personal securities transactions within 10 days of becoming an Access Person and within 30 days of each calendar quarter end thereafter. All employees must also report their personal securities holdings within 10 days of becoming an Access Person and within 45 days of each calendar year-end thereafter. Access Persons and members of their immediate family are prohibited from directly and indirectly acquiring beneficial ownership in any Asia Pacific or emerging country security (excluding ownership of shares of an investment company registered under the 1940 Act). Any material violation of the Code of Ethics is reported to the Board of Trustees. The Board of Trustees also oversees the administration of the Code of Ethics. The Code of Ethics is on file with the SEC.

Proxy Voting Policies and Procedures

The Board of Trustees has delegated to Matthews the authority to vote proxies of companies held in each Fund’s portfolio. Matthews has adopted written Proxy Voting Policies and Procedures (“Proxy Policies”). Under the

Proxy Policies, Matthews has retained the proxy advisory services of an independent proxy consultant, Institutional Shareholder Services, a division of Deutsche Borse AG (“ISS”), and adopted ISS Proxy Voting Guidelines (as applicable to the region of the company putting forth the particular proposal) as modified from time to time by guidelines adopted by Matthews (the “Proxy Voting Guidelines”) to assist Matthews in evaluating shareholder proposals, effecting proxy votes and maintaining appropriate records. The ISS Proxy Voting Guidelines can be found at https://www.issgovernance.com/policy-gateway/voting-policies/. Matthews’ guidelines call for case-by-case review in certain instances, such as votes for directors on boards of Japanese companies that allocate a significant portion of their net assets to cross-shareholdings; and votes for directors on non-diverse boards. Matthews also retains the services of other independent proxy consultants and considers their proxy voting guidelines and proxy advisory recommendations to augment research in certain markets.

For significant corporate matters, such as establishing pension or profit sharing plans, proposed mergers and acquisitions, and sales of assets, as well as sustainability- and ESG-related matters, ISS Proxy Voting Guidelines establish guidelines for evaluating the facts and circumstances of the particular proposal. In such circumstances, Matthews evaluates the proposal in light of the best interests of a Fund and its shareholders and votes accordingly. With respect to other more routine matters, the ISS Proxy Voting Guidelines may establish certain standards that, if satisfied, will result in a vote for or against a proposal. Routine matters typically include (i) election of directors; (ii) approval of auditors; (iii) approval of dividends and distributions; (iv) confidential voting; and (v) limitation on charitable contributions or fees paid to professional advisors. However, even in these circumstances, Matthews reserves the right to evaluate each proposal individually, and to vote on the matter in a manner that Matthews believes is in the best interest of a Fund or its shareholders (even if that vote is inconsistent with the Proxy Voting Guidelines) (“Override”). For example, while Matthews generally votes in favor of management’s nominees for a board of directors, it may vote against management nominees if it believes that the board was entrenched or otherwise not acting in the best interests of shareholders. Matthews generally votes in the same manner for each of its Funds; however, Matthews also takes into account the individual objectives of each Fund. As a result, Matthews may vote in favor of a proposal for certain Funds while voting against the same proposal for other Funds (“Split Votes”). Matthews also reserves the right to revise, alter or supplement the Proxy Policies from time-to-time, which may result in different votes on similar issues over time.

There may be circumstances in which Matthews believes that refraining from voting on a matter submitted to shareholders is in the best interests of the Funds or its shareholders, such as when the cost of voting the proxy exceeds the expected benefit to a Fund. Similarly, voting on shareholder matters in foreign countries, particularly in emerging markets, may be subject to restrictions (including registration procedures that may result in a holding becoming illiquid for a period of time) and limitations that impede or make impractical the exercise of shareholder rights. Such limitations may include (i) untimely or inadequate notice of shareholder meetings; (ii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iii) in person voting requirements; (iv) restrictions on the sale of securities for periods surrounding the shareholder meeting (“share blocking”); (v) granting local agents powers of attorney to facilitate voting instructions; (vi) proxy materials or ballots not being readily available; and (vii) proxy materials or ballots not being available in English. In certain foreign markets, there is a risk that the issuer rejects a vote submitted by the proxy voting agent for Matthews and does not provide a rationale for rejecting these votes. In these and similar circumstances, Matthews may not, or may be unable to, act on specific proxy matters.

There may be circumstances in which Matthews has or may be perceived to have a conflict or potential conflict of interest in voting on particular matters. Matthews’ Proxy Policies are designed to manage such conflicts of interest, including by utilizing an independent consultant to monitor and apply the Proxy Voting Guidelines. Matthews also monitors for conflicts and potential conflicts of interest circumstances. When a material conflict of interest is identified, Matthews (i) votes proxies in accordance with the Proxy Voting Guidelines; (ii) votes proxies based upon the recommendations of an independent third party or parties; (iii) advises the Board of Trustees of the circumstances, seeks their direction, and votes accordingly; or (iv) takes other action in the best interests of a Fund and its shareholders as may be appropriate in the particular circumstances.

In addition to providing research and other proxy voting services, ISS, through its Corporate Services Division, offers products and services to issuers of proxy solicitations consisting of advisory and analytical services, self-assessment tools and publications. ISS has represented that employees of its Corporate Services Division are not involved in ISS’ analysis of filed proxy proposals or preparation of vote recommendations. Nonetheless, ISS has adopted policies and procedures to guard against and to resolve any conflicts of interest that may arise in connection with its provision of research analyses, vote recommendations and voting services to Matthews.

Examples of the Funds’ positions on voting matters under the Proxy Policies. Consistent with the approaches described above, the following are examples of the Funds’ voting positions on specific matters:

•	Vote on a case-by-case basis on proposals to increase authorized common stock;

•	Vote on a case-by-case basis on the authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights (known as “blank check” preferred stock);

•	Vote on a case-by-case basis regarding merger and acquisition matters;

•	Vote on a case-by-case basis regarding contested elections;

•	Vote on a case-by-case basis on equity compensation plans; and

•	Vote on a case-by-case basis with respect to proposals relating to social and corporate responsibility issues.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, (1) by visiting matthewsasia.com and (2) on the SEC’s website at sec.gov.

Control Persons and Principal Holders of Securities

As of [ ], 2026, the Trustees and officers as a group owned [less than 1]% of the outstanding shares of each Class of the Funds, except for the [Investor and Institutional Class of the Matthews Emerging Markets Sustainable Future Fund, and the Investor Class of the Matthews China Innovators Fund]. As of [ ], 2026, the Trustees and officers as a group owned [ ]% of the Investor Class and [ ]% of the Institutional Class of the Matthews Emerging Markets Sustainable Future Fund, and [ ]% of the Investor Class of the Matthews China Innovators Fund.

The tables below show, as of [ ], 2026, the persons who owned of record or beneficially 5% or more of the outstanding voting shares of the Funds. Any person owning more than 25% of the voting securities of a Fund may be deemed to have effective voting control over the operation of that Fund, which would diminish the voting rights of other shareholders.

Fund	Account Holder Name and Address	Percentage of Shares

[Table to be added by amendment.]

Investment Advisor, Underwriter and Other Service Providers

Investment Advisor

Currently the Trust employs only one investment advisor, Matthews International Capital Management, LLC. G. Paul Matthews and Mark W. Headley, together with various family trusts and related holdings under their respective control, each has an ownership interest of over 25% in Matthews, and each is a member of the Board of Directors of Matthews. Accordingly, each of Messrs. Matthews and Headley is regarded as controlling Matthews. Other investors hold interests of various amounts in Matthews, none of whom owns a 10% or greater interest in Matthews.

Matthews performs its duties and is paid pursuant to its Advisory Agreement. The Trust, on behalf of the Funds, and Matthews are parties to the Advisory Agreement. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, the Advisory Agreement. Rather, the Trust and its respective investment series are the sole intended beneficiaries of the Advisory Agreement. Neither this SAI nor the Prospectus is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws. Some of the terms of the Advisory Agreement are set by the 1940 Act, such as the annual review and renewal of the Advisory Agreement by the Board of Trustees after an initial two-year term and the termination by the Board of Trustees without penalty on 60 days’ notice.

The advisory services provided by Matthews and the fees received by it for such services are described in the Prospectus. Matthews may, from time-to-time, voluntarily waive its advisory fees and/or reimburse expenses with respect to one or more of the Funds, but is not obligated to do so. Matthews may delegate certain of its duties under the Advisory Agreement to an adviser or participating affiliate it controls, subject to its ongoing supervision. Matthews has organized an entity in Hong Kong, Matthews Global Investors (Hong Kong) Limited, and an entity in the United Kingdom, Matthews Global Investors (UK) Limited, each of which is technically regarded as a “participating affiliate” of Matthews. Personnel associated with Matthews Global Investors (Hong Kong) Limited and Matthews Global Investors (UK) Limited provide certain portfolio management services at no extra cost to the Funds.

Under the Advisory Agreement, Matthews is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The terms of the Advisory Agreement provide that, after an initial two-year term, it will continue from year to year provided that it is approved at least annually by the vote of the holders of at least a majority of the outstanding shares of each Fund, or by the Board of Trustees, including a majority of the Independent Trustees. The Advisory Agreement may be terminated with respect to a Fund by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of each Fund, at any time without penalty, on 60 days’ written notice to Matthews.

Matthews may also terminate its advisory relationship with respect to a Fund on 60 days’ written notice to that Fund. The Advisory Agreement cannot be assigned; any assignment would automatically terminate the Advisory Agreement.

Under the Advisory Agreement, each Fund is responsible for payment of all of its expenses except those specifically assumed by Matthews or another third party, including payment of the following expenses:

1.	The fees and expenses of the Independent Trustees;

2.	The salaries and expenses of any of the Funds’ officers or employees who are not affiliated with Matthews;

3.	Interest expenses;

4.	Taxes and governmental fees;

5.	Brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities;

6.	The expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions;

7.	Accounting and legal costs;

8.	Insurance premiums;

9.	Fees and expenses of the Funds’ custodian, administrator and transfer agent and any related services;

10.	Expenses of obtaining quotations of the Funds’ portfolio securities and of pricing the Funds’ shares;

11.	Expenses of maintaining the Funds’ legal existence and of shareholders’ meetings;

12.	Expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses;

13.	Fees and expenses of membership in industry organizations; and

14.	Expenses related to the development and maintenance of the Funds’ Compliance Program as required by the 1940 Act.

The ratio of each Fund’s expenses to its relative net assets can be expected to be higher than the expense ratio of a fund investing solely in domestic securities, since the cost of maintaining the custody of foreign securities is generally higher than comparable expenses for such other funds and the rate of investment management fees paid by each Fund may also be higher than the comparable expenses of such other funds.

General expenses of the Trust such as costs of maintaining corporate existence, legal fees, insurance, etc., and expenses shared by the Funds will be allocated among the Funds on a basis deemed fair and equitable by the Board of Trustees, which may be based on the relative net assets of the Funds or the nature of the services performed and relative applicability to each Fund. Expenses which relate exclusively to a particular Fund, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by that Fund.

The Funds pay Matthews (i) for management and advisory services; and (ii) for certain administrative services, an annual fee as a percentage of average daily net assets. Pursuant to the Advisory Agreement, the Funds, other than the excluded Matthews Emerging Markets Small Companies Fund and Matthews China Innovators Fund (such Funds other than the excluded Funds collectively, the “Family-Priced Funds”), in the aggregate pay Matthews 0.75% of the aggregate average daily net assets of the Family-Priced Funds up to $2 billion, 0.6834% of the aggregate average daily net assets of the Family-Priced Funds over $2 billion up to $5 billion, 0.65% of the aggregate average daily net assets of the Family- Priced Funds over $5 billion up to $25 billion, 0.64% of the aggregate average daily net assets of the Family-Priced Funds over $25 billion up to $30 billion, 0.63% of the aggregate average daily net assets of the Family-Priced Funds over $30 billion up to $35 billion, 0.62% of the aggregate average daily net assets of the Family-Priced Funds over $35 billion up to $40 billion, 0.61% of the aggregate average daily net assets of the Family-Priced Funds over $40 billion up to $45 billion, and 0.60% of the aggregate average daily net assets of the Family-Priced Funds over $45 billion.

Pursuant to the Advisory Agreement, each of the Matthews Emerging Markets Small Companies Fund and Matthews China Innovators Fund pays Matthews an annual fee of 0.85% of the average daily net assets of such Fund.

Each Fund pays Matthews a monthly fee at the annual rate using the applicable investment management fee calculated based on the actual numbers of days of the month and based on the Fund’s average daily net assets for the month. In addition, under the Shareholder Services Agreement (as defined below), the Funds pay Matthews a fee for administrative and shareholder services. See “Shareholder Servicing and Administration.”

During the fiscal years ended December 31, 2025, 2024, and 2023, the aggregate advisory fees earned by Matthews before and after waivers of fees and/or reimbursement/subsidy of expenses by Matthews were as follows:

Fiscal Year Ended December 31	Aggregate Advisory Fees Earned by Matthews (before Waivers)	Aggregate Advisory Fees Earned by Matthews (after Waivers)
2025	$34,182,886	$32,802,518
2024	$43,044,530	$41,295,006
2023	$66,755,086	$65,395,930

Pursuant to an operating expenses agreement, dated as of July 7, 2026, (as amended from time to time, the “Operating Expenses Agreement”), Matthews has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class (i) for all Funds other than the Matthews Emerging Markets Equity Fund, Matthews Emerging Markets Sustainable Future Fund, Matthews Emerging Markets Small Companies Fund and Matthews Asia Dividend Fund, to 1.20%, (ii) for the Matthews Emerging Markets Equity Fund, to 0.90%, (iii) for the Matthews Emerging Markets Sustainable Future Fund, to 1.15%, (iv) for the Matthews Emerging Markets Small Companies Fund, to 1.11%, and (v) for the Matthews Asia Dividend Fund, to 1.01%, in each case first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class. If any non-class specific expenses of the Institutional Class are waived for the Institutional Class, Matthews has also agreed to waive an equal amount of non-class specific expenses for the Investor Class. Because certain expenses of the Investor Class may be higher than those of the Institutional Class and because no class specific expenses will be waived for the Investor Class, the total annual operating expenses after fee waiver and expense reimbursement for the Investor Class would be 1.20%, 0.90%, 1.15%, 1.11% or 1.01%, as appropriate, plus the sum of (i) the amount (in annual percentage terms) of the class specific expenses incurred by the Investor Class that exceed those incurred by the Institutional Class; and (ii) the amount (in annual percentage terms) of the class specific expenses reduced for the Institutional Class and not the Investor Class.

If a Fund’s expenses fall below the expense limitation within three years after Matthews has made such a waiver or reimbursement, the Fund may reimburse Matthews up to an amount not to cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of such fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment.

For each Fund, the Operating Expenses Agreement will continue through April 30, 2028, and may be extended for additional periods not exceeding one year. This agreement may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

Pursuant to a fee waiver letter agreement, effective as of July 7, 2026, between the Trust, on behalf of the Family-Priced Funds, and Matthews (as amended from time to time, the “Fee Waiver Agreement”), for each Family-Priced Fund, Matthews has contractually agreed to waive a portion of the fee payable under the Advisory Agreement and a portion of the fee payable under the Shareholder Services Agreement, if any Family-Priced Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of a Family-Priced Fund that are over $3 billion, the fee rates under the Advisory Agreement and the Services Agreement for such Family-Priced Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Matthews may not recoup fees waived pursuant to the Fee Waiver Agreement. The Board has approved the Fee Waiver Agreement for an additional one-year term through April 30, 2025 and may terminate the agreement at any time upon 60 days’ written notice to Matthews. Matthews may decline to renew the Fee Waiver Agreement by providing written notice to the Trust at least 60 days before its annual expiration date.

Pursuant to an amended and restated intermediary platform fee subsidy letter agreement, effective July 7, 2026, between the Trust, on behalf of the Funds, and Matthews (as amended from time to time, the “Subsidy Agreement”), with respect to each intermediary platform that charges the Funds 10 basis points (0.10%) or more for services provided with respect to Institutional Class shares of the Funds through such platform, Matthews has voluntarily agreed to reimburse the Institutional Class of the Funds a portion of those service fees in an amount equal to 2 basis points (0.02%), and with respect to each intermediary platform that charges the Funds 5 basis points (0.05%) or more but less than 10 basis points (0.10%) for the offer and sale of Institutional Class shares of the Matthews Asia Funds through such platform, Matthews has voluntarily agreed to reimburse the Institutional

Class of the Matthews Asia Funds a portion of those service fees in an amount equal to 1 basis point (0.01%). Matthews may not recoup amounts reimbursed pursuant to the Subsidy Agreement. The Subsidy Agreement may be terminated at any time by the Board upon 60 days’ written notice to Matthews, or by Matthews upon 60 days’ written notice to the Board.

For the fiscal years ended December 31, 2025, 2024, and 2023, the gross advisory fees earned under the Advisory Agreement, fees waived and/or expenses reimbursed/subsidized by Matthews pursuant to the Operating Expenses Agreement, the Fee Waiver Agreement and the Subsidy Agreement, and the net advisory fees for each Fund were as follows. The Matthews Asia ex China Fund is not included in the tables below because it had not yet commenced operations as of December 31, 2025.

	Fiscal Year Ending Dec. 31, 2025
Fund	Gross Advisory Fees Earned	Fees Waived and/or Expenses Reimbursed/Subsidized by Matthews	Net Advisory Fees/ (Net Reimbursement)
Matthews Emerging Markets Equity Fund[1]	$1,480,504	$(424,637)	$1,045,867
Matthews Emerging Markets Sustainable Future Fund	1,495,558	(161,217)	1,334,341
Matthews Emerging Markets Small Companies Fund	4,114,536	(651,469)	3,463,067
Matthews Asia Growth Fund	1,537,929		1,537,929
Matthews Pacific Tiger Fund	5,191,591		5,191,591
Matthews Asia Innovators Fund	2,026,098		2,026,098
Matthews China Fund	2,877,921		2,877,921
Matthews China Innovators Fund[2]	557,986	(127,548)	430,438
Matthews India Fund	5,409,583		5,409,583
Matthews Japan Fund	4,802,943		4,802,943
Matthews Asia Dividend Fund	4,019,649		4,019,649
Matthews China Dividend Fund[3]	668,588	(5,497)	663,091

[1]	On March 14, 2025, the Matthews Asian Growth and Income Fund was reorganized into the Matthews Emerging Markets Equity Fund.
[2]	Before April 30, 2026, the Matthews China Innovators Fund was known as the Matthews China Small Companies Fund.
[3]	On January 27, 2026, the Matthews China Dividend Fund was reorganized into the Matthews Asia Dividend Fund.

	Fiscal Year Ending Dec. 31, 2024
Fund	Gross Advisory Fees Earned	Fees Waived and/or Expenses Reimbursed/Subsidized by Matthews	Net Advisory Fees/ (Net Reimbursement)
Matthews Emerging Markets Equity Fund	$152,211	$(293,266)	$(141,055)
Matthews Emerging Markets Sustainable Future Fund	1,667,625	(266,556)	1,401,069
Matthews Emerging Markets Small Companies Fund	5,744,492	(1,016,563)	4,727,929
Matthews Asia Growth Fund	2,284,080	—	2,284,080
Matthews Pacific Tiger Fund	8,404,958		8,404,958
Matthews Asia Innovators Fund	2,120,749	—	2,120,749
Matthews China Fund	2,898,939	—	2,898,939
Matthews China Innovators Fund[1]	636,433	(173,139)	463,294
Matthews India Fund	6,263,691	—	6,263,691
Matthews Japan Fund	4,786,521	—	4,786,521
Matthews Asian Growth and Income Fund[2]	2,051,952	—	2,051,952
Matthews Asia Dividend Fund	5,326,071	—	5,326,071
Matthews China Dividend Fund	706,808	—	706,808

[1]	Before April 30, 2026, the Matthews China Innovators Fund was known as the Matthews China Small Companies Fund.
[2]	On March 14, 2025, the Matthews Asian Growth and Income Fund was reorganized into the Matthews Emerging Markets Equity Fund.

	Fiscal Year Ending Dec. 31, 2023
Fund	Gross Advisory Fees Earned	Fees Waived and/or Expenses Reimbursed/Subsidized by Matthews	Net Advisory Fees/ (Net Reimbursement)
Matthews Emerging Markets Equity Fund	$165,051	$(143,956)	$21,095
Matthews Emerging Markets Sustainable Future Fund	1,554,456	—	1,554,456
Matthews Emerging Markets Small Companies Fund	5,015,523	(960,093)	4,055,430
Matthews Asia Growth Fund	3,650,147	—	3,650,147
Matthews Pacific Tiger Fund	23,257,575	(54,495)	23,203,080
Matthews Asia Innovators Fund	3,016,480	—	3,016,480
Matthews China Fund	4,626,467	—	4,626,467
Matthews China Innovators Fund[1]	1,312,855	(200,612)	1,112,243
Matthews India Fund	4,408,096	—	4,408,096
Matthews Japan Fund	4,462,435	—	4,462,435
Matthews Asian Growth and Income Fund[2]	3,540,355	—	3,540,355
Matthews Asia Dividend Fund	10,447,486	—	10,447,486
Matthews China Dividend Fund	1,298,160	—	1,298,160

[1]	Before April 30, 2026, the Matthews China Innovators Fund was known as the Matthews China Small Companies Fund.
[2]	On March 14, 2025, the Matthews Asian Growth and Income Fund was reorganized into the Matthews Emerging Markets Equity Fund.

Portfolio Managers

The following table shows information regarding other accounts managed by the Funds’ Portfolio Managers, who are primarily responsible for the applicable Fund’s day-to-day investment management decisions as of December 31, 2025.

Name of Portfolio Manager	Account Category	Number of Accounts	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Donghoon Han	Registered Investment Companies	0	0	0	0
Portfolio Manager of the Matthews Japan Fund and Matthews Japan Active ETF	Other Pooled Investment Vehicles	2	$254,340,823	0	0
	Other Accounts	0	0	0	0

Mark Headley*	Registered Investment Companies	0	0	0	0
Portfolio Manager of the Matthews Pacific Tiger Fund, Matthews Pacific Tiger Active ETF, Matthews Emerging Markets Sustainable Future Fund, and Matthews Emerging Markets Sustainable Future Active ETF	Other Pooled Investment Vehicles	1	$71,704,665	0	0
	Other Accounts	0	0	0	0

Tiffany Hsiao	Registered Investment Companies Other Pooled Investment Vehicles	0	0	0	0
Portfolio Manager of the Matthews Asia Innovators Fund, Matthews Asia Innovators Active ETF, Matthews China Innovators Fund, Matthews China Innovators Active ETF, Matthews Asia Growth Fund	Other Accounts	1	$102,800,257	0	0
		0	0	0	0

Cecilia Lau*	Registered Investment Companies	0	0	0	0
Portfolio Manager of the Matthews Emerging Markets Sustainable Future Fund and Matthews Emerging Markets Sustainable Future Active ETF	Other Pooled Investment Vehicles	1	$61,829,833	0	0
	Other Accounts	0	0	0	0

Andrew Mattock, CFA	Registered Investment Companies Other Pooled Investment Vehicles	0	0	0	0
Portfolio Manager of the Matthews China Fund and Matthews China Active ETF		3	$694,590,644	0	0
	Other Accounts	0	0	0	0

Peeyush Mittal, CFA	Registered Investment Companies Other Pooled Investment Vehicles	0	0	0	0
Portfolio Manager of the Matthews India Fund and Matthews India Active ETF		1	$26,218,174	0	0
	Other Accounts	0	0	0	0

Name of Portfolio Manager	Account Category	Number of Accounts		Total Assets in Accounts		Number of Accounts Where Advisory Fee is Based on Account Performance		Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Sojung Park†	Registered Investment Companies Other Pooled Investment Vehicles	[ ]		[ ]		[ ]		[ ]
Portfolio Manager of the Matthews Korea Active ETF, Matthews Asia Dividend Fund, Matthews Asia Dividend Active ETF and Matthews Asia ex China Fund	Other Accounts	[ ]		[ ]		[ ]		[ ]
		[ ]		[ ]		[ ]		[ ]

Jeremy Sutch, CFA	Registered Investment Companies	0		0		0		0
Portfolio Manager of the Matthews Emerging Markets Equity Fund, Matthews Emerging Markets Equity Active ETF, Matthews Emerging Markets ex China Active ETF, Matthews Emerging Markets Small Companies Fund and Matthews Emerging Markets Discovery Active ETF	Other Pooled Investment Vehicles	4		$150,206,553		0		0
	Other Accounts	0		0		0		0

Shuntaro Takeuchi	Registered Investment Companies Other Pooled Investment Vehicles	0		0		0		0
Portfolio Manager of the Matthews Asia Growth Fund, Matthews Japan Fund and Matthews Japan Active ETF		2		$254,340,823		0		0
	Other Accounts	0		0		0		0

Sean Taylor†	Registered Investment Companies	[	]	[	]	[	]	[	]

Portfolio Manager of the Matthews Emerging Markets Equity Fund, Matthews Emerging Markets Equity Active ETF, Matthews Emerging Markets ex China Active ETF, Matthews Emerging Markets Sustainable Future Fund, Matthews Emerging Markets Sustainable Future Active ETF, Matthews Asia Dividend Fund, Matthews Asia Dividend Active ETF and Matthews Asia ex China Fund

	Other Pooled Investment Vehicles	[	]	[	]	[	]	[	]
	Other Accounts	[	]	[	]	[	]	[	]

*	Information provided as of June 15, 2026.
†	Information provided as of [ ], 2026.

Portfolio Managers receive compensation generally consisting of a combination of base salary, fixed and discretionary bonuses, participation in equity or in similar equity-like instruments based on revenues of the firm, and participation in benefit plans, which are generally available to all salaried employees. Compensation is structured to emphasize shareholder interests, the individual employee, and Matthews as a firm. Compensation is not linked to the distribution of the shares of the Funds. Key elements of compensation are detailed below:

Base Salary	Each Portfolio Manager receives a fixed base salary that takes into account his or her experience and responsibilities and is intended to be competitive with salaries offered by other similar firms.

Bonus	Matthews emphasizes teamwork and a focus on client needs. Bonuses are structured to emphasize those principles and are based on a number of factors including the profitability of Matthews and the employee’s contributions to the firm, such as the pre-tax performance of accounts managed by the employee, leadership position in the firm and participation in firm marketing efforts and other activities. Performance is generally considered based on a relative score over longer term periods. However, market conditions and performance relative to the benchmark or peer group of a Fund or other account may also be considered.

Other Compensation	Portfolio Managers may receive compensation in the form of equity interests in Matthews or cash payments based upon a percent of Matthews’ revenues. Matthews is a private limited liability company that provides pass-through tax treatment. Accordingly holders of equity interests may be allocated portions of Matthews’ profits and losses, and may receive cash distributions. Such distributions may be made subject to certain required distributions and payments, Matthews’ working capital requirements and similar considerations.

Benefit Programs	Portfolio Managers participate in benefit plans and programs available generally to all employees.

As shown in the table above, certain Portfolio Managers may manage other accounts with investment strategies similar to the Funds. Those other accounts may include other U.S. or non-U.S. mutual funds advised or sub-advised by Matthews, and separately managed accounts. Fees earned by Matthews may vary among these accounts, the Portfolio Managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. These factors may create conflicts of interest because a Portfolio Manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Fund. A conflict may also exist if a Portfolio Manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. A Portfolio Manager’s compensation arrangement may also give rise to potential conflicts of interest. A Portfolio Manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management; and the bonuses of the Portfolio Managers relate to increases in asset levels under Matthews’ management. Additionally, as explained above, certain Portfolio Managers may receive equity-based compensation from Matthews. The management of or participation in the management of multiple Funds and accounts may give rise to potential conflicts of interest among the Funds and accounts, as Portfolio Managers must allocate their time and investment ideas across the Funds and other accounts, which may pay different fees to Matthews and have different objectives, benchmarks and time horizons. A Portfolio Manager may execute transactions for a Fund or other account that may adversely impact the value of securities held by the Fund. Any securities selected for a Fund or other account may perform differently than the securities selected for another Fund or other account. However, Matthews believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular Portfolio Manager are generally managed in a similar fashion, subject to a variety of exceptions

(for example, particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors). In addition, the Funds and Matthews have adopted a trade management policy, which they believe is reasonably designed to address potential conflicts of interest that may arise in managing multiple accounts. With respect to the allocation of investment opportunities (i.e., investment ideas), Matthews has established policies and procedures that provide that all research conducted by any member of Matthews’ investment team be generally available to every other member. However, Matthews Portfolio Managers may act upon applicable research at any time, and no account or investment mandate (i.e., a group of accounts with similar investment objectives) has any general priority in the access to or allocation of any investment opportunity. In addition, Matthews may determine that priority to an investment opportunity should be established because of its limited availability, the difficulty of execution or other factors. Currently Matthews accords such priority with respect to (i) accounts (such as the Matthews Emerging Markets Small Companies Fund) that invest in Small Companies (as defined in the Prospectus); (ii) investments in Small Companies in which no account managed by Matthews has previously invested; and (iii) accounts that focus on a specific country or sector and intend to invest in initial public offerings, secondary public offerings and private placements may be given priority in such opportunities to the extent they are associated with securities from a country or in a sector in which the account invests (e.g., the Matthews China Fund may be accorded priority with respect to the initial public offering of a Chinese company).

The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Code of Ethics will adequately address such conflicts.

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in each Fund for which they are primarily responsible for the day-to-day management of the Fund’s portfolio and in all Funds of the Trust, as of [ ], 2026.

Name of Portfolio Manager	Dollar Range of Equity Securities in Each Fund

[Table to be added by amendment.]

Principal Underwriter in the United States

The Trust and Foreside Funds Distributors LLC (the “Underwriter”, have entered into a distribution agreement (the “Distribution Agreement”). The Underwriter, located at 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312, acts as the statutory principal underwriter in the United States of the Funds’ shares. The Underwriter is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Matthews compensates the Underwriter for its services to the Funds.

Pursuant to the Distribution Agreement, the Underwriter acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Underwriter continually distributes shares of the Funds on a best efforts basis. The Underwriter has no obligation to sell any specific quantity of Fund shares. The Underwriter and its officers have no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Funds.

The Underwriter may enter into agreements with selected broker-dealers, banks or other financial intermediaries for the distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or Matthews, rather than the Underwriter, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Underwriter.

These financial intermediaries may otherwise act as processing agents and be responsible for promptly transmitting purchase, redemption and other requests to the Funds.

The Trust has agreed to indemnify the Underwriter from losses relating to the Underwriter’s assumption of the principal underwriter function and from prospectus and sales material disclosure liability but not for willful malfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement, in accordance with Section 17(i) of the 1940 Act.

Principal Underwriter in Latin America

The Trust and Picton S.A. (“Picton”) have entered into a distribution agreement (the “Picton Distribution Agreement”). Picton has registered offices at Av. Apoquindo 2929, 22nd floor, Las Condes, Santiago, Chile. Picton acts as the statutory principal underwriter of the Funds’ shares in Chile, Peru and Colombia (and other Latin American countries as the Funds and Picton may agree upon from time to time). The Picton Distribution Agreement has been approved by the Board of Trustees. Matthews compensates Picton for its services to the Funds.

Pursuant to the Picton Distribution Agreement, Picton has agreed to qualify under all applicable laws in Chile, Peru and Colombia (and other Latin American countries as the Funds and Picton may agree upon from time to time) in connection with the distribution of the Funds’ shares in such countries. Picton is not, and is not required to be, a broker-dealer registered with the SEC or a member of FINRA.

Compensation Paid to Principal Underwriters

For the fiscal years ended December 31, 2025, 2024, and 2023, neither the Trust nor any Fund paid compensation to any principal underwriter. In addition, for those years, no underwriting commissions were charged or amounts were retained by the principal underwriters.

Rule 12b-1 Plan (Distribution Plan)

The Trust’s 12b-1 Plan (the “Plan”) is inactive. The Plan authorizes the use of the Funds’ assets to compensate parties that provide distribution assistance or shareholder services, including, but not limited to, printing and distributing prospectuses to persons other than shareholders, printing and distributing advertising and sales literature and reports to shareholders used in connection with selling shares of the Funds, and furnishing personnel and communications equipment to service shareholder accounts and prospective shareholder inquiries. Although the Plan currently is not active, it is reviewed by the Board annually in case the Board decides to re-activate the Plan. The Plan would not be re-activated without prior notice to shareholders and any amounts payable under the Plan would be subject to applicable operating expense limitations. If the Plan were reactivated, the fee would be up to 0.25% for the Investor Class of each Fund and would be paid out of the Fund’s assets on an on-going basis, such that over time that fee would increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder Servicing and Administration and other Service Providers

Shareholder Servicing and Administration

The Bank of New York Mellon (“BNY Mellon”) provides certain administrative services to the Trust pursuant to a Second Amended and Restated Investment Company Services Agreement dated as of April 1, 2007, as amended from time to time (the “Investment Company Services Agreement”). Under the Investment Company Services Agreement, BNY Mellon provides certain accounting and financial administration services for the Trust including, among other things, the computation of the NAVs of the Funds’ shares, maintenance of certain of the Funds’ books and financial records, preparation and filing of shareholder reports, preparation and filing of certain tax returns and coordination of the payment of Fund-related expenses through the custodian. BNY Mellon also provides certain regulatory administration services including, among other things, the preparation of agendas and resolutions for quarterly Board meetings, maintenance of the Trust’s corporate records and assistance with the preparation and filing of the annual update to the Trust’s registration statement with the SEC.

In addition, pursuant to the Investment Company Services Agreement, BNY Mellon provides certain transfer agency and other shareholder services for shareholders who open accounts directly with BNY Mellon. Such services include maintaining shareholder accounts, generating shareholder statements, providing taxpayer information, and performing related servicing generally (collectively, “transfer agency and shareholder services”).

During the fiscal years ended December 31, 2025, 2024, and 2023, the aggregate amounts paid by the Funds to BNY Mellon for accounting and administration services totaled $374,011, $474,632, and $757,541, respectively, and are broken down as follows. The Matthews Asia ex China Fund is not included in the table below because it had not yet commenced operations as of December 31, 2025.

	Fees Paid to	Fees Paid to	Fees Paid to
	Administrator During	Administrator During	Administrator During
Fund	FYE 12-31-23	FYE 12-31-24	FYE 12-31-25
Matthews Asian Growth and Income Fund[1]	$41,432	$23,202	N/A
Matthews Asia Dividend Fund	122,240	60,241	$44,952
Matthews China Dividend Fund[2]	15,195	7,992	7,477
Matthews Asia Growth Fund	42,719	25,831	17,199
Matthews Pacific Tiger Fund	272,178	95,093	58,063
Matthews Emerging Markets Sustainable Future Fund	18,164	18,847	16,726
Matthews Asia Innovators Fund	35,294	23,976	22,661
Matthews China Fund	54,133	32,777	32,188
Matthews India Fund	51,478	70,787	60,495
Matthews Japan Fund	52,151	54,110	53,715
Matthews Emerging Markets Small Companies Fund	40,124	54,066	38,725
Matthews China Innovators Fund[3]	10,503	5,990	5,252
Matthews Emerging Markets Equity Fund	1,930	1,720	16,558

[1]	On March 14, 2025, the Matthews Asian Growth and Income Fund was reorganized into the Matthews Emerging Markets Equity Fund.
[2]	On January 27, 2026, the Matthews China Dividend Fund was reorganized into the Matthews Asia Dividend Fund.
[3]	Before April 30, 2026, the Matthews China Innovators Fund was known as the Matthews China Small Companies Fund.

For shareholders who purchase shares through a broker or other financial intermediary (sometimes called fund “supermarkets”), some or all transfer agency and shareholder services may be performed by that intermediary. The services provided by supermarkets (although they vary from supermarket to supermarket) generally include the following: acceptance, processing and settlement of specific shareholder transactions (purchases, redemptions and exchanges); establishing and maintaining transaction clearing relationships; establishing and maintaining individual shareholder records; providing and maintaining periodic and transaction-specific reporting; maintaining shareholder records regarding share splits, reorganizations and other corporate actions; performing anti-money laundering and related regulatory compliance functions that relate to individual shareholders; responding to inquiries regarding the Funds as well as the status of accounts and transactions made by shareholders who own shares through that supermarket; providing NAV, dividend and distribution information to shareholders; and assisting with shareholder communications. Some fund supermarkets also provide the following services: next-day transaction processing services; 24-hour transaction services; performance estimates; research; fund ratings (e.g., Lipper and Morningstar ratings); risk analysis; fund facts and fees; tax information and analysis; independent due diligence of funds; tax lot accounting; internet services; and access to other financial products (e.g., banking and credit). You should contact your supermarket to determine the specific services available to you. For performing transfer agency and shareholder services, the supermarket may seek compensation from the Funds or Matthews. In some cases, the services for which compensation is sought may be bundled with services not related to shareholder servicing, and may include distribution fees. The Board of Trustees has made a reasonable allocation (and periodically reviews the allocation) of the portion of bundled fees, and Matthews pays from its own resources that portion of the fees that the Board of Trustees determines may represent compensation to supermarkets for distribution services.

Various broker-dealers, including, among others, J.P. Morgan Chase Bank, N.A. and Bank of America Merrill Lynch, provide certain shareholder, administrative and sub-transfer agency services to the Funds for compensation under various agreements. Such services include, without limitation, transmission of purchase and redemption orders in accordance with the Funds’ prospectuses; maintenance of separate records for clients; mailing of shareholder confirmations and periodic statements; processing of dividend payments; and provision of shareholder information and support.

The Trust has also entered into an Administration and Shareholder Services Agreement with Matthews as of August 13, 2004, (as amended from time to time, the “Shareholder Services Agreement”). Pursuant to the Shareholder Services Agreement, Matthews provides a range of administrative services that focus on the servicing needed by the Funds and oversight and coordination of their various service providers, as distinct from the services provided by BNY Mellon and supermarkets to shareholder accounts. Matthews’ services may include, on a continuous basis: responding to shareholder communications that come to Matthews directly, indirectly via BNY Mellon or a supermarket, or via the Funds’ website; providing regular communications and investor education materials to shareholders; communicating with investment advisors whose clients own or hold shares of the Funds and providing such other information as may reasonably be requested by shareholders or certain services not provided by the Funds’ transfer agent or by fund supermarkets. Matthews also provides, on a continuous basis, the following administration services: oversight of the activities of BNY Mellon as the Funds’ transfer agent (including the transfer agent’s call center operations); oversight of the Funds’ accounting agent, custodian and BNY Mellon’s administrative functions; assisting with the daily calculation of Fund NAVs; overseeing each Fund’s compliance with its legal, regulatory and ethical policies and procedures; assisting with the preparation of agendas and other materials drafted by other parties, such as BNY Mellon, for Board meetings; providing such other information and assistance to shareholders as they may reasonably request; coordinating and executing the offering (or closure) of a Fund; and general oversight of the vendor community at large as well as industry trends to ensure that shareholders are receiving quality service and technical support.

Pursuant to the Shareholder Services Agreement, the Funds in the aggregate pay Matthews 0.25% of their aggregate average daily net assets up to $2 billion, 0.1834% of their aggregate average daily net assets over $2 billion up to $5 billion, 0.15% of their aggregate average daily net assets over $5 billion up to $7.5 billion, 0.125% of their aggregate average daily net assets over $7.5 billion up to $15 billion, 0.11% of their aggregate average daily net assets over $15 billion up to $22.5 billion, 0.10% of their aggregate average daily net assets over $22.5 billion up to $25 billion, 0.09% of their aggregate average daily net assets over $25 billion up to $30 billion, 0.08% of their aggregate average daily net assets over $30 billion up to $35 billion, 0.07% of their aggregate average daily net assets over $35 billion up to $40 billion, 0.06% of their aggregate average daily net assets over $40 billion up to $45 billion, and 0.05% of their aggregate average daily net assets over $45 billion. Gross fees earned under the Services Agreement, fees waived pursuant to the Fee Waiver Agreement, the net fees and the net fees in basis points for the fiscal years ended December 31, 2025, 2024, and 2023, were as follows.

The Matthews Asia ex China Fund is not included in the tables below because it had not yet commenced operations as of December 31, 2025.

	Fiscal Year Ending Dec. 31, 2025
	Gross Administration and Shareholder Servicing Fees	Fees Waived and/or Expenses Reimbursed by		Net Fee in
Fund	Earned	Matthews	Net Fees	Basis Points
Matthews Asia Dividend Fund	$1,189,183	—	$1,189,183	0.21%
Matthews China Dividend Fund[1]	197,784	—	197,784	0.21%
Matthews Asia Growth Fund	454,960	—	454,960	0.21%
Matthews Pacific Tiger Fund	1,535,636	—	1,535,636	0.21%
Matthews Emerging Markets Sustainable Future Fund	442,395	—	442,395	0.21%
Matthews Asia Innovators Fund	599,281	—	599,281	0.21%
Matthews China Fund	851,292	—	851,292	0.21%
Matthews India Fund	1,600,415	—	1,600,415	0.21%
Matthews Japan Fund	1,420,791	—	1,420,791	0.21%
Matthews Emerging Markets Small Companies Fund	1,024,428	—	1,024,428	0.21%
Matthews China Innovators Fund[2]	138,910	—	138,910	0.21%
Matthews Emerging Markets Equity Fund[3]	438,035	—	438,035	0.21%

[1]	On January 27, 2026, the Matthews China Dividend Fund was reorganized into the Matthews Asia Dividend Fund.
[2]	Before April 30, 2026, the Matthews China Innovators Fund was known as the Matthews China Small Companies Fund.
[3]	On March 14, 2025, the Matthews Asian Growth and Income Fund was reorganized into the Matthews Emerging Markets Equity Fund.

	Fiscal Year Ending Dec. 31, 2024
	Gross Administration and Shareholder Servicing Fees	Fees Waived and/or Expenses Reimbursed by		Net Fee in
Fund	Earned	Matthews	Net Fees	Basis Points
Matthews Asian Growth and Income Fund[1]	581,770	—	581,770	0.20%
Matthews Asia Dividend Fund	1,509,258	—	1,509,258	0.20%
Matthews China Dividend Fund	200,404	—	200,404	0.20%
Matthews Asia Growth Fund	647,222	—	647,222	0.20%
Matthews Pacific Tiger Fund	2,380,031	—	2,380,031	0.20%
Matthews Emerging Markets Sustainable Future Fund	473,297	—	473,297	0.20%
Matthews Asia Innovators Fund	601,415	—	601,415	0.20%
Matthews China Fund	821,954	—	821,954	0.20%
Matthews India Fund	1,777,957	—	1,777,957	0.20%
Matthews Japan Fund	1,357,808	—	1,357,808	0.20%
Matthews Emerging Markets Small Companies Fund	1,356,763	—	1,356,763	0.20%
Matthews China Innovators Fund[2]	150,167	—	150,167	0.20%
Matthews Emerging Markets Equity Fund	43,209	—	43,209	0.20%

[1]	On March 14, 2025, Matthews Asian Growth and Income Fund was reorganized into the Matthews Emerging Markets Equity Fund.
[2]	Before April 30, 2026, the Matthews China Innovators Fund was known as the Matthews China Small Companies Fund.

	Fiscal Year Ending Dec. 31, 2023
	Gross Administration and Shareholder Servicing Fees	Fees Waived and/or Expenses Reimbursed by		Net Fee in
Fund	Earned	Matthews	Net Fees	Basis Points
Matthews Asian Growth and Income Fund[1]	$910,316	$—	$910,316	0.18%
Matthews Asia Dividend Fund	2,688,362	—	2,688,362	0.18%
Matthews China Dividend Fund	333,530	—	333,530	0.18%
Matthews Asia Growth Fund	938,233	—	938,233	0.18%
Matthews Pacific Tiger Fund	5,980,014	(54,495)	5,925,519	0.18%
Matthews Emerging Markets Sustainable Future Fund	402,204	—	402,204	0.18%
Matthews Asia Innovators Fund	776,190	—	776,190	0.18%
Matthews China Fund	1,190,414	—	1,190,414	0.18%
Matthews India Fund	1,143,239	—	1,143,239	0.18%
Matthews Japan Fund	1,153,909	—	1,153,909	0.18%
Matthews Emerging Markets Small Companies Fund	893,272	—	893,272	0.18%
Matthews China Innovators Fund[2]	230,701	—	230,701	0.18%
Matthews Emerging Markets Equity Fund	42,566	—	42,566	0.18%

[1]	On March 14, 2025, Matthews Asian Growth and Income Fund was reorganized into the Matthews Emerging Markets Equity Fund.
[2]	Before April 30, 2026, the Matthews China Innovators Fund was known as the Matthews China Small Companies Fund.

Transfer Agent

BNY Mellon is currently located at 103 Bellevue Parkway, Wilmington, DE 19809 and provides transfer agency and dividend disbursing agent services for the Funds. As part of these services, BNY Mellon maintains records pertaining to the sale, redemption and transfer of each Fund’s shares and distributes each Fund’s cash distributions to shareholders.

Custodian

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110, is the custodian of the Trust’s assets pursuant to a custodian agreement. Under the custodian agreement, Brown Brothers Harriman & Co. (i) maintains a separate account or accounts in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) accepts receipts and makes disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distributions on account of each Fund’s securities, and (v) makes periodic reports to the Board of Trustees concerning each Fund’s operations. Although the Trust no longer has in effect a committed line of credit for purposes of funding proceeds for redemptions, a Fund might be able to use an overdraft from the custodian if needed under certain circumstances for temporary or emergency purposes. Any overdraft made available by the custodian would be in the discretion of the custodian, may not be available when needed by a Fund and would likely be more expensive than a comparable borrowing under a formal line of credit.

Counsel to the Trust

Paul Hastings LLP, 101 California Street, 48th Floor, San Francisco, CA 94111, serves as counsel to the Trust.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 405 Howard Street, Suite 600, San Francisco, CA 94105, serves as the independent registered public accounting firm of the Trust. The firm provides audit services and assistance and consultation with respect to regulatory filings with the SEC. The books of each Fund will be audited at least once each year by PricewaterhouseCoopers LLP.

Brokerage Allocation and Other Practices

Matthews is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Funds. The primary consideration in all portfolio transactions will be seeking the best execution of the transaction taking into account the net proceeds of the transaction as well as qualitative factors.

In selecting and monitoring broker-dealers and negotiating commissions, Matthews may consider a number of factors, including, for example, net price, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future and other matters involved in the receipt of brokerage services generally.

Matthews may also purchase from a broker or allow a broker to pay for certain execution-related and research services, including economic and market information, portfolio strategy advice, industry and company comments, technical data, recommendations, general reports, consultations, performance measurement data, on-line pricing and news services. The Funds do not engage in “directed brokerage,” or the compensation of a broker-dealer for promoting or selling the Funds’ shares by directing portfolio securities transactions to that broker or dealer.

Matthews may cause the Funds to pay a brokerage commission in excess of that which another broker-dealer might charge for effecting the same transaction in recognition of the value of these execution-related and research services. In such a case, however, Matthews will determine in good faith that such commission is reasonable in relation to the value of brokerage and research provided by such broker-dealer, viewed in terms of either the specific transaction or Matthews’ overall responsibilities to the portfolios over which Matthews exercises investment authority. Research services furnished by brokers through whom Matthews intends to effect securities transactions may be used in servicing all of Matthews’ accounts; not all of such services may be used by Matthews in connection with accounts that paid commissions to the broker providing such services. In conducting all of its soft dollar relationships, Matthews will seek to take advantage of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

Matthews will attempt to allocate portfolio transactions among the Funds and other accounts on a fair basis whenever concurrent decisions are made to purchase or sell securities by the Funds and other accounts. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Funds and the other accounts. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of Matthews, however, the results of such procedures will, on the whole, be in the best interests of each of the accounts it manages.

For the fiscal years ended December 31, 2025, 2024, and 2023, the aggregate brokerage commissions paid by the Trust on behalf of the Funds amounted to $ 8,421,500, $18,780,718, and $15,249,253, respectively. All such amounts were considered by the Funds in directing transactions to a broker dealer because of proprietary or third party research services provided by such broker dealers. The aggregate brokerage commissions attributable to each Fund are set forth below. The Matthews Asia ex China Fund is not included in the table below because it had not yet commenced operations as of December 31, 2025.

	Brokerage Commissions Paid During	Brokerage Commissions Paid During	Brokerage Commissions Paid During
Fund	FYE 12-31-23	FYE 12-31-24	FYE 12-31-25
Matthews Asian Growth and Income Fund[1]	$356,997	$138,138	N/A
Matthews Asia Dividend Fund	3,849,516	650,080	$911,034
Matthews China Dividend Fund[2]	178,842	166,409	114,655
Matthews Asia Growth Fund	1,143,408	1,242,893	514,087
Matthews Pacific Tiger Fund	2,764,286	10,514,203	1,817,171
Matthews Emerging Markets Sustainable Future Fund	375,928	295,463	320,362
Matthews Asia Innovators Fund	2,371,065	1,479,881	586,767
Matthews China Fund	919,678	591,088	360,233
Matthews India Fund	990,837	1,837,294	1,189,098
Matthews Japan Fund	1,235,702	950,828	1,320,942
Matthews Emerging Markets Small Companies Fund	769,887	721,317	693,872
Matthews China Innovators Fund[3]	262,488	115,606	66,622
Matthews Emerging Markets Equity Fund	30,619	77,518	526,657

[1]	On March 14, 2025, Matthews Asian Growth and Income Fund was reorganized into the Matthews Emerging Markets Equity Fund.
[2]	On January 27, 2026, the Matthews China Dividend Fund was reorganized into the Matthews Asia Dividend Fund.
[3]	Before April 30, 2026, the Matthews China Innovators Fund was known as the Matthews China Small Companies Fund.

Each Fund may at times invest in securities of its regular broker-dealers or the parent of its regular broker-dealers. The Funds held securities of the following broker-dealers, which were their regular broker-dealers as of December 31, 2025.

Fund	Issuer	Value of Fund’s Aggregate Holdings of Issuer
Matthews Emerging Markets Equity Fund[1]	Macquarie Group, Ltd	$4,093,719
Matthews Asian Growth Fund	Macquarie Group Ltd.	$2,033,574
Matthews Asia Dividend Fund	Macquarie Group Ltd.	$5,576,461

[1]	On March 14, 2025, Matthews Asian Growth and Income Fund was reorganized into the Matthews Emerging Markets Equity Fund.

Shares of Beneficial Interest

The Funds are authorized to issue an unlimited number of shares of beneficial interest, each with a $0.001 par value. Shares of a particular Fund represent equal proportionate interests in the assets of that Fund only, and have identical voting, dividend, redemption, liquidation and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights.

Each Fund, other than the Matthews Asia ex China Fund, currently offers shares in two separate Classes: Investor Class and Institutional Class. Pursuant to the Trust’s Multiple Class Plan, the only differences among the various classes of shares relate solely to the following: (a) each class may be subject to different class expenses as outlined in the Prospectus; (b) each class may bear a different identifying designation; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; and (e) each class may provide for the automatic conversion of that class into another class. The Matthews Asia ex China Fund currently offers only Institutional Class shares.

Each whole share is entitled to one vote as to each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. The voting rights of shareholders can be changed only by a shareholder vote.

Each Fund may be terminated upon the sale and conveyance of its assets to another Fund, partnership, association, corporation, or entity, or upon the sale and conversion into money of its assets. The Board may terminate or sell all or a portion of the assets of the Fund without prior shareholder approval. In the event of the dissolution or liquidation of a Fund, shareholders of the Fund are entitled to receive the underlying assets of a Fund available for distribution.

All accounts will be maintained in book entry form and no share certificates will be issued.

Purchase, Redemption and Pricing of Shares

Purchase of Shares

Fund shares may be purchased in the United States through the Underwriter or certain financial intermediaries who may charge a fee for their services and may be purchased in Latin America through Picton. Shares purchased through a broker-dealer or other third-party intermediary may be subject to a commission or other service or transaction fee charged by that intermediary, which would be in addition to the NAV paid by an investor. Another share class may have a different or no such commission or fee.

Determination of Net Asset Value

Generally, the NAV per share of each Class of each Fund will be determined as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. The Funds’ NAVs are not determined on days that the NYSE is closed and at other times described in the Prospectus. However, the Funds may, under extraordinary circumstances, calculate the NAV of their respective shares on days on which the NYSE is closed for trading. The NYSE is closed on the days on which the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

The value of the Funds’ exchange-traded securities is based on market quotations for those securities, or on their fair value determined by Matthews as the valuation designee (“Valuation Designee”) with the oversight of the Board of Trustees (as described below). A Fund’s portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of last reported sales prices. For exchange-traded securities, market value also may be determined on the basis of the exchange’s Official Closing Price or Settlement instead of the last reported sales prices.

Investments for which market quotations are not readily available are valued at fair value in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated Matthews as the Valuation Designee for each Fund to perform the fair value determination relating to all Fund investments. Matthews may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Market quotations are provided by Pricing Sources that are independent of the Funds and Matthews. Foreign exchange-traded securities are valued as of the close of trading on the primary exchange on which they trade. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued by third-party vendors or by using indicative bid quotations from bond dealers or market makers, or other available market information, often from the principal (or most advantageous) market on which the security is traded, or valued based on their fair value as determined by Matthews as the Valuation Designee with the oversight of the Board of Trustees. The Funds may also utilize independent Pricing Sources to assist them in determining a current market value for each security based on sources believed to be reliable.

In addition, the Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which they invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gains tax is determined to apply, the Funds may accrue an estimated deferred tax liability for unrealized gains in excess of available carryforwards. This accrual may reduce a Fund’s NAV.

Short-term fixed-income securities having a maturity of 60 days or less are valued at amortized cost, which the Valuation Designee believes represents fair value. When a security is valued at amortized cost, it is first valued at its purchase price. After it is purchased, it is valued by assuming a constant amortization to maturity of any discount or premium (because the Funds are highly likely to hold the security until it matures and then receive its face value), regardless of the way of changing interest rates could change the market value of the instrument.

Generally portfolio securities subject to a “foreign share” premium are valued at the local share prices (i.e., without including any foreign share premium). In addition, in certain countries shares may be purchased in a local class or, subject to certain limitations, in a class reserved for foreign purchasers.

Foreign values of the Funds’ securities, when held by the Funds, are converted to U.S. dollars using exchange rates determined as of the close of trading on the NYSE and in accordance with the Funds’ Pricing and Valuation Policy and Procedures adopted by the Board (the “Pricing Policies”). The Funds generally use the foreign currency exchange rates deemed to be most appropriate by a foreign currency pricing service that is independent of the Funds and Matthews.

Trading in securities on Asia Pacific exchanges, various other foreign exchanges, and over-the-counter markets is normally completed well before the close of the business day in New York. In addition, securities trading in Asia Pacific and various foreign markets may not take place on all business days in New York. Furthermore, trading takes place in markets of Asia Pacific and in various foreign markets on days that are not business days on which the NYSE is open and therefore the Funds’ NAVs are not calculated.

The Valuation Designee reviews and monitors the Pricing Policies. The Valuation Designee is responsible for determining the fair value of the Funds’ securities as needed in accordance with the Pricing Policies and performs such other tasks as it deems necessary, subject to oversight by and periodic reporting to the Board. The Valuation Designee meets on an ad hoc basis to discuss issues relating to the valuation of securities held by the Funds.

Pursuant to the Pricing Policies, the Funds value any exchange-traded security for which market quotations are unavailable or have become unreliable, and any over-the-counter security for which indicative quotes are unavailable, at that security’s fair market value. In general, the fair value of such securities is determined, in accordance with the Pricing Policies by a pricing service retained by the Funds that is independent of the Funds and Matthews. There may be circumstances in which the Funds’ independent pricing service is unable to provide a reliable price of a security. In addition, when establishing a security’s fair value, the independent pricing service may not take into account events that occur after the close of Asian and other foreign markets but prior to the time the Funds calculate their NAVs. Similarly, there may be circumstances in which a foreign currency exchange rate is deemed inappropriate for use by the Funds or multiple appropriate rates exist. In such circumstances, the Board of Trustees has delegated the responsibility of making fair-value determinations to Matthews as Valuation Designee. In these circumstances, the Valuation Designee will determine the fair value of a security, or a fair exchange rate, in good faith, in accordance with the Pricing Policies. Changes in a Fund’s NAV may not track changes in published indices of, or benchmarks for, Asia Pacific and other foreign market securities. Similarly, changes in a Fund’s NAV may not track changes in the value of closed-end investment companies, exchange-traded funds or other similar investment vehicles.

Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Funds’ shares into U.S. dollars at the prevailing market rates, as determined in accordance with the Pricing Policies.

Redemptions in Kind

At the organizational meeting of the Trust, the Board directed that the Trust elect to pay redemptions in cash as consistent with Rule 18f-1 under the 1940 Act. The Board further directed that Form N-18F-1 be filed with the SEC on the Trust’s behalf committing the Trust to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90 calendar day holding period to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. This means that the Trust could, if the redemption is larger than $250,000 or 1% of the NAV of the Fund, pay a redemption with the securities held in the Fund’s portfolio. If this occurred, the shareholder receiving these portfolio securities would incur transaction charges if such shareholder were to convert the securities into cash. Due to market restrictions in certain markets, the option of the Funds to redeem in kind may be limited.

Equalization

For any of its fiscal years, a Fund may use an accounting method (known as “equalization”) that is designed to allocate equitably the tax burden of that Fund to all of its shareholders regardless of when during a tax year an individual shareholder redeemed (if ever) his or her shares of the Fund. Equalization allocates a pro rata share of taxable income to departing shareholders when they redeem shares of the Funds, reducing the amount of the distribution to be made to remaining shareholders of each Fund.

Dividends and Distributions

Dividends from net investment income, if any, are normally declared and paid by the Funds in December. Capital gains distributions, if any, are normally made after October 31. The Funds may make additional payments of dividends or distributions if they deem it to be desirable and in the best interests of shareholders at other times during the year. The Matthews Asia Dividend Fund seeks to distribute income quarterly in March, June, September and December. However, there can be no assurances that any particular Fund will have income to distribute for any given period. Any dividend or distributions paid by the Funds have the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend of distribution. To the extent the Funds make a mid-year distribution of realized capital gains, the Funds run a greater risk of over- distributing because subsequent capital losses realized prior to October 31 may more than offset the amount of the distribution. An over-distribution of capital gains is in effect a return of capital. Therefore, the Funds will only make a special mid-year distribution of capital gains in circumstances where the Board of Trustees has determined that it is more likely than not to be in the best interests of shareholders generally and that the amount of the distribution is not likely to result in an unintended return of capital. It is also possible that certain tax adjustments can lower the amount of distributable income, which might result in a return of capital for income oriented funds that will still distribute income or cash generated by their investment portfolio.

Taxation of the Funds

In General

Each Fund has elected and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Code. In order to so qualify for any taxable year, a fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) distribute at least 90% of its dividend, interest and certain other income each year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a fund’s total assets and 10% of the outstanding voting securities of such issuer, and have no more than 25% of its assets invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer, or of two or more issuers which the fund controls and which are engaged in the same, similar or related trades and businesses, or of one or more qualified publicly traded partnerships.

To the extent each Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income paid to shareholders in the form of dividends or capital gains distributions.

Because a significant percentage of the Matthews Asia ex China Fund’s shares are owned by one or more affiliated shareholders, the Fund is subject to certain tax risks, including that the Fund could be treated as a “personal holding company” under the tax code and related rules, which can result in a tax penalty to the Fund on certain of its income or subject the Fund to other tax rules and tax consequences.

An excise tax will be imposed on the excess, if any, of a Fund’s required distributions over actual distributions in any calendar year. Generally, the required distribution is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one-year period ending on October 31 plus undistributed and untaxed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax, but there can be no assurances that each Fund will make sufficient distributions each period to, or otherwise, avoid all taxes imposed at the level of the Fund. Dividends declared by the Funds during October, November or December to shareholders of record on a specified date in such months and paid during January of the following year will be taxable to shareholders in the year they are declared, rather than the year in which they are received.

Shareholders will be subject to federal income taxes on distributions made by the Funds whether received in cash or additional shares of a Fund. Distributions of net investment income and net capital gains, if any, will be taxable to shareholders without regard to how long a shareholder has held shares of the Funds. Some dividends paid by the Funds may qualify in part for the dividends received deduction for corporations. In addition, a portion of the dividends of a Fund paid to shareholders may be eligible for the reduced federal tax rate applicable to qualified dividend income of the Fund if certain holding periods are met. Eligibility for this reduced tax rate depends on the underlying investments of the Fund and is uncertain each year.

The Funds will notify shareholders each year of the amount of dividends and distributions, and the portion of their dividends which qualify for the corporate dividends-received deduction or any reduced rate of taxation applicable to qualified dividends (i.e., dividends eligible to be taxed at rates applicable to long-term capital gains).

At the time of an investor’s purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in a Fund’s portfolio or undistributed taxable income of a Fund. Consequently, subsequent distributions by a Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the trading value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment. In general, a Fund may make taxable distributions even during periods in which the share price has declined. Tax consequences are not the primary consideration of the Funds in implementing their investment strategies.

Taxes Regarding Options, Futures and Foreign Currency Transactions

When the Funds write a call, or purchase a put option, an amount equal to the premium received or paid by it is included in the Funds’ accounts as an asset and as an equivalent liability. In writing a call, the amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written.

The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option that a Fund has written expires on its stipulated expiration date, that Fund recognizes a short-term capital gain. If the Fund enters into a closing purchase transaction with respect to an option that the Fund has written, the Fund realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option that the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

The premium paid by a Fund for the purchase of a put option is recorded in that Fund’s assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option that the Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If the Fund exercises a put option, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale, which will be decreased by the premium originally paid.

Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by a Fund at the end of each fiscal year on a broad-based stock index will be required to be “marked-to-market” for federal income tax purposes. 60% of any net gain or loss recognized on such deemed sales or on any actual sales it will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gain or loss (“60%/40% gain or loss”). Certain options, futures contracts and options on futures contracts utilized by a Fund are “Section 1256 contracts.” Any gains or losses on Section 1256 contracts held by a Fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60%/40% gain or loss.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to stockholders.

Passive Foreign Investment Companies

Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year and on October 31st of each calendar year for excise tax purposes. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs are not eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Other U.S. and Foreign Tax Issues

India. The tax rates discussed hereunder reflect India tax rules generally applicable to foreign portfolio investors (“FPIs”) and may apply to a Fund’s investments in Indian securities. In India, a tax of 20% plus applicable surcharges is currently imposed on gains from sales of equities held not more than one year and sold on a recognized stock exchange in India. Gains from sales of equity securities in other cases are taxed at a rate of 30% plus applicable surcharges (for securities held not more than one year) or 12.5% (for securities held for more than one year). Also in India, the tax rate on gains from sales of listed debt securities is currently 12.5% plus applicable surcharges if the securities have been held more than one year and 30% plus applicable surcharges if the securities have been held not more than one year. Securities transaction tax applies for specified transactions at specified rates. India imposes a tax on interest on securities at a rate of 20% plus applicable surcharges. This tax is imposed on the investor and payable prior to repatriation of sales proceeds. The tax is computed on net realized gains post set of current year brought forward losses in the manner prescribed under Indian domestic tax law (i.e., long term capital losses can be set off only against long term capital gains while short term capital loss can be set off against both long term capital gains and short term capital gains). Further, any realized losses during a tax year in excess of gains may be carried forward for a period of up to eight years to offset future gains in a similar manner as prescribed. India imposes a tax on dividends paid by an Indian company at a rate of 20% plus applicable surcharges. This tax is imposed on the investor and subject to withholding tax. Further, the balance tax after adjusting the tax withheld if any is payable by a Fund prior to repatriation. Please refer to the Determination of Net Asset Value section for information on how treatment of these taxes may affect a Fund’s daily NAV.

The General Anti-Avoidance Rules (“GAAR”) under Indian tax law empower the Indian tax authorities to investigate and declare any arrangement it determines to be an “impermissible avoidance arrangement” and impose penalties and interest. It is noted that there is a relaxation provided from the applicability of GAAR to funds (i) holding a Foreign Portfolio Investor registration, (ii) investing in listed and unlisted securities in accordance with the Securities Exchange Board of India (Foreign Portfolio Investor Regulations), 2019 and (iii) that have not availed itself of any tax treaty relief. Although the Trust does not consider any Fund to be engaged in such an avoidance arrangement, and further, have noted the relaxation available on satisfaction of the conditions, there cannot be any assurances as to the determinations that could be made by Indian tax authorities.

China. The taxation on dividends and capital gains derived by nonresident enterprises was largely changed when China adopted the unified Enterprise Income Tax law effective as of January 1, 2008. Although the Chinese authorities have issued various tax circulars since then to provide the much-needed clarification, the tax treatment of capital gains derived by nonresident enterprises, such as the Funds, on shares issued by a Chinese resident company remains unclear. To the extent that such taxes are imposed on dispositions of holdings of the Funds, the Funds’ returns would be adversely impacted.

South Korea. The government of South Korea has imposed a non-recoverable withholding tax and resident tax aggregating 16.5% on dividends and 13.2% on interest paid by South Korean issuers. Under U.S.-South Korea income tax treaty, there is no South Korean withholding tax on realized capital gains.

General. The Funds consider the impact of a country’s tax laws and regulations, as well as withholding, when considering investment decisions. The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable U.S. federal or non-U.S. tax consequences of an investment in the Funds. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes, as well as any foreign tax implications.

Backup Withholding. U.S. federal tax law requires that a Fund withhold as “backup withholding,” at a current rate of 24%, certain reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who fail to provide the Fund with a valid taxpayer identification number, make certain required certifications, have been notified by the Internal Revenue Service (“IRS”) that they are subject to federal backup withholding, or with respect to whom the Fund has been notified by the IRS that federal backup withholding applies. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. Backup withholding is not an additional tax and any amounts withheld may be applied to the taxpayer’s ultimate federal income tax liability if proper documentation is timely provided to the IRS.

FATCA. Under the U.S. Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax on each Fund’s distributions generally applies, subject to any applicable intergovernmental agreements, if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a foreign financial institution, it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. Under proposed Treasury regulations on which taxpayers may rely until final regulations are in place, FATCA withholding does not apply to capital gain distributions from a Fund or on gross proceeds of a sale or disposition of Fund shares. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exception or reduction. The Funds will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

The foregoing discussion relates solely to U.S. investors. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Funds, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty) or the possible applicability of FATCA.

The above discussion and the related discussions in the prospectuses are not intended to be complete discussions of all applicable tax consequences of an investment in a Fund, or changes in U.S. and foreign tax laws that may become effective after the date of this SAI. Paul Hastings LLP has expressed no opinion in respect thereof. Shareholders are advised to consult with their own tax advisors concerning the application of federal, state, local, and foreign taxes to an investment in a Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), Matthews may pay the intermediary for the sale of Fund shares and related services. Shareholders who purchase or hold Fund shares through an intermediary may inquire about such payments from that intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Other Information

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part. Each such statement is qualified in all respects by such reference.

Reports to Shareholders

Each year, shareholders will receive tailored shareholder reports describing the Funds’ investment operations for the six-month period ended June 30 and the year ended December 31. Unaudited semi-annual financial statements and annual financial statements audited by independent certified public accountants are posted on the Funds’ website at matthewsasia.com. The Funds’ Form N-CSR is available at matthewsasia.com and upon request. Inquiries regarding the Funds may be directed to Matthews at (800) 789-ASIA (2742).

Financial Statements

The financial statements for the Funds, including the notes thereto, as of December 31, 2025, are incorporated by reference from the Funds’ Form N-CSR as filed with the SEC.

Appendix: Bond Ratings

A Fund’s investments may range in quality from securities rated in the lowest category in which a Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Group (“S&P”) or Fitch Investor Service, Inc., (“Fitch”), or, if unrated, determined by Matthews to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

•	High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by Matthews.

•	Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by Matthews.

•

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are considered predominantly speculative with respect to the issuer’s ability to repay principal and interest.

The following is a description of the ratings categories used by Moody’s, S&P and Fitch applicable to fixed income securities. Moody’s classifies corporate bonds as follows:

“Aaa” – Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” – Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

“A” – Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” – Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba” – Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B” – Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa” – Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca” – Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C” – Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

Moody’s classifies corporate short-term debt as follows:

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P describes classification of corporate and municipal debt as follows:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-) – The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Provisional ratings:

“p” The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

“r” The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Fitch describes classification of long term credit ratings of debt securities as follows:

“AAA”: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”: Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”: High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB”: Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

“BB”: Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B”: Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC,” “C”: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

“DDD,” “DD,” “D”: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

“NR” indicates that Fitch does not rate the issuer or issue in question.

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Matthews International Funds
Form N-1A
Part C—Other Information
Item 28.
Exhibits
(a)(1)	Trust Instrument and Certificate of Trust is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 5 on December 26, 1996.
(a)(2)	Amendment No. 1 to Trust Instrument was filed electronically with Post-Effective Amendment 97 on June 30, 2022.
(b)	By-Laws are incorporated herein by reference to and were filed electronically with Post-Effective Amendment No. 5 on December 26, 1996.
(c)	See Articles II and VII of the Registrant’s Trust Instrument.
(d)(1)	Reserved
(d)(2)	Reserved
(d)(3)
Investment Advisory Agreement between Matthews International Capital Management, LLC and
Matthews International Funds, on behalf of each series of the Trust, dated August 31, 2004, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
22 on October 28, 2004.

(d)(4)
Amended Appendix A to the Investment Advisory Agreement between Matthews International Capital
Management, LLC and Matthews International Funds, dated August 12, 2005 to reflect the addition of the Matthews India Fund, is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 27 on October 31, 2005

(d)(5)
Amended Appendix A to the Investment Advisory Agreement between Matthews International Capital
Management, LLC and Matthews International Funds, dated August 11, 2006 to reflect the addition of the Matthews Asia Dividend Fund, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 29 on August 15, 2006.

(d)(6)
Amendment to the Investment Advisory Agreement between Matthews International Capital
Management, LLC and Matthews International Funds, dated August 31, 2007 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 32, effective
April 29, 2008.

(d)(7)
Amendment to the Investment Advisory Agreement between Matthews International Capital
Management, LLC and Matthews International Funds, dated September 15, 2008, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 35 on
September 15, 2008.

(d)(8)
Amended Appendix A to the Investment Advisory Agreement between Matthews International Capital
Management, LLC and Matthews International Funds, dated November 30, 2009 to reflect the addition of the Matthews China Dividend Fund, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 39 on February 26, 2010.

(d)(9)
Amendment to the Investment Advisory Agreement between Matthews International Capital
Management, LLC and Matthews International Funds, dated May 19, 2011 to reflect the addition of the Matthews China Small Companies Fund, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 46 on May 31, 2011.

(d)(10)
Amendment to the Investment Advisory Agreement between Matthews International Capital
Management, LLC and Matthews International Funds, dated November 30, 2011 to reflect the addition of the Matthews Asia Total Return Bond Fund (formerly known as the Matthews Asia
Strategic Income Fund), is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 50 on November 29, 2011.

(d)(11)
Amendment to the Investment Advisory Agreement between Matthews International Capital
Management, LLC and Matthews International Funds, dated April 30, 2013 to reflect the addition of the Matthews Asia Focus Fund and Matthews Emerging Asia Fund, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 55 on April 30, 2013.

(d)(12)
Amendment to the Investment Advisory Agreement between Matthews International Capital
Management, LLC and Matthews International Funds, dated September 1, 2013 to reflect an amendment to Appendix B, is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 57 on April 30, 2014.

(d)(13)
Amendment to the Investment Advisory Agreement between Matthews International Capital
Management, LLC and Matthews International Funds, dated September 1, 2014 to reflect an amendment to Appendix B, is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 60 on April 30, 2015.

(d)(14)
Amendment to the Investment Advisory Agreement between Matthews International Capital
Management, LLC and Matthews International Funds, dated April 30, 2015 to reflect the addition of the Matthews Asia ESG Fund, is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 60 on April 30, 2015.

(d)(15)
Amendment to the Investment Advisory Agreement between Matthews International Capital
Management, LLC and Matthews International Funds, dated November 30, 2015 to reflect the addition of the Matthews Asia Value Fund, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 63 on November 30, 2015.

(d)(16)
Investment Advisory Agreement between Matthews International Capital Management, LLC and
Matthews International Funds, on behalf of each series of the Trust, dated February 1, 2016, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
68 on April 28, 2016.

(d)(17)
Amended Appendix A to the Investment Advisory Agreement between Matthews International Capital
Management, LLC and Matthews International Funds to reflect the addition of the Matthews Asia
Credit Opportunities Fund and the renaming of the Matthews Asia Innovators Fund (formerly known as the Matthews Asia Science and Technology Fund) is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 68 on April 28, 2016.

(d)(18)
Amendment to Investment Advisory Agreement between Matthews International Capital
Management, LLC and Matthews International Funds, effective as of August 30, 2018, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
83 on April 30, 2019.

(d)(19)
Amendment to Investment Advisory Agreement between Matthews International Capital
Management, LLC and Matthews International Funds to reflect the addition of the Matthews
Emerging Markets Equity Fund, the renaming of the Matthews Asia Total Return Bond Fund
(formerly known as the Matthews Asia Strategic Income Fund), and the liquidation of the Matthews
Asia Focus Fund is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 89 on April 29, 2020.

(d)(20)
Amendment to Investment Advisory Agreement between Matthews International Capital
Management, LLC and Matthews International Funds to reflect the renaming of the Matthews
Emerging Markets Small Companies Fund (formerly known as the Matthews Asia Small Companies
Fund), the reorganization and liquidation of the Matthews Emerging Asia Fund, and the liquidation of the Matthews Asia Value Fund is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 92 on April 30, 2021.

(d)(21)
Investment Management Agreement between Matthews International Capital Management, LLC and
Matthews International Funds, on behalf of the Matthews Emerging Markets Equity Active ETF,
Matthews Asia Innovators Active ETF and Matthews China Active ETF, dated June 30, 2022 was filed electronically with Post-Effective Amendment 97 on June 30, 2022.

(d)(22)
Amendment to Investment Management Agreement between Matthews International Capital
Management, LLC and Matthews International Funds to reflect the addition of the Matthews
Emerging Markets ex China Active ETF, dated December 30, 2022 was filed electronically with
Post-Effective Amendment 101 on December 30, 2022.

(d)(23)
Amendment to Investment Management Agreement between Matthews International Capital
Management, LLC and Matthews International Funds dated February 28, 2023 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment 105 on April 28, 2023.

(d)(24)
Amendment to Investment Management Agreement between Matthews International Capital
Management, LLC and Matthews International Funds to reflect the addition of the Matthews Korea
Active ETF dated April 28, 2023 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment 105 on April 28, 2023.

(d)(25)
Amendment to Investment Management Agreement between Matthews International Capital
Management, LLC and Matthews International Funds to reflect the addition of the Matthews
Emerging Markets Sustainable Future Active ETF, Matthews Pacific Tiger Active ETF, Matthews
India Active ETF, Matthews Japan Active ETF and Matthews Asia Dividend Active ETF dated
September 20, 2023 is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment 107 on September 20, 2023.

(d)(26)
Amendment to Investment Management Agreement between Matthews International Capital
Management, LLC and Matthews International Funds to reflect the addition of the Matthews
Emerging Markets Discovery Active ETF and Matthews China Discovery Active ETF effective as of
December 29, 2023 is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 109 on December 15, 2023.

(d)(27)
Amendment to Investment Advisory Agreement between Matthews International Capital
Management, LLC and Matthews International Funds to reflect a reduction in advisory fees for the
Matthews Emerging Markets Small Companies Fund and the Matthews China Small Companies
Fund, effective as of January 1, 2024, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 112 on April 29, 2024.

(d)(28)	Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds, dated July 7, 2026, to be filed by amendment.
(d)(29)	Investment Management Agreement between Matthews International Capital Management, LLC and Matthews International Funds, dated July 7, 2026, to be filed by amendment.
(d)(30)
Amendment to Investment Advisory Agreement between Matthews International Capital
Management, LLC and Matthews International Funds to reflect the addition of the Matthews Asia ex
China Fund, dated [ ], 2026, to be filed by amendment.

(e)(1)
Underwriting Agreement for Matthews International Funds with PFPC Distributors, Inc., dated
December 31, 2000, is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 16 on July 16, 2001.

(e)(2)
Amended Schedule A to Underwriting Agreement for Matthews International Funds with PFPC
Distributors, Inc., dated August 15, 2003, to reflect the addition of the Matthews Asia Pacific Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
20 on December 23, 2003.

(e)(3)
Amended Schedule A to Underwriting Agreement for Matthews International Funds with PFPC
Distributors, Inc., dated August 12, 2005, to reflect the addition of the Matthews India Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
27 on October 31, 2005.

(e)(4)
Amended Schedule A to Underwriting Agreement for Matthews International Funds with PFPC
Distributors, Inc., dated August 11, 2006, to reflect the addition of the Matthews Asia Dividend Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment
No. 29 on August 15, 2006.

(e)(5)
Form of Amended Schedule A to Underwriting Agreement for Matthews International Funds with
PFPC Distributors, Inc., dated September 15, 2008, to reflect the addition of the Matthews Emerging
Markets Small Companies Fund (formerly known as the Matthews Asia Small Companies Fund) is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
35 on September 15, 2008.

(e)(6)
Amended Schedule A to Underwriting Agreement for Matthews International Funds with PFPC
Distributors, Inc., dated November 30, 2009, to reflect the addition of the Matthews China Dividend
Fund is incorporated herein by reference to and was filed electronically with Post-Effective
Amendment No. 39 on February 26, 2010.

(e)(7)
Underwriting Agreement between Matthews International Funds and BNY Mellon Distributors Inc.,
dated July 1, 2010, is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 41 on August 27, 2010.

(e)(8)
Underwriting Agreement between Matthews International Funds and BNY Mellon Distributors Inc.,
effective May 27, 2011, is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 48 on September 13, 2011.

(e)(9)
Distribution Agreement among Matthews International Funds, Matthews International Capital
Management, LLC and HMC Partners, dated May 17, 2011, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 46 on May 31, 2011.

(e)(10)
Underwriting Agreement between Matthews International Funds and Foreside Funds Distributors
LLC, dated April 4, 2012, is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 52 on April 27, 2012.

(e)(11)
Amendment to Underwriting Agreement between Matthews International Funds and Foreside Funds
Distributors LLC, dated April 30, 2013, to reflect the addition of the Matthews Asia Focus Fund and
Matthews Emerging Asia Fund is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 55 on April 30, 2013.

(e)(12)
Distribution Agreement between Matthews International Funds and Foreside Funds Distributors LLC,
dated April 30, 2015, is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 60 on April 30, 2015.

(e)(13)
Amendment to the Distribution Agreement between Matthews International Funds and Foreside
Funds Distributors LLC, dated November 30, 2015, to reflect the addition of the Matthews Asia Value
Fund is incorporated herein by reference to and was filed electronically with Post-Effective
Amendment No. 63 on November 30, 2015.

(e)(14)
Amendment to the Distribution Agreement between Matthews International Funds and Foreside
Funds Distributors LLC to reflect the addition of the Matthews Asia Credit Opportunities Fund and the renaming of the Matthews Asia Innovators Fund (formerly known as the Matthews Asia Science and Technology Fund) is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 68 on April 28, 2016.

(e)(15)
Novation to Distribution Agreement between Matthews International Funds and Foreside Funds
Distributors LLC is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 72 on April 27, 2017.

(e)(16)
Amendment to the Distribution Agreement between Matthews International Funds and Foreside
Funds Distributors LLC to reflect the addition of the Matthews Emerging Markets Equity Fund, the renaming of the Matthews Asia Total Return Bond Fund (formerly known as the Matthews Asia
Strategic Income Fund), and the liquidation of the Matthews Asia Focus Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 89 on April 29, 2020.

(e)(17)
Amendment to the Distribution Agreement between Matthews International Funds and Foreside
Funds Distributors LLC to reflect the renaming of the Matthews Emerging Markets Small Companies
Fund (formerly known as the Matthews Asia Small Companies Fund), the reorganization and liquidation of the Matthews Emerging Asia Fund, and the liquidation of the Matthews Asia Value
Fund is incorporated herein by reference to and was filed electronically with Post-Effective
Amendment No. 92 on April 30, 2021.

(e)(18)
Distribution Agreement among Matthews International Funds, Matthews International Capital
Management, LLC and Picton S.A., dated April 30, 2021 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 92 on April 30, 2021.

(e)(19)
Distribution Agreement between Matthews International Funds and Foreside Funds Distributors LLC,
on behalf of the Matthews Emerging Markets Equity Active ETF, Matthews Asia Innovators Active
ETF and Matthews China Active ETF, dated June 30, 2022 was filed electronically with
Post-Effective Amendment 97 on June 30, 2022.

(e)(20)	Form of Authorized Participant Agreement was filed electronically with Post-Effective Amendment 97 on June 30, 2022.
(e)(21)
Amendment to the Distribution Agreement between Matthews International Funds and Foreside
Funds Distributors LLC to reflect the addition of the Matthews Emerging Markets ex China Active
ETF dated December 30, 2022 was filed electronically with Post-Effective Amendment 101 on
December 30, 2022.

(e)(22)
Amendment to the Distribution Agreement between Matthews International Funds and Foreside
Funds Distributors LLC to reflect the addition of the Matthews Korea Active ETF dated April 28,
2023 is incorporated herein by reference to and was filed electronically with Post-Effective
Amendment 105 on April 28, 2023.

(e)(23)
Amendment to the Distribution Agreement between Matthews International Funds and Foreside
Funds Distributors LLC to reflect the addition of the Matthews Emerging Markets Sustainable Future
Active ETF, Matthews Pacific Tiger Active ETF, Matthews India Active ETF, Matthews Japan Active
ETF and Matthews Asia Dividend Active ETF dated September 20, 2023 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment 107 on September 20, 2023.

(e)(24)
Amendment to the Distribution Agreement between Matthews International Funds and Foreside
Funds Distributors LLC to reflect the addition of the Matthews Emerging Discovery Active ETF and
Matthews China Discovery Active effective as of December 29, 2023 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 109 on December 15,
2023.

(e)(25)
Amendment to Distribution Agreement between Matthews International Funds and Foreside Funds
Distributors LLC to reflect the addition of Matthews Asia ex China Fund, dated [ ], 2026, to be filed by amendment.

(f)	Not Applicable.
(g)(1)	Custody Agreement with The Bank of New York, dated September 25, 2000 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on December 21, 2001.
(g)(2)
Amended Schedule II to Custody Agreement with The Bank of New York, dated August 15, 2003 to reflect the addition of the Matthews Asia Pacific Fund, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.

(g)(3)
Amended Schedule II to Custody Agreement with The Bank of New York, dated August 12, 2005 to reflect the addition of the Matthews India Fund, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 27 on October 31, 2005.

(g)(4)
Amended Schedule II to Custody Agreement with The Bank of New York, dated, dated August 11,
2006 to reflect the addition of the Matthews Asia Pacific Equity Income Fund, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 29 on August 15,
2006.

(g)(5)	Custodian Agreement with Brown Brothers Harriman & Co., dated July 20, 2007, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 32 on April 29, 2008.
(g)(6)
Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co., dated
September 15, 2008, to reflect the addition of the Matthews Emerging Markets Small Companies
Fund (formerly known as the Matthews Asia Small Companies Fund) is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 35 on September 15,
2008.

(g)(7)
Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co., dated
November 12, 2009, to reflect the addition of the Matthews China Dividend Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 38 on
November 30, 2009.

(g)(8)
Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co., dated May 19,
2011, to reflect the addition of the Matthews China Small Companies Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 46 on May 31, 2011.

(g)(9)
Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co., dated
November 30, 2011, to reflect the addition of the Matthews Asia Total Return Bond Fund (formerly known as the Matthews Asia Strategic Income Fund) is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 50 on November 29, 2011.

(g)(10)
Futures Customer Account Agreement with HSBC Securities (USA) Inc., dated November 22, 2011, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment
No. 50 on November 29, 2011.

(g)(11)
Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co., dated April 30,
2013, to reflect the addition of the Matthews Asia Focus Fund and Matthews Emerging Asia Fund is
incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
55 on April 30, 2013.

(g)(12)
Customer Agreement for Futures Contracts with UBS Securities LLC, dated September 12, 2014, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
60 on April 30, 2015.

(g)(13)
Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co., dated April 30,
2015, to reflect the addition of the Matthews Asia ESG Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.

(g)(14)
Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co., dated
November 30, 2015, to reflect the addition of the Matthews Asia Value Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 63 on November 30,
2015.

(g)(15)
Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co. to reflect the addition of the Matthews Asia Credit Opportunities Fund and the renaming of the Matthews Asia
Innovators Fund (formerly known as the Matthews Asia Science and Technology Fund) is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
68 on April 28, 2016.

(g)(16)
Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co. to reflect the addition of the Matthews Emerging Markets Equity Fund, the renaming of the Matthews Asia Total
Return Bond Fund (formerly known as the Matthews Asia Strategic Income Fund), and the liquidation of the Matthews Asia Focus Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 89 on April 29, 2020.

(g)(17)
Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co. to reflect the renaming of the Matthews Emerging Markets Small Companies Fund (formerly known as the
Matthews Asia Small Companies Fund), the reorganization and liquidation of the Matthews Emerging
Asia Fund, and the liquidation of the Matthews Asia Value Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 92 on April 30, 2021.

(g)(18)
Custody Agreement among Matthews International Funds, Matthews International Capital
Management, LLC, and The Bank of New York Mellon, on behalf of the Matthews Emerging Markets
Equity Active ETF, Matthews Asia Innovators Active ETF and Matthews China Active ETF, dated
July 7, 2022 was filed electronically with Post-Effective Amendment 101 on December 30, 2022.

(g)(19)
Amendment to Custody Agreement among Matthews International Funds, Matthews International
Capital Management, LLC, and The Bank of New York Mellon to reflect the addition of the Matthews
Emerging Markets ex China Active ETF dated December 30, 2022 was filed electronically with
Post-Effective Amendment 101 on December 30, 2022.

(g)(20)
Amendment to Custody Agreement among Matthews International Funds, Matthews International
Capital Management, LLC, and The Bank of New York Mellon to reflect the addition of the Matthews
Korea Active ETF dated April 28, 2023 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment 105 on April 28, 2023.

(g)(21)
Amendment to Custody Agreement among Matthews International Funds, Matthews International
Capital Management, LLC, and The Bank of New York Mellon to reflect the addition of the Matthews
Emerging Markets Sustainable Future Active ETF, Matthews Pacific Tiger Active ETF, Matthews
India Active ETF, Matthews Japan Active ETF and Matthews Asia Dividend Active ETF dated
August 25, 2023 is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment 107 on September 20, 2023.

(g)(22)
Amendment to Custody Agreement among Matthews International Funds, Matthews International
Capital Management, LLC, and The Bank of New York Mellon to reflect the addition of the Matthews
Emerging Markets Discovery Active ETF and Matthews China Discovery Active ETF effective as of
November 15, 2023 is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 109 on December 15, 2023.

(g)(23)	Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co. to reflect the addition of the Matthews Asia ex China Fund, dated [ ], 2026, to be filed by amendment.
(h)(1)
Investment Company Services Agreement for Matthews International Funds with FPS Services, Inc., dated October 1, 1997, is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 8 on December 31, 1997.

(h)(1)(i)
Amendment to Investment Company Services Agreement, dated November 11, 1997, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 8 on
December 31, 1997.

(h)(1)(ii)	Amendment to Investment Company Services Agreement, dated July 31, 1998, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on December 21, 2001.
(h)(1)(iii)(A)
Amendment No. 3 to Investment Company Services Agreement, dated October 15, 1999, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
13 on December 20, 1999.

(h)(1)(iii)(B)
Amendment to Investment Company Services Agreement, dated December 30, 1998, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on
December 21, 2001.

(h)(1)(iv)
Amendment to Investment Company Services Agreement, dated December 1, 1999, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 13 on
December 20, 1999.

(h)(1)(v)	Reserved.
(h)(1)(vi)	Amendment to Investment Company Services Agreement, dated May 1, 2001, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on December 21, 2001.
(h)(1)(vii)
Anti-Money Laundering and Privacy Amendment to Investment Company Services Agreement, dated
July 24, 2002, is incorporated herein by reference to and was filed electronically with Post-Effective
Amendment No. 17 on December 30, 2002.

(h)(1)(viii)	Amendment to Investment Company Services Agreement, dated August 1, 2002, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 17 on December 30, 2002.
(h)(1)(ix)
Amendment to Investment Company Services Agreement, dated August 15, 2003, to reflect the addition of the Matthews Asia Pacific Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.

(h)(1)(x)
Customer Identification Services Amendment to Investment Company Services Agreement, dated
October 1, 2003, is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 20 on December 23, 2003.

(h)(1)(xi)
Amended and Restated Investment Company Services Agreement, dated June 1, 2004, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 27 on
October 31, 2005.

(h)(1)(xii)
Amended Schedule A to Investment Company Services Agreement, dated August 12, 2005, to reflect the addition of the Matthews India Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 27 on October 31, 2005.

(h)(1)(xiii)
Amended Schedule A to Investment Company Services Agreement, dated August 11, 2006, to reflect the addition of the Matthews Asia Dividend Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 29 on August 15, 2006.

(h)(1)(xiv)	Amendment to Investment Company Services Agreement, dated May 8, 2007, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 32 on April 29, 2008.
(h)(1)(xv)
Second Amended and Restated Investment Company Services Agreement, dated April 2, 2008, with effect from April 1, 2007, is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 33 on June 18, 2008.

(h)(1)(xvi)
Services Standards related to the Second Amended and Restated Investment Company Services
Agreement, dated April 2, 2008, with effect from April 1, 2007, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 33 on June 18, 2008.

(h)(1)(xvii)
Form of Amended Schedule A to Second Amended and Restated Investment Company Services
Agreement, dated September 15, 2008, to reflect the addition of the Matthews Emerging Markets
Small Companies Fund (formerly known as the Matthews Asia Small Companies Fund) is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
35 on September 15, 2008.

(h)(1)(xviii)
Amended Schedule A to Second Amended and Restated Investment Company Services Agreement,
dated November 30, 2009 to reflect the addition of the Matthews China Dividend Fund, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
39 on February 26, 2010.

(h)(1)(xix)
Amended Schedule A to Second Amended and Restated Investment Company Services Agreement,
effective May 31, 2011, to reflect the addition of the Matthews China Small Companies Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
48 on September 13, 2011.

(h)(1)(xx)
Amended Schedule A to Second Amended and Restated Investment Company Services Agreement,
dated November 30, 2011, to reflect the addition of the Matthews Asia Total Return Bond Fund
(formerly known as the Matthews Asia Strategic Income Fund) is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 50 on November 29, 2011.

(h)(1)(xxi)
Amendment to Second Amended and Restated Investment Company Services Agreement, dated
January 1, 2012, is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 52 on April 27, 2012.

(h)(1)(xxii)
Amended Schedule A to Second Amended and Restated Investment Company Services Agreement,
dated April 30, 2013, to reflect the addition of the Matthews Asia Focus Fund and Matthews
Emerging Asia Fund is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 55 on April 30, 2013.

(h)(1)(xxiii)
Amended Schedule A to Second Amended and Restated Investment Company Services Agreement,
dated April 30, 2015, to reflect the addition of the Matthews Asia ESG Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.

(h)(1)(xxiv)
Amended Schedule A to Second Amended and Restated Investment Company Services Agreement,
dated November 30, 2015, to reflect the addition of the Matthews Asia Value Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 63 on
November 30, 2015.

(h)(1)(xxv)
Amended Schedule A to Second Amended and Restated Investment Company Services Agreement to
reflect the addition of the Matthews Asia Credit Opportunities Fund and the renaming of the
Matthews Asia Innovators Fund (formerly known as the Matthews Asia Science and Technology
Fund) is incorporated herein by reference to and was filed electronically with Post-Effective
Amendment No. 68 on April 28, 2016.

(h)(1)(xxvi)
Amended Schedule A to Second Amended and Restated Investment Company Services Agreement to
reflect the addition of the Matthews Emerging Markets Equity Fund, the renaming of the Matthews
Asia Total Return Bond Fund (formerly known as the Matthews Asia Strategic Income Fund), and the liquidation of the Matthews Asia Focus Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 89 on April 29, 2020.

(h)(1)(xxvii)
Amendment to Second Amended and Restated Investment Company Services Agreement to reflect the renaming of the Matthews Emerging Markets Small Companies Fund (formerly known as the
Matthews Asia Small Companies Fund), the reorganization and liquidation of the Matthews Emerging
Asia Fund, and the liquidation of the Matthews Asia Value Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 92 on April 30, 2021.

(h)(1)(xxviii)
Fund Administration and Accounting Agreement among Matthews International Funds, Matthews
International Capital Management, LLC, and The Bank of New York Mellon, on behalf of the
Matthews Emerging Markets Equity Active ETF, Matthews Asia Innovators Active ETF and Matthews
China Active ETF, dated July 1, 2022 was filed electronically with Post-Effective Amendment 101 on
December 30, 2022.

(h)(1)(xxix)
Transfer Agency and Service Agreement between Matthews International Funds and The Bank of
New York Mellon, on behalf of the Matthews Emerging Markets Equity Active ETF, Matthews Asia
Innovators Active ETF and Matthews China Active ETF, dated July 1, 2022 was filed electronically with Post-Effective Amendment 101 on December 30, 2022.

(h)(1)(xxx)
Amendment to Fund Administration and Accounting Agreement among Matthews International
Funds, Matthews International Capital Management, LLC, and The Bank of New York Mellon to
reflect the addition of the Matthews Emerging Markets ex China Active ETF dated December 30,
2022 was filed electronically with Post-Effective Amendment 101 on December 30, 2022.

(h)(1)(xxxi)
Amendment to Transfer Agency and Service Agreement between Matthews International Funds and
The Bank of New York Mellon to reflect the addition of the Matthews Emerging Markets ex China
Active ETF dated December 30, 2022 was filed electronically with Post-Effective Amendment 101 on
December 30, 2022.

(h)(1)(xxxii)
Amendment to Fund Administration and Accounting Agreement among Matthews International
Funds, Matthews International Capital Management, LLC, and The Bank of New York Mellon to
reflect the addition of the Matthews Korea Active ETF dated April 28, 2023 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment 105 on April 28, 2023.

(h)(1)(xxxiii)
Amendment to Transfer Agency and Service Agreement between Matthews International Funds and
The Bank of New York Mellon to reflect the addition of the Matthews Korea Active ETF dated
April 28, 2023 is incorporated herein by reference to and was filed electronically with Post-Effective
Amendment 105 on April 28, 2023.

(h)(1)(xxxiv)
Amendment to Fund Administration and Accounting Agreement among Matthews International
Funds, Matthews International Capital Management, LLC, and The Bank of New York Mellon to
reflect the addition of the Matthews Emerging Markets Sustainable Future Active ETF, Matthews
Pacific Tiger Active ETF, Matthews India Active ETF, Matthews Japan Active ETF and Matthews
Asia Dividend Active ETF dated August 25, 2023 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment 107 on September 20, 2023.

(h)(1)(xxxv)
Amendment to Transfer Agency and Service Agreement between Matthews International Funds and
The Bank of New York Mellon to reflect the addition of the Matthews Emerging Markets Sustainable
Future Active ETF, Matthews Pacific Tiger Active ETF, Matthews India Active ETF, Matthews Japan
Active ETF and Matthews Asia Dividend Active ETF dated August 25, 2023 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment 107 on September 20, 2023.

(h)(1)(xxxvi)
Amendment to Fund Administration and Accounting Agreement among Matthews International
Funds, Matthews International Capital Management, LLC, and The Bank of New York Mellon to
reflect the addition of the Matthews Emerging Markets Discovery Active ETF and Matthews China
Discovery Active ETF effective as of November 15, 2023 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 109 on December 15, 2023.

(h)(1)(xxxvii)
Amendment to Transfer Agency and Service Agreement between Matthews International Funds and
The Bank of New York Mellon to reflect the addition of the Matthews Emerging Markets Discovery
Active ETF and Matthews China Discovery Active ETF effective as of November 15, 2023 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
109 on December 15, 2023.

(h)(1)(xxxviii)
Amendment to Second Amended and Restated Investment Company Services Agreement dated
May 31, 2024 is incorporated herein by reference to and was filed electronically with Post-Effective
Amendment No. 114 on April 30, 2025.

(h)(1)(xxxix)
Amendment to Fund Administration and Accounting Agreement among Matthews International
Funds, Matthews International Capital Management, LLC, and The Bank of New York Mellon dated
May 31, 2024 is incorporated herein by reference to and was filed electronically with Post-Effective
Amendment No. 114 on April 30, 2025.

(h)(1)(xxxx)	Amendment to Second Amended and Restated Investment Company Services Agreement to reflect the addition of the Matthews Asia ex China Fund, dated [ ], 2026, to be filed by amendment.
(h)(2)(i)
Shareholder Services Agreement between Matthews International Funds and Matthews International
Capital Management, LLC, dated April 17, 1998 and as amended April 3, 2002, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 18 on July 18, 2003.

(h)(2)(ii)
Amendment to Shareholder Services Agreement between Matthews International Funds and
Matthews International Capital Management, LLC, dated August 15, 2003, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23,
2003.

(h)(2)(iii)
Administration and Shareholder Services Agreement between Matthews International Funds and
Matthews International Capital Management, LLC, dated August 13, 2004, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 22 on October 28, 2004.

(h)(2)(iv)
Amended Schedule A to Administration and Shareholder Services Agreement between Matthews
International Funds and Matthews International Capital Management, LLC, dated August 12, 2005, to reflect the addition of the Matthews India Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 27 on October 31, 2005.

(h)(2)(v)
Amended Schedule A to Administration and Shareholder Services Agreement between Matthews
International Funds and Matthews International Capital Management, LLC, dated August 11, 2006, to reflect the addition of the Matthews Asia Dividend Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 29 on August 15, 2006.

(h)(2)(vi)
Amended Schedule B to Administration and Shareholder Services Agreement between Matthews
International Funds and Matthews International Capital Management, LLC, dated August 11, 2006, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
30 on October 31, 2006.

(h)(2)(vii)
Amendment to Administration and Shareholder Services Agreement between Matthews International
Funds and Matthews International Capital Management, LLC, dated August 31, 2007, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 32 on
April 29, 2008.

(h)(2)(viii)
Amendment to Administration and Shareholder Services Agreement between Matthews International
Funds and Matthews International Capital Management, LLC, dated September 15, 2008, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
35 on September 15, 2008.

(h)(2)(ix)
Amendment to Exhibit A to Administration and Shareholder Services Agreement between Matthews
International Funds and Matthews International Capital Management, LLC, dated November 30,
2009, is incorporated herein by reference to and was filed electronically with Post-Effective
Amendment No. 39 on February 26, 2010.

(h)(2)(x)	Reserved.
(h)(2)(xi)
Amended Exhibit B to Administration and Shareholder Services Agreement between Matthews
International Funds and Matthews International Capital Management, LLC, dated December 1, 2010, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment
No. 44 on April 29, 2011.

(h)(2)(xii)
Amendment to Administration and Shareholder Services Agreement between Matthews International
Funds and Matthews International Capital Management, LLC, dated May 19, 2011, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 46 on May 31,
2011.

(h)(2)(xiii)(A)
Amendment to Administration and Shareholder Services Agreement between Matthews International
Funds and Matthews International Capital Management, LLC, dated November 30, 2011, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
50 on November 29, 2011.

(h)(2)(xiii)(B)
Amendment to Administration and Shareholder Services Agreement between Matthews International
Funds and Matthews International Capital Management, LLC, dated April 30, 2013, to reflect the addition of the Matthews Asia Focus Fund and Matthews Emerging Asia Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 55 on April 30, 2013.

(h)(2)(xiv)
Amendment to Administration and Shareholder Services Agreement between Matthews International
Funds and Matthews International Capital Management, LLC, dated September 1, 2013, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
57 on April 30, 2014.

(h)(2)(xv)
Amendment to Administration and Shareholder Services Agreement between Matthews International
Funds and Matthews International Capital Management, LLC, effective September 1, 2014, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
60 on April 30, 2015.

(h)(2)(xvi)
Amendment to Administration and Shareholder Services Agreement between Matthews International
Funds and Matthews International Capital Management, LLC, dated April 30, 2015, to reflect the addition of the Matthews Asia ESG Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.

(h)(2)(xvii)
Amendment to Administration and Shareholder Services Agreement between Matthews International
Funds and Matthews International Capital Management, LLC, dated November 30, 2015, to reflect the addition of the Matthews Asia Value Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 63 on November 30, 2015.

(h)(2)(xviii)
Amendment to Administration and Shareholder Services Agreement between Matthews International
Funds and Matthews International Capital Management, LLC to reflect the addition of the Matthews
Asia Credit Opportunities Fund and the renaming of the Matthews Asia Innovators Fund (formerly known as the Matthews Asia Science and Technology Fund) is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 68 on April 28, 2016.

(h)(2)(xix)
Amendment to Administration and Shareholder Services Agreement between Matthews International
Funds and Matthews International Capital Management, LLC to reflect the addition of the Matthews
Emerging Markets Equity Fund, the renaming of the Matthews Asia Total Return Bond Fund
(formerly known as the Matthews Asia Strategic Income Fund), and the liquidation of the Matthews
Asia Focus Fund is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 89 on April 29, 2020.

(h)(2)(xx)
Amendment to Administration and Shareholder Services Agreement between Matthews International
Funds and Matthews International Capital Management, LLC to reflect the renaming of the Matthews
Emerging Markets Small Companies Fund (formerly known as the Matthews Asia Small Companies
Fund), the reorganization and liquidation of the Matthews Emerging Asia Fund, and the liquidation of the Matthews Asia Value Fund is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 92 on April 30, 2021.

(h)(2)(xxi)
Amendment to Administration and Shareholder Services Agreement between Matthews International
Funds and Matthews International Capital Management, LLC to reflect the addition of the Matthews
Asia ex China Fund, dated [ ], 2026, to be filed by amendment.

(h)(3)
Operating Expenses Agreement between Matthews International Funds and Matthews International
Capital Management, LLC, dated November 14, 2003, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 28 on April 28, 2006.

(h)(3)(i)
Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews
International Capital Management, LLC, dated August 12, 2005, to reflect the addition of the
Matthews India Fund is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 28 on April 28, 2006.

(h)(3)(ii)
Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews
International Capital Management, LLC, dated August 11, 2006, to reflect the addition of the
Matthews Asia Dividend Fund is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 29 on August 15, 2006.

(h)(3)(iii)
Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews
International Capital Management, LLC, dated as of April 23, 2007, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 31 on April 30, 2007.

(h)(3)(iv)
Amended Exhibit A to Operating Expenses Agreement between Matthews International Funds and
Matthews International Capital Management, LLC, dated September 15, 2008, to reflect the addition of the Matthews Emerging Markets Small Companies Fund (formerly known as the Matthews Asia
Small Companies Fund) is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 35 on September 15, 2008.

(h)(3)(v)	Reserved.
(h)(3)(vi)
Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews
International Capital Management, LLC, dated as of April 29, 2009, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 36 on April 29, 2009.

(h)(3)(vii)
Amended Exhibit A to Operating Expenses Agreement between Matthews International Funds and
Matthews International Capital Management, LLC, dated November 30, 2009, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 39 on February 26,
2010.

(h)(3)(viii)
Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews
International Capital Management, LLC, dated May 19, 2011, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 46 on May 31, 2011.

(h)(3)(ix)
Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews
International Capital Management, LLC, dated November 30, 2011, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 50 on November 29,
2011.

(h)(3)(x)
Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews
International Capital Management, LLC, dated April 30, 2013, to reflect the addition of the Matthews
Asia Focus Fund and Matthews Emerging Asia Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 55 on April 30, 2013.

(h)(3)(xi)
Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews
International Capital Management, LLC, effective as of May 1, 2014, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 57 on April 30, 2014.

(h)(3)(xii)
Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews
International Capital Management, LLC, effective as of April 30, 2015, to reflect the addition of the
Matthews Asia ESG Fund is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 60 on April 30, 2015.

(h)(3)(xiii)
Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews
International Capital Management, LLC, dated November 30, 2015, to reflect the addition of the
Matthews Asia Value Fund is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 63 on November 30, 2015.

(h)(3)(xiv)
Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews
International Capital Management, LLC to reflect the addition of the Matthews Asia Credit
Opportunities Fund and the renaming of the Matthews Asia Innovators Fund (formerly known as the
Matthews Asia Science and Technology Fund) is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 68 on April 28, 2016.

(h)(3)(xv)
Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews
International Capital Management, LLC, effective as of April 28, 2017, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 72 on April 27, 2017.

(h)(3)(xvi)
Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews
International Capital Management, LLC, effective as of November 30, 2017, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 75 on November 29,
2017.

(h)(3)(xvii)
Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews
International Capital Management, LLC to reflect the addition of the Matthews Emerging Markets
Equity Fund, the renaming of the Matthews Asia Total Return Bond Fund (formerly known as the
Matthews Asia Strategic Income Fund), and the liquidation of the Matthews Asia Focus Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
89 on April 29, 2020.

(h)(3)(xviii)
Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews
International Capital Management, LLC to reflect the renaming of the Matthews Emerging Markets
Small Companies Fund (formerly known as the Matthews Asia Small Companies Fund), the reorganization and liquidation of the Matthews Emerging Asia Fund, and the liquidation of the
Matthews Asia Value Fund is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 92 on April 30, 2021.

(h)(3)(xix)
Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews
International Capital Management, LLC to reflect the renaming of the Matthews Emerging Markets
Sustainable Future Fund (formerly known as the Matthews Asia ESG Fund), effective as of July 29,
2022 is incorporated herein by reference to and was filed electronically with Post-Effective
Amendment No. 98 on July 29, 2022.

(h)(3)(xx)	Operating Expenses Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated July 7, 2026, to be filed by amendment.
(h)(3)(xxi)
Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews
International Capital Management, LLC to reflect the addition of the Matthews Asia ex China Fund, dated [ ], 2026, to be filed by amendment.

(h)(4)
Amended and Restated Intermediary platform fee subsidy letter agreement between Matthews
International Funds and Matthews International Capital Management, LLC, effective as of March 1,
2015, is incorporated herein by reference to and was filed electronically with Post-Effective
Amendment No. 60 on April 30, 2015.

(h)(5)
Fee waiver letter agreement between Matthews International Funds and Matthews International
Capital Management, LLC, effective as of September 1, 2014, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.

(h)(6)
Amendment to fee waiver letter agreement between Matthews International Funds and Matthews
International Capital Management, LLC, effective as of February 28, 2018, is incorporated by reference to and was filed electronically with Post-Effective Amendment No. 77 on April 27, 2018.

(h)(7)
Fund of Funds Investment Agreement between Matthews International Funds and Fidelity Rutland
Square Trust II, effective as of January 18, 2022, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment 105 on April 28, 2023.

(h)(8)
Fee waiver letter agreement between Matthews International Funds and Matthews International
Capital Management, LLC, effective as of April 28, 2023, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment 105 on April 28, 2023.

(h)(9)
Fee waiver letter agreement between Matthews International Funds and Matthews International
Capital Management, LLC, effective as of December 29, 2023, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 109 on December 15, 2023.

(h)(10)
Fee waiver letter agreement between Matthews International Funds and Matthews International
Capital Management, LLC for family-priced mutual funds, effective as of July 7, 2026, to be filed by amendment.

(h)(11)
Fee waiver letter agreement between Matthews International Funds and Matthews International
Capital Management, LLC for certain exchange-traded funds, effective as of July 7, 2026, to be filed by amendment.

(h)(12)
Fee waiver letter agreement between Matthews International Funds and Matthews International
Capital Management, LLC for Matthews Korea Active ETF, effective as of July 7, 2026, to be filed by amendment.

(i)
Legal Opinions of Counsel are incorporated herein by reference to and were filed electronically with
Post–Effective Amendment Nos. 13, 19, 17, 30, 35, and 89 on December 20, 1999, September 26,
2003, October 31, 2005, October 31, 2006, September 15, 2008, and April 29, 2020, respectively.

(i)(1)	Not Applicable.
(i)(2)
Legal Opinions of Counsel are incorporated herein by reference to and were filed electronically with
Post-Effective Amendment Nos. 38, 46, 50, 55, 60 and 63, on November 30, 2009, May 31, 2011,
November 29, 2011 , April 30, 2013, April 30, 2015, November 30, 2015, and April 28, 2016,
respectively.

(i)(3)
Legal opinion of Paul Hastings LLP as to tax matters with respect to the reorganization of the
Matthews Emerging Asia Fund, a series of the Registrant, into the Matthews Asia Small Companies
Fund, a series of the Registrant, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 92 on April 30, 2021.

(i)(4)
Legal Opinion with respect to the Matthews Emerging Markets Equity Active ETF, Matthews Asia
Innovators Active ETF and Matthews China Active ETF is incorporated herein by reference to and was filed electronically with Post-Effective Amendment 97 on June 30, 2022.

(i)(5)
Legal Opinion with respect to the Matthews Emerging Markets ex China Active ETF is incorporated herein by reference to and was filed electronically with Post-Effective Amendment 101 on
December 30, 2022.

(i)(6)	Legal Opinion with respect to the Matthews Korea Active ETF is incorporated herein by reference to and was filed electronically with Post-Effective Amendment 105 on April 28, 2023.
(i)(7)
Legal Opinion with respect to the Matthews Emerging Markets Sustainable Future Active ETF,
Matthews Pacific Tiger Active ETF, Matthews India Active ETF, Matthews Japan Active ETF, and
Matthews Asia Dividend Active ETF is incorporated herein by reference to and was filed electronically with Post-Effective Amendment 107 on September 20, 2023.

(i)(8)
Revised Legal Opinion with respect to the Matthews Emerging Markets Discovery Active ETF and
Matthews China Discovery Active ETF dated December 15, 2023, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment 110 on December 21, 2023.

(i)(9)	Consent of Counsel is filed herewith.
(j)	Not Applicable.
(k)	Not Applicable.
(l)	Not Applicable.
(m)(1)	12b-1 Plan is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 13 on December 20, 1999.
(m)(2)	Distribution Plan – Class A dated August 13, 2004 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 27 on October 31, 2005.

(m)(3)
Amended and Restated Distribution (12b-1) and Services Plan — Investor Class, dated February 28,
2017, is incorporated herein by reference to and was filed electronically with Post-Effective
Amendment No. 72 on April 27, 2017.

(m)(4)
Distribution (12b-1) and Services Plan for Specified ETF Series, dated December 29, 2023, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
112 on April 29, 2024.

(m)(5)
Amended and Restated Distribution (12b-1) and Services Plan — Investor Class, dated February 28,
2024, is incorporated herein by reference to and was filed electronically with Post-Effective
Amendment No. 112 on April 29, 2024.

(n)	Multiple Class Plan is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 41 on August 27, 2010.
(n)(1)	Reserved.
(n)(2)	Amended Appendix A to the Multiple Class Plan is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 50 on November 29, 2011.
(n)(3)
Amended and Restated Appendix A to the Multiple Class Plan to reflect the addition of the Matthews
Asia Focus Fund and Matthews Emerging Asia Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 55 on April 30, 2013.

(n)(4)
Amended and Restated Appendix A to the Multiple Class Plan, dated April 30, 2015, to reflect the addition of the Matthews Asia ESG Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.

(n)(5)
Amended and Restated Appendix A to the Multiple Class Plan, to reflect the addition of the Matthews
Asia Value Fund, dated November 30, 2015, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 63 on November 30, 2015.

(n)(6)
Amended and Restated Appendix A to the Multiple Class Plan, to reflect the addition of the Matthews
Asia Credit Opportunities Fund and the renaming of the Matthews Asia Innovators Fund (formerly known as the Matthews Asia Science and Technology Fund), is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 68 on April 28, 2016.

(n)(7)	Amended and Restated Multiple Class Plan dated February 28, 2017 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 72 on April 27, 2017.
(n)(8)
Amended and Restated Appendix A to the Multiple Class Plan to reflect the addition of the Matthews
Emerging Markets Equity Fund, the renaming of the Matthews Asia Total Return Bond Fund
(formerly known as the Matthews Asia Strategic Income Fund), and the liquidation of the Matthews
Asia Focus Fund is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 89 on April 29, 2020.

(n)(9)
Amended and Restated Appendix A to the Multiple Class Plan to reflect the renaming of the
Matthews Emerging Markets Small Companies Fund (formerly known as the Matthews Asia Small
Companies Fund), the reorganization and liquidation of the Matthews Emerging Asia Fund, and the liquidation of the Matthews Asia Value Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 92 on April 30, 2021.

(n)(10)	Amended and Restated Appendix A to the Multiple Class Plan to reflect the addition of the Matthews Asia ex China Fund, dated [ ], 2026, to be filed by amendment.
(o)	Reserved.
(p)(1)	Code of Ethics of Matthews International Capital Management, LLC is incorporated herein by reference to and filed electronically with Post-Effective Amendment No. 14 on October 12, 2000.
(p)(2)	Code of Ethics of Matthews International Funds is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on December 21, 2001.
(p)(3)
Code of Ethics of Matthews Asian Funds and Matthews International Capital Management, LLC,
dated December 15, 2003, is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 20 on December 23, 2003.

(p)(4)
Code of Ethics of Matthews Asian Funds and Matthews International Capital Management, LLC,
dated October 11, 2004, is incorporated herein by reference and was filed electronically with
Post-Effective Amendment No. 23 on December 29, 2004.

(p)(5)
Code of Ethics of Matthews Asian Funds and Matthews International Capital Management, LLC,
dated May 2005, is incorporated herein by reference and was filed electronically with Post-Effective
Amendment No. 26 on August 10, 2005.

(p)(6)
Code of Ethics of Matthews Asian Funds and Matthews International Capital Management, LLC,
dated June 2007, is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 32 on April 29, 2008.

(p)(7)
Code of Ethics of Matthews Asia Funds and Matthews International Capital Management, LLC, dated
June 1, 2009, is incorporated herein by reference to and was filed electronically with Post-Effective
Amendment No. 37 on September 16, 2009.

(q)(1)	Power of Attorney, dated November 14, 2003, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.
(q)(2)	Power of Attorney, dated January 27, 2004, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 21 on January 28, 2004.
(q)(3)	Power of Attorney, dated August 12, 2005, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 27 on October 31, 2005.
(q)(4)	Power of Attorney, dated May 25, 2006, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 29 on August 15, 2006.
(q)(5)	Power of Attorney, dated February 28, 2008, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 32 on April 29, 2008.
(q)(6)	Power of Attorney, dated February 23, 2010, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 39 on February 26, 2010.
(q)(7)	Power of Attorney, dated April 28, 2015, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.
(q)(8)	Power of Attorney, dated November 14, 2018, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 83 on April 30, 2019.
(q)(9)	Power of Attorney, dated May 31, 2023, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 106 on July 7, 2023.
(q)(10)	Power of Attorney, dated February 21, 2024, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 112 on April 29, 2024.
Item 29.
Persons Controlled by or Under Common Control with the Fund
In addition to the Registrant, Matthews International Capital Management, LLC (“Matthews”), or an affiliate of Matthews, also serves as the investment adviser to the following funds, each of which is under common control with the Registrant: Matthews Asia Funds SICAV, an open-end investment company organized under the laws of Luxembourg; and Matthews Asia Institutional Funds, LLC, an unregistered investment company organized under the laws of the State of Delaware.
Item 30.
Indemnification
Section 10.2 of the Registrant’s Trust Instrument provides as follows:
10.2 Indemnification. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 10.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.
The Trust shall indemnify officers, and shall have the power to indemnify representatives and employees of the Trust, to the same extent that Trustees are entitled to indemnification pursuant to this Section 10.2.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.
Section 10.3 of the Registrant’s Trust Instrument, incorporated herein by reference as Exhibit 1 to Post-Effective Amendment No. 5, also provides for the indemnification of shareholders of the Registrant. Section 10.3 states as follows:
10.3 Shareholders. In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Series.
In addition, Registrant currently has a trustees’ and officers’ liability policy covering certain types of errors and omissions. In addition, the Registrant has entered into an Indemnification Agreement with each Trustee providing for indemnification and advancement of expenses consistent with the Registrant’s Trust Instrument and applicable state and federal statutes.
Undertaking by Registrant Related to Indemnification
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31.
Business and Other Connections of the Investment Adviser
The primary business activity of Matthews International Capital Management, LLC, Four Embarcadero Center, Suite 550, San Francisco, CA 94111 (“Matthews”), is to offer continuous investment management supervision to client portfolios. Matthews also acts as the investment manager and global distributor, where permitted by local law, of Matthews Asia Funds, SICAV, an open-end umbrella fund organized under the laws of Luxembourg. Matthews Global Investors (Hong Kong) Limited (MGI-HK”), a Hong Kong registered broker-dealer, and Matthews Global Investors (UK) Limited (“MGI-UK”), a UK-licensed firm with the Financial Conduct Authority, are wholly owned subsidiaries of Matthews that are engaged in marketing non-U.S. funds to non-U.S. investors. MGI-HK and MGI-UK are regarded as participating affiliates of Matthews and provide certain portfolio management services at no extra cost to certain of the Funds.
Matthews is registered under the Investment Advisers Act of 1940, as amended. Information as to the directors and officers of Matthews is as follows:
Name and Position with Matthews	Other Company	Position With Other Company
Mark Headley Director, Executive Chairman and Interim CEO	Conservation Lands Foundation 835 E. 2nd Avenue, #305 Durango, CO 81301	Chair
G. Paul Matthews Director	N/A	N/A
Martin Dropkin President and Chief Operating Officer	N/A	N/A
J. David Kast Global Head of Risk, Compliance and Operations; Chief Compliance Officer; Anti-Money Laundering Officer	N/A	N/A

Name and Position with Matthews	Other Company	Position With Other Company
John P. McGowan Global Head of Fund Administration and IT	Matthews Asia Funds SICAV 80, route d’Esch L-1470 Luxembourg Grand Duchy of Luxembourg R.C.S. Luxembourg B 151275	Director
Deepa Damre Smith General Counsel	N/A	N/A
Neil Steedman Global Head of Distribution and Strategy	N/A	N/A
Sean Taylor Chief Investment Officer	DWS Investments Hong Kong Limited 60/F, International Commerce Center 1 Austin Road West Kowloon, Hong Kong, China	Chief Investment Officer, Managing Director
Item 32.
Principal Underwriters
(a)(1)
Foreside Funds Distributors LLC, principal underwriter of the Trust in the United States (the “U.S. Distributor”), serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1.Fairholme Funds, Inc.
2.FundVantage Trust
3.GuideStone Funds
4.Harrison Street Infrastructure Income Fund
5.Harrison Street Real Assets Fund LLC
6.Harrison Street Real Estate Fund LLC
7.Matthews International Funds (d/b/a Matthews Asia Funds)
8.New Alternatives Fund
9.Old Westbury Funds, Inc.
10.Polen Credit Opportunities Fund
(a)(2)
Other than the Matthews Asia Funds, Picton S.A., principal underwriter of certain series of the Trust in Latin America (the “Latin American Distributor”), serves as principal underwriter for no other investment companies registered under the Investment Company Act of 1940, as amended.
(b)(1)
The following is a list of the executive officers of the U.S. Distributor:
Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Jennifer A. Brunner	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Treasurer	None

Name	Address	Position with Underwriter	Position with Registrant
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None
(b)(2)
The following is a list of the directors and executive officers of the Latin American Distributor:
Board of Directors of the Latin American Distributor:
Name	Position(s) with Latin American Distributor	Effective Date
Matías Eguiguren Bravo	Director	May 3, 2022
Gregorio Donoso Ibañez	Director	January 2, 2012
Augusto Jesús Undurraga Bulnes	Director	January 2, 2012
José Miguel Ureta Cardoen	Chairman	May 3, 2022
Officers of the Latin American Distributor:
Name	Position(s) with Latin American Distributor	Effective Date
Tomas Court	Chief Executive Officer	July 1, 2024
(c)
Not Applicable
Item 33.
Location of Accounts and Records
Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained as follows:
(a)
With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(i)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant’s Custodian:
For the Matthews Emerging Markets Equity Active ETF, Matthews Emerging Markets ex China Active ETF, Matthews Emerging Markets Sustainable Future Active ETF, Matthews Emerging Markets Discovery Active ETF, Matthews Pacific Tiger Active ETF, Matthews Asia Innovators Active ETF, Matthews Korea Active ETF, Matthews China Active ETF, Matthews China Innovators Active ETF, Matthews India Active ETF, Matthews Japan Active ETF and Matthews Asia Dividend Active ETF: The Bank of New York Mellon, 301 Bellevue Parkway, Wilmington, DE 19809.
For all other Funds: Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110-1548.
(b)
With respect to Rules 31a-1(a); 31a-1(b)(2)(i)(c), (d), (e) and (f); (4); and 31a-1(f), the required books and records are maintained at the offices of Registrant’s Administrator, Transfer Agent and Fund Accounting Services Agent:
The Bank of New York Mellon (Administrator and Fund Accounting Services Agent) and BNY Mellon Investment Servicing (US) Inc. (Transfer Agent), 301 Bellevue Parkway, Wilmington, DE 19809.
(c)
With respect to Rules 31a-1(b)(4), (5), (6), (9), (10) and (11) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Advisor:
Matthews International Capital Management, LLC, Four Embarcadero Center, Suite 550, San Francisco, CA 94111
(d)
With respect to Rule 31a-1(f), the required books and records are maintained at Registrant’s agent:
The Depository Trust & Clearing Corporation, 55 Thomson Place, Boston, MA 02210
Item 34.
Management Services
Not Applicable.
Item 35.
Undertakings
Not Applicable.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it caused this Post-Effective Amendment No. 120 to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of San Francisco, and State of California, on the 28th day of August, 2026.
Matthews International Funds
By:	/s/ Mark W. Headley
Mark W. Headley President and Principal Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 120 to the Registrant’s registration statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Mark W. Headley	Trustee, President and Principal Executive Officer	August 28, 2026
Mark W. Headley
/s/ Shai Malka	Treasurer, Principal Accounting Officer and Principal Financial Officer	August 28, 2026
Shai Malka
Neal Andrews*	Trustee	August 28, 2026
Neal Andrews
Gale K. Caruso*	Trustee	August 28, 2026
Gale K. Caruso
Christopher F. Lee*	Trustee	August 28, 2026
Christopher F. Lee
Rhoda Rossman*	Trustee	August 28, 2026
Rhoda Rossman
Jonathan F. Zeschin*	Trustee	August 28, 2026
Jonathan F. Zeschin

*By:	/s/ John McGowan
John McGowan as Attorney-in-Fact and Agent pursuant to Power of Attorney

Matthews International Funds
N-1A
Exhibit Index
Exhibit No.	Description
(i)(9)	Consent of Counsel